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UNITED STATES

SECURITIES AND EXCHANGE

COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-6352

ING Series Fund, Inc.

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code:    1-800-992-0180

Date of fiscal year end:	May 31

Date of reporting period:	June 1, 2011 to November 30, 2011

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

November 30, 2011

Classes A, B, C, I, O, R and W

Domestic Equity Index Funds

■	ING Index Plus LargeCap Fund

■	ING Index Plus MidCap Fund

■	ING Index Plus SmallCap Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Euro zone — continued uncertainty

Dear Shareholder,

Recent months have seen headlines and financial markets continue to focus on the ongoing euro zone debt crisis. Acknowledging that the status quo was untenable, in early December, Europe opted to move closer together rather than be torn apart. All 17 nations that use the euro and nine other European Union members agreed to a new fiscal compact that would invite closer scrutiny of individual country budgets. Ratings agencies were mostly unimpressed by these machinations; ultimately, Standard & Poor’s downgraded nine countries in the region, including formerly AAA rated France.

With the stability of Italy and Spain now in question, the need for an effective policy response has become even more acute. The new governments in both countries will have but a short grace period in which to demonstrate their resolve; both have been forced to pay yields at euro-era highs for newly issued bonds.

Across the Atlantic, the chasm between the two major political parties in the United States is as wide as ever, most recently evidenced by the failure of the Congressional “supercommittee” on deficit reduction. Notwithstanding the ongoing paralysis in Washington, the U.S. economy is showing new signs of momentum.

We expect the global economy to deliver positive, if uninspiring, growth into 2012 despite the euro zone’s debt problems. We believe interest rates should remain low in major advanced countries. Markets — and risk assets in general — are likely to remain vulnerable to uncertainty until there is confidence that Europe has adequately addressed its issues.

In times of uncertainty investors historically have turned to sovereign credits, especially U.S. Treasury securities. This spotlights the critical role that governments play in defining the parameters of the financial markets and serving as foundations for generating value within economies. The current trend toward fiscal austerity downplays this important function and may prolong the global economic doldrums.

How should you respond to uncertainty in your own investment program? Don’t try to time the markets. Keep your portfolio well diversified, and pay careful attention to the risks you are assuming. Talk to your financial advisor before you make any changes that might detour your portfolio from your long-term goals.

We appreciate your continued confidence in ING Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

December 20, 2011

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  SIX MONTHS ENDED NOVEMBER 30, 2011

As our fiscal year commenced, the mood had darkened. As recently as April, many of the developed world’s economies, including the U.S., and sentiment, seemed to be returning to health, boosted by heavy, ongoing doses of stimulative and monetary medicine. This was despite natural disasters in Japan and the violent uncertainties of the “Arab Spring” in North Africa and the Middle East, not to mention a European sovereign debt crisis.

But after a fall in May 2011, global equities in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends, continued to slide in each of the first four months of the new fiscal year, losing over 16%, before a remarkable October rally clawed back about half of this. At the half-way point in the fiscal year, global equities were down 10.15%. (The MSCI World IndexSM returned (11.66)% for the six months ended November 30, 2011, measured in U.S. dollars.)

A confluence of factors caused the deterioration in outlook after April 2011. That month the latest unemployment rate was reported at 8.8%, the lowest in 24 months. New private sector jobs well above 200,000 were added in each of January, February and March. But in May, the unemployment rate rebounded to 9.1% and remained at 9% or higher through November, with 42.4% unemployed for more than 26 weeks. By September, the employment report showed zero new jobs created in August. But in a more upbeat November release, this was revised up to 104,000, with September’s new jobs reported at 158,000 and October’s at 80,000.

In the housing market a “double dip” in housing prices had been confirmed in May, when the S&P/Case-Shiller 20-City Composite Home Price Index fell below the near term trough recorded in April 2009. Sales continued at depressed levels, despite improved affordability and record low mortgage interest rates, as access to credit was tight with many homeowners in negative equity on their properties.

Gross Domestic Product (“GDP”) growth had been reported at 3.1% (quarter-over-quarter, annualized) for the fourth quarter of 2010. On July 29 this was scaled down to 2.3%, among other revisions that showed the recession had been deeper and started earlier than previously thought. Worse, growth in the first quarter of 2011 was a barely perceptible 0.4%. When the next quarter’s figure was finalized at just 1.3%, the common assessment was that the economy was operating at “stall-speed.”

Political deadlock added to the gloom. A stopgap agreement to raise the debt ceiling avoided the risk of the United States defaulting on its debt, but it did not stop Standard & Poor’s from downgrading the country’s credit rating. A bipartisan “Debt Supercommittee” appointed to negotiate a more lasting set of budget control measures, admitted defeat on November 21.

But by then, third quarter GDP growth was estimated at 2.0%, while other keenly watched figures like retail sales, industrial production and purchasing managers’ indices were coming in at reasonably healthy levels. “Black Friday” sales on the day after Thanksgiving were reported strong and November ended with the once-feared return to recession looking unlikely.

Despite all this, what moved markets most was news on the euro zone’s sovereign debt crisis, which by early August seemed to be veering out of control. Attention turned from Greece to the much bigger bond markets of Spain and especially Italy, where 10-year Treasury yields rose above an unsustainable 6% and then 7%, roughly the rate that had precipitated bail-outs for Greece, Ireland and Portugal. The European Central Bank (“ECB”) stepped in, uneasily, to buy Italian bonds — and some time. The threat to the euro zone banking system, where vast quantities of Italian and Spanish bonds are held, was clear. As the fiscal half-year ended, a “grand bargain” seemed to be taking shape, whereby euro zone governments would agree to abide by certain fiscal rules and the ECB would be allowed to buy bonds aggressively.

In U.S. fixed income markets the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds rose 3.54% in the six months through November, while the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index lost an almost identical 3.56%. Most notable within the Barclays Capital U.S. Aggregate Bond Index was the 20.79% return on long Treasuries, reflecting declining risk appetite and quantitative easing.

U.S. equities, represented by the S&P 500® Index including dividends, returned (6.25)% for the six months through November, despite October’s 10.7% surge, the best since December 1999. All sectors except utilities and staples posted losses. The operating earnings per share of S&P 500® companies made new records in the second and third quarters of 2011, but estimates for future quarters were coming down as November ended.

In currency markets the euro zone’s problems finally took their toll, as the dollar gained 7.09% on the euro, almost all in November. The pound fell in sympathy with the euro as the UK sends nearly half of its exports to the euro zone: the dollar gained 5.88%. But the dollar fell back against the yen by 3.60% despite Bank of Japan intervention as that currency repeatedly breached post-war high levels.

In international markets, the MSCI Japan® Index slumped 13.51% in the six months through November. The economy contracted as it struggled to recover from the tragedies of March. The MSCI Europe ex UK® Index plunged 17.21%, weighed down by the recessionary threat of the sovereign debt crisis. Euro zone growth shrunk to 0.2% in the second and third quarters and unemployment stood at 10.3%, a euro-era high. The MSCI UK® Index fell 6.26%. GDP growth rebounded to 0.5% in the third quarter, but probably stagnated thereafter in the face of weak euro zone demand and fiscal austerity at home.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P MidCap 400 Index	An unmanaged market capitalization-weighted index of 400 mid-capitalization stocks chosen for market size, liquidity, and industry group representation.
S&P SmallCap 600 Index	An unmanaged index that measures the performance of the small-size company segment of the U.S. market.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

ING INDEX PLUS LARGECAP FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of November 30, 2011

(as a percentage of net assets)

Information Technology	17.4%
Financials	13.9%
Energy	12.6%
Consumer Staples	12.6%
Industrials	11.0%
Consumer Discretionary	10.1%
Health Care	9.3%
Utilities	5.4%
Telecommunications	3.9%
Materials	2.7%
Assets in Excess of Other Liabilities*	1.1%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

ING Index Plus LargeCap Fund (the “Fund” or “Index Plus LargeCap”) seeks to outperform the total return performance of the S&P 500® Index, while maintaining a market level of risk. The Fund is managed by Vincent Costa and Sam Lam, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.*

Performance: For the six-month period ended November 30, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of (7.98)% compared to the S&P 500® Index, which returned (6.25)%, for the same period.

Portfolio Specifics: Performance of our models detracted from results during the period. Security selection in the information technology, consumer discretionary, and telecommunication services had the largest negative impact on performance. In telecommunication services, an overweight in Sprint Nextel Corp. hurt portfolio performance the most. In consumer discretionary, overweights in Netflix Inc. and DeVry Inc. hurt the result. Underweights in General Electric Co., Bank of America Corp. and Citigroup Inc. brought positive performance to the Fund.

Current Outlook & Strategy: In our view, valuations for risky assets remain attractive, particularly for equities that are exposed to energy and materials. We believe that the combination of emerging market growth and geopolitical tensions will keep oil prices high. Nonetheless, a euro zone meltdown and a hard landing in China are important risks that may keep precious metals well supported and therefore likely to outperform other commodities. The Fund currently has overweights in consumer staples, financials, industrials and utilities; and underweights in consumer discretionary and healthcare.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

*	Effective November 28, 2011, Pranay Gupta was replaced with Sam Lam as a portfolio manager to the Fund.

Top Ten Holdings as of November 30, 2011

(as a percentage of net assets)

Apple, Inc.	3.0%
ExxonMobil Corp.	2.9%
Microsoft Corp.	2.2%
International Business Machines Corp.	1.7%
Verizon Communications, Inc.	1.6%
Chevron Corp.	1.6%
AT&T, Inc.	1.5%
Berkshire Hathaway, Inc.	1.3%
Google, Inc. — Class A	1.2%
Coca-Cola Co.	1.1%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING INDEX PLUS MIDCAP FUND

Sector Diversification as of November 30, 2011

(as a percentage of net assets)

Financials	18.7%
Industrials	15.9%
Information Technology	15.1%
Consumer Discretionary	14.3%
Health Care	10.0%
Materials	6.4%
Utilities	6.4%
Energy	6.4%
Consumer Staples	3.7%
Telecommunications	0.6%
Assets in Excess of Other Liabilities*	2.5%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

ING Index Plus MidCap Fund (the “Fund” or “Index Plus MidCap”) seeks to outperform the total return performance of the S&P MidCap 400 Index, while maintaining a market level of risk. The Fund is managed by Vincent Costa and Sam Lam, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.*

Performance: For the six-month period ended November 30, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of (10.60)% compared to the S&P MidCap 400 Index, which returned (10.99)% for the same period.

Portfolio Specifics: Active stock selection within energy, information technology and industrials contributed the most to performance during the period. In energy, an overweight in Southern Union Co. and an underweight in Superior Energy Services Inc. brought positive performance to the Fund. Among industrials, underweights in AGCO Corp., ManpowerGroup and Terex Corp. added to performance. In the information technology sector, underweights in Rovi Corp., Cree, Inc. and Polycom, Inc. also added to performance. Negative performance was brought by overweighting of consumer discretionary company Eastman Kodak Co. and an underweight of

Panera Bread Co., and by overweightings of information technology companies Atmel Corp. and Vishay Intertechnology, Inc.

Current Strategy and Outlook: In our view, valuations for risky assets remain attractive, particularly for equities that are exposed to energy and materials. We believe that the combination of emerging market growth and geopolitical tensions will keep oil prices high. Nonetheless, a euro zone meltdown and a hard landing in China are important risks that may keep precious metals well supported and therefore likely to outperform other commodities. The Fund currently has overweights in consumer discretionary and energy; and underweights in consumer staples, healthcare, financials and materials.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

*	Effective November 28, 2011, Pranay Gupta was replaced with Sam Lam as a portfolio manager to the Fund.

Top Ten Holdings as of November 30, 2011*

(as a percentage of net assets)

Dollar Tree, Inc.	1.1%
Perrigo Co.	1.0%
Cimarex Energy Co.	0.7%
Petsmart, Inc.	0.7%
Tractor Supply Co.	0.7%
OGE Energy Corp.	0.7%
Plains Exploration & Production Co.	0.7%
Green Mountain Coffee Roasters, Inc.	0.7%
Federal Realty Investment Trust	0.7%
Alliance Data Systems Corp.	0.6%

*	Excludes short-term investments.

Portfolio holdings are subject to change daily.

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of November 30, 2011

(as a percentage of net assets)

Information Technology	19.0%
Financials	18.9%
Industrials	15.3%
Consumer Discretionary	14.5%
Health Care	13.0%
Materials	4.5%
Energy	4.3%
Utilities	4.3%
Consumer Staples	4.1%
Telecommunications	0.7%
Assets in Excess of Other Liabilities*	1.4%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

ING Index Plus SmallCap Fund (the “Fund” or “Index Plus SmallCap”) seeks to outperform the total return performance of the S&P SmallCap 600 Index while maintaining a market level of risk. The Fund is managed by Vincent Costa and Sam Lam, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.*

Performance: For the six-month period ended November 30, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of (10.35)% compared to the S&P SmallCap 600 Index, which returned (8.90)%, for the same period.

Portfolio Specifics: Performance of our models detracted from results during the period. Security selection in the consumer staples, industrials and financial sectors had the largest negative impact on performance. In consumer staples, an underweight in Diamond Foods Inc. was the most significant detractor. In healthcare, an overweight in Gentiva Health Services, Inc. hurt the Fund. On the other hand, overweights in Salix Pharmaceuticals Ltd. and Centene Corp. in the healthcare sector offset part of the negative performance, as did an overweight of TreeHouse Foods, Inc. in the consumer staples sector. Positive performance also came in the materials sector, where an overweight in Arch Chemicals, Inc. added to the result.

During the period the Fund used index futures, which detracted slightly from performance.

Current Strategy & Outlook: In our view, valuations for risky assets remain attractive, particularly for equities that are exposed to energy and materials. We believe that the combination of emerging market growth and geopolitical tensions will keep oil prices high. Nonetheless, a euro zone meltdown and a hard landing in China are important risks that may keep precious metals well supported and therefore likely to outperform other commodities. The Fund currently has underweights in consumer discretionary, telecommunication services and utilities.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

*	Effective November 28, 2011, Pranay Gupta was replaced with Sam Lam as a portfolio manager to the Fund.

Top Ten Holdings as of November 30, 2011*

(as a percentage of net assets)

Healthspring, Inc.	1.4%
Salix Pharmaceuticals Ltd.	1.3%
Questcor Pharmaceuticals, Inc.	1.2%
TreeHouse Foods, Inc.	1.1%
Centene Corp.	1.1%
Southwest Gas Corp.	1.0%
Par Pharmaceutical Cos., Inc.	0.9%
Stifel Financial Corp.	1.0%
Ezcorp, Inc.	0.9%
Buffalo Wild Wings, Inc.	0.9%

*	Excludes short-term investments.

Portfolio holdings are subject to change daily.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2011 to November 30, 2011. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2011*	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2011*
Index Plus LargeCap
Class A	$1,000.00	$920.20	0.95%	$4.56	$1,000.00	$1,020.25	0.95%	$4.80
Class B	1,000.00	916.40	1.70	8.14	1,000.00	1,016.50	1.70	8.57
Class C	1,000.00	917.90	1.45	6.95	1,000.00	1,017.75	1.45	7.31
Class I	1,000.00	922.00	0.70	3.36	1,000.00	1,021.50	0.70	3.54
Class O	1,000.00	920.40	0.95	4.56	1,000.00	1,020.25	0.95	4.80
Class R	1,000.00	919.10	1.20	5.76	1,000.00	1,019.00	1.20	6.06
Class W(1)	1,000.00	1,040.80	0.70	2.30	1,000.00	1,021.50	0.70	3.54

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.
(1)	Commencement of operations was August 5, 2011. Expenses paid for the Actual Fund Return reflect the 118-day period ended November 30, 2011.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2011*	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2011*
Index Plus MidCap
Class A	$1,000.00	$894.00	1.00%	$4.74	$1,000.00	$1,020.00	1.00%	$5.05
Class B	1,000.00	890.70	1.75	8.27	1,000.00	1,016.25	1.75	8.82
Class C	1,000.00	891.70	1.50	7.09	1,000.00	1,017.50	1.50	7.57
Class I	1,000.00	895.00	0.75	3.55	1,000.00	1,021.25	0.75	3.79
Class O	1,000.00	894.30	1.00	4.74	1,000.00	1,020.00	1.00	5.05
Class R	1,000.00	892.50	1.25	5.91	1,000.00	1,018.75	1.25	6.31
Class W(1)	1,000.00	1,054.00	0.75	2.48	1,000.00	1,021.25	0.75	3.79
Index Plus SmallCap
Class A	$1,000.00	$896.50	1.00%	$4.74	$1,000.00	$1,020.00	1.00%	$5.05
Class B	1,000.00	893.20	1.75	8.28	1,000.00	1,016.25	1.75	8.82
Class C	1,000.00	894.70	1.50	7.11	1,000.00	1,017.50	1.50	7.57
Class I	1,000.00	898.10	0.75	3.56	1,000.00	1,021.25	0.75	3.79
Class O	1,000.00	896.70	1.00	4.74	1,000.00	1,020.00	1.00	5.05
Class R	1,000.00	895.30	1.25	5.92	1,000.00	1,018.75	1.25	6.31
Class W(1)	1,000.00	1,046.90	0.75	2.47	1,000.00	1,021.25	0.75	3.79

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.
(1)	Commencement of operations was August 5, 2011. Expenses paid for the Actual Fund Return reflect the 118-day period ended November 30, 2011.

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2011 (UNAUDITED)

	ING Index Plus LargeCap Fund	ING Index Plus MidCap Fund	ING Index Plus SmallCap Fund
ASSETS:
Investments in securities at value+*	$276,595,227	$113,135,845	$58,270,579
Short-term investments at value***	4,040,832	4,757,104	2,631,345
Cash	33	61	20
Cash collateral for futures	420,875	367,901	142,868
Receivables:
Investments securities sold	2,178	—	—
Fund shares sold	25,368	23,414	10,389
Dividends	815,208	146,682	56,818
Prepaid expenses	59,250	45,329	42,051
Reimbursement due from manager	21,854	22,470	6,100

Total assets	281,980,825	118,498,806	61,160,170

LIABILITIES:
Payable for fund shares redeemed	636,523	219,394	104,880
Payable upon receipt of securities loaned	960,832	2,012,304	1,818,845
Payable to affiliates	186,700	76,991	38,801
Payable for directors fees	1,460	603	300
Other accrued expenses and liabilities	270,039	132,078	64,201

Total liabilities	2,055,554	2,441,370	2,027,027

NET ASSETS	$279,925,271	$116,057,436	$59,133,143

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$339,771,037	$122,934,474	$64,785,253
Undistributed net investment income	2,718,661	297,311	174,679
Accumulated net realized loss	(102,986,585)	(23,686,300)	(10,409,529)
Net unrealized appreciation	40,422,158	16,511,951	4,582,740

NET ASSETS	$279,925,271	$116,057,436	$59,133,143

+ Including securities loaned at value	$929,656	$1,964,131	$1,770,869
* Cost of investments in securities	$237,173,664	$96,790,607	$53,799,992
*** Cost of short-term investments	$4,040,832	$4,757,104	$2,631,345

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

	ING Index Plus LargeCap Fund	ING Index Plus MidCap Fund	ING Index Plus SmallCap Fund
Class A
Net assets	$181,746,008	$40,728,207	$17,572,098
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	12,611,427	2,908,695	1,237,104
Net asset value and redemption price per share	$14.41	$14.00	$14.20
Maximum offering price per share (3.00%)(1)	$14.86	$14.43	$14.64
Class B
Net assets	$2,675,427	$2,198,549	$901,682
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	184,919	168,649	70,473
Net asset value and redemption price per share†	$14.47	$13.04	$12.79
Class C
Net assets	$20,635,571	$6,094,346	$1,876,578
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,430,362	454,227	141,622
Net asset value and redemption price per share†	$14.43	$13.42	$13.25
Class I
Net assets	$8,540,478	$8,388,792	$4,041,646
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	587,452	589,328	274,612
Net asset value and redemption price per share	$14.54	$14.23	$14.72
Class O
Net assets	$57,826,029	$48,781,451	$28,465,279
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	4,003,144	3,475,059	1,988,328
Net asset value and redemption price per share	$14.45	$14.04	$14.32
Class R
Net assets	$8,498,636	$9,862,930	$6,272,720
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	593,554	711,011	447,033
Net asset value and redemption price per share	$14.32	$13.87	$14.03
Class W
Net assets	$3,122	$3,161	$3,140
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	215	222	213
Net asset value and redemption price per share	$14.54	$14.24	$14.72

(1)	Maximum offering price is computed at 100/97.00 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2011 (UNAUDITED)

	ING Index Plus LargeCap Fund	ING Index Plus MidCap Fund	ING Index Plus SmallCap Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$3,041,312	$919,481	$357,237
Securities lending income, net	44,252	8,606	10,489

Total investment income	3,085,564	928,087	367,726

EXPENSES:
Investment management fees	657,160	271,016	134,929
Distribution and service fees:
Class A	234,347	54,445	22,416
Class B	21,856	12,764	5,208
Class C	80,834	23,890	7,394
Class O	72,450	61,692	35,792
Class R	21,524	25,694	15,853
Transfer agent fees:
Class A	175,147	43,074	20,137
Class B	4,043	2,501	1,164
Class C	20,134	6,334	2,215
Class I	8,702	6,805	2,609
Class O	54,171	49,328	32,199
Class R	8,041	10,221	7,114
Class W	1	2	3
Administrative service fees	116,829	48,181	23,987
Shareholder reporting expense	13,943	20,405	183
Registration fees	44,809	41,933	40,551
Professional fees	32,462	17,293	9,882
Custody and accounting expense	26,598	17,568	2,379
Directors fees	7,540	3,121	1,540
Miscellaneous expense	6,938	5,796	1,249
Interest expense	96	220	—

Total expenses	1,607,625	722,283	366,804
Net waived and reimbursed fees	(153,292)	(91,507)	(55,124)

Net expenses	1,454,333	630,776	311,680

Net investment income	1,631,231	297,311	56,046

REALIZED AND UNREALIZED GAIN (LOSS) :
Net realized gain (loss) on:
Investments	(6,247,322)	1,648,311	1,049,619
Futures	(135,879)	(424,316)	(165,485)

Net realized gain (loss)	(6,383,201)	1,223,995	884,134

Net change in unrealized appreciation (depreciation) on:
Investments	(22,538,790)	(16,544,611)	(8,189,889)
Futures	196,979	14,707	37,275

Net change in unrealized appreciation (depreciation)	(22,341,811)	(16,529,904)	(8,152,614)

Net realized and unrealized loss	(28,725,012)	(15,305,909)	(7,268,480)

Decrease in net assets resulting from operations	$(27,093,781)	$(15,008,598)	$(7,212,434)

* Foreign taxes withheld	$98	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Index Plus LargeCap Fund		ING Index Plus MidCap Fund
	Six Months Ended November 30, 2011	Year Ended May 31, 2011	Six Months Ended November 30, 2011	Year Ended May 31, 2011
FROM OPERATIONS:
Net investment income	$1,631,231	$3,253,037	$297,311	$563,438
Net realized gain (loss)	(6,383,201)	49,753,748	1,223,995	22,105,991
Net change in unrealized appreciation (depreciation)	(22,341,811)	18,322,239	(16,529,904)	14,641,970

Increase (decrease) in net assets resulting from operations	(27,093,781)	71,329,024	(15,008,598)	37,311,399

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(1,906,911)	—	(138,307)
Class B	—	(16,376)	—	(489)
Class C	—	(179,406)	—	(723)
Class I	—	(289,702)	—	(132,183)
Class O	—	(752,639)	—	(177,820)
Class R	—	(77,381)	—	(11,688)

Total distributions	—	(3,222,415)	—	(461,210)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	19,461,630	132,215,345	6,489,592	21,165,476
Reinvestment of distributions	—	2,238,555	—	286,731

	19,461,630	134,453,900	6,489,592	21,452,207
Cost of shares redeemed	(50,320,131)	(193,661,691)	(19,078,787)	(67,985,012)

Net decrease in net assets resulting from capital share transactions	(30,858,501)	(59,207,791)	(12,589,195)	(46,532,805)

Net increase (decrease) in net assets	(57,952,282)	8,898,818	(27,597,793)	(9,682,616)

NET ASSETS:
Beginning of period	337,877,553	328,978,735	143,655,229	153,337,845

End of period	279,925,271	337,877,553	116,057,436	143,655,229

Undistributed net investment income at end of period	$2,718,661	$1,087,430	$297,311	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED) (CONTINUED)

	ING Index Plus SmallCap Fund
	Six Months Ended November 30, 2011	Year Ended May 31, 2011
FROM OPERATIONS:
Net investment income	$56,046	$201,631
Net realized gain	884,134	10,777,547
Net change in unrealized appreciation (depreciation)	(8,152,614)	3,961,776

Increase (decrease) in net assets resulting from operations	(7,212,434)	14,940,954

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	3,562,931	10,153,793

	3,562,931	—
Cost of shares redeemed	(7,898,027)	(19,625,490)

Net decrease in net assets resulting from capital share transactions	(4,335,096)	(9,471,697)

Net increase (decrease) in net assets	(11,547,530)	5,469,257

NET ASSETS:
Beginning of period	70,680,673	65,211,416

End of period	59,133,143	70,680,673

Undistributed net investment income at end of period	$174,679	$118,633

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return	Expenses before reductions/additions	Expenses net of fee waivers and/or recoupments if any		Expense net of all reductions/additions		Net investment income (loss)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)	($)	(%)(1)	(%)(2)(3)	(%)(2)(3)		(%)(2)(3)		(%)(2)(3)		($000’s)	(%)
ING Index Plus LargeCap Fund
Class A
11-30-11	15.66	0.09		(1.34)	(1.25)	—		—	—	—	14.41	(7.98)	1.06	0.95		0.95		1.17		181,746	59
05-31-11	12.81	0.16		2.88	3.04	0.19		—	—	0.19	15.66	23.83	1.08	0.95	†	0.95	†	1.17	†	204,682	164
05-31-10	10.87	0.15		1.99	2.14	0.20		—	—	0.20	12.81	19.63	1.04	0.95	†	0.95	†	1.22	†	98,751	125
05-31-09	16.48	0.22		(5.63)	(5.41)	0.20		—	—	0.20	10.87	(32.85)	1.14	0.95	†	0.95	†	1.61	†	69,823	201
05-31-08	19.53	0.19	•	(2.01)	(1.82)	0.24		0.99	—	1.23	16.48	(9.63)	1.11	0.95	†	0.95	†	1.08	†	116,049	144
05-31-07	16.17	0.16	•	3.36	3.52	0.16		—	—	0.16	19.53	21.86	0.98	0.95	†	0.95	†	0.93	†	207,710	109
Class B
11-30-11	15.79	0.03		(1.35)	(1.32)	—		—	—	—	14.47	(8.36)	1.81	1.70		1.70		0.24		2,675	59
05-31-11	12.85	0.06	•	2.88	2.94	0.00	*	—	—	—	15.79	22.90	1.85	1.70	†	1.70	†	0.42	†	17,094	164
05-31-10	10.89	0.06	•	1.99	2.05	0.09		—	—	0.09	12.85	18.80	1.79	1.70	†	1.70	†	0.48	†	127,924	125
05-31-09	16.41	0.13	•	(5.60)	(5.47)	0.05		—	—	0.05	10.89	(33.32)	1.89	1.70	†	1.70	†	1.27	†	167,778	201
05-31-08	19.42	0.06	•	(2.01)	(1.95)	0.07		0.99	—	1.06	16.41	(10.34)	1.86	1.70	†	1.70	†	0.34	†	16,512	144
05-31-07	16.07	0.03	•	3.34	3.37	0.02		—	—	0.02	19.42	20.97	1.73	1.70	†	1.70	†	0.17	†	30,137	109
Class C
11-30-11	15.72	0.05		(1.34)	(1.29)	—		—	—	—	14.43	(8.21)	1.56	1.45		1.45		0.66		20,636	59
05-31-11	12.85	0.10		2.87	2.97	0.10		—	—	0.10	15.72	23.21	1.58	1.45	†	1.45	†	0.67	†	24,674	164
05-31-10	10.90	0.09	•	1.99	2.08	0.13		—	—	0.13	12.85	19.07	1.54	1.45	†	1.45	†	0.73	†	24,344	125
05-31-09	16.49	0.15	•	(5.62)	(5.47)	0.12		—	—	0.12	10.90	(33.15)	1.64	1.45	†	1.45	†	1.37	†	26,014	201
05-31-08	19.54	0.12		(2.04)	(1.92)	0.14		0.99	—	1.13	16.49	(10.12)	1.61	1.45	†	1.45	†	0.60	†	11,494	144
05-31-07	16.18	0.08		3.36	3.44	0.08		—	—	0.08	19.54	21.27	1.48	1.45	†	1.45	†	0.43	†	16,607	109
Class I
11-30-11	15.77	0.10	•	(1.33)	(1.23)	—		—	—	—	14.54	(7.80)	0.76	0.70		0.70		1.36		8,540	59
05-31-11	12.89	0.19		2.91	3.10	0.22		—	—	0.22	15.77	24.17	0.76	0.63	†	0.63	†	1.48	†	17,345	164
05-31-10	10.93	0.19	•	1.99	2.18	0.22		—	—	0.22	12.89	19.95	0.79	0.70	†	0.70	†	1.51	†	14,210	125
05-31-09	16.60	0.23		(5.66)	(5.43)	0.24		—	—	0.24	10.93	(32.70)	0.89	0.70	†	0.70	†	1.83	†	34,097	201
05-31-08	19.68	0.24	•	(2.03)	(1.79)	0.30		0.99	—	1.29	16.60	(9.42)	0.86	0.70	†	0.70	†	1.31	†	67,691	144
05-31-07	16.29	0.21	•	3.39	3.60	0.21		—	—	0.21	19.68	22.17	0.73	0.70	†	0.70	†	1.17	†	100,710	109
Class O
11-30-11	15.70	0.08		(1.33)	(1.25)	—		—	—	—	14.45	(7.96)	1.06	0.95		0.95		1.17		57,826	59
05-31-11	12.83	0.17	•	2.88	3.05	0.18		—	—	0.18	15.70	23.88	1.08	0.95	†	0.95	†	1.17	†	64,434	164
05-31-10	10.88	0.15	•	1.99	2.14	0.19		—	—	0.19	12.83	19.68	1.04	0.95	†	0.95	†	1.22	†	56,813	125
05-31-09	16.51	0.20		(5.62)	(5.42)	0.21		—	—	0.21	10.88	(32.86)	1.14	0.95	†	0.95	†	1.60	†	51,159	201
05-31-08	19.58	0.20	•	(2.03)	(1.83)	0.25		0.99	—	1.24	16.51	(9.65)	1.11	0.95	†	0.95	†	1.11	†	81,797	144
05-31-07	16.22	0.15		3.38	3.53	0.17		—	—	0.17	19.58	21.84	0.98	0.95	†	0.95	†	0.95	†	90,279	109

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS  (UNAUDITED) (CONTINUED)

		Income (loss) from investment operations				Less distributions								Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions		Net asset value, end of year or period	Total Return	Expenses before reductions/additions	Expenses net of fee waivers and/or recoupments if any		Expense net of all reductions/additions		Net investment income (loss)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)		($)	(%)(1)	(%)(2)(3)	(%)(2)(3)		(%)(2)(3)		(%)(2)(3)		($000’s)	(%)
ING Index Plus LargeCap Fund (Continued)
Class R
11-30-11	15.58	0.07		(1.33)	(1.26)	—		—	—	—		14.32	(8.09)	1.31	1.20		1.20		0.92		8,499	59
05-31-11	12.74	0.13		2.85	2.98	0.14		—	—	0.14		15.58	23.51	1.33	1.20	†	1.20	†	0.91	†	9,648	164
05-31-10	10.80	0.12	•	1.98	2.10	0.16		—	—	0.16		12.74	19.46	1.29	1.20	†	1.20	†	0.97	†	6,936	125
05-31-09	16.37	0.18		(5.59)	(5.41)	0.16		—	—	0.16		10.80	(33.05)	1.39	1.20	†	1.20	†	1.31	†	6,982	201
05-31-08	19.41	0.15	•	(2.01)	(1.86)	0.19		0.99	—	1.18		16.37	(9.90)	1.36	1.20	†	1.20	†	0.86	†	16,284	144
05-31-07	16.08	0.12		3.34	3.46	0.13		—	—	0.13		19.41	21.55	1.23	1.20	†	1.20	†	0.69	†	31,311	109
Class W
08-05-11(4) - 11-30-11	13.97	0 .08		0 .49	0 .57	—		—	—	—		14.54	4 .08	0.81	0.70		0.70		1 .83		3	59

ING Index Plus MidCap Fund
Class A
11-30-11	15.66	0.04		(1.70)	(1.66)	—		—	—	—		14.00	(10.60)	1.15	1.00		1.00		0.53		40,728	49
05-31-11	12.14	0.06	•	3.50	3.56	0.04		—	—	0.04		15.66	29.36	1.06	1.00	†	1.00	†	0.42	†	54,371	140
05-31-10	9.42	0.07	•	2.73	2.80	0.08		—	—	0.08		12.14	29.82	1.08	1.00	†	1.00	†	0.65	†	61,925	153
05-31-09	14.73	0.11		(5.34)	(5.23)	0.08		—	—	0.08		9.42	(35.44)	1.14	1.00	†	1.00	†	0.87	†	54,375	99
05-31-08	19.48	0.08		(1.56)	(1.48)	0.08		3.19	—	3.27		14.73	(7.28)	1.14	1.00	†	1.00	†	0.40	†	111,795	129
05-31-07	17.68	0.11		3.15	3.26	0.05		1.41	—	1.46		19.48	19.43	1.02	1.00	†	1.00	†	0.59	†	175,465	92
Class B
11-30-11	14.64	(0.02)		(1.58)	(1.60)	—		—	—	—		13.04	(10.93)	1.90	1.75		1.75		(0.22)		2,199	49
05-31-11	11.40	(0.04	)•	3.28	3.24	0.00	*	—	—	—		14.64	28.43	1.81	1.75	†	1.75	†	(0.33	)†	3,505	140
05-31-10	8.85	(0.01	)•	2.57	2.56	0.01		—	—	0.01		11.40	28.92	1.83	1.75	†	1.75	†	(0.09	)†	6,287	153
05-31-09	13.84	0.02		(5.01)	(4.99)	0.00	*	—	—	0.00	*	8.85	(36.05)	1.89	1.75	†	1.75	†	0.10	†	7,561	99
05-31-08	18.55	(0.05)		(1.47)	(1.52)	—		3.19	—	3.19		13.84	(7.91)	1.89	1.75	†	1.75	†	(0.35	)†	19,275	129
05-31-07	16.98	(0.03)		3.01	2.98	—		1.41	—	1.41		18.55	18.52	1.77	1.75	†	1.75	†	(0.16	)†	31,260	92
Class C
11-30-11	15.05	0.00	*	(1.63)	(1.63)	—		—	—	—		13.42	(10.83)	1.65	1.50		1.50		0.04		6,094	49
05-31-11	11.69	(0.01)		3.37	3.36	0.00	*	—	—	—		15.05	28.75	1.56	1.50	†	1.50	†	(0.09	)†	7,503	140
05-31-10	9.07	0.02		2.63	2.65	0.03		—	—	0.03		11.69	29.27	1.58	1.50	†	1.50	†	0.16	†	7,134	153
05-31-09	14.16	0.05		(5.13)	(5.08)	0.01		—	—	0.01		9.07	(35.86)	1.64	1.50	†	1.50	†	0.36	†	6,908	99
05-31-08	18.87	(0.01)		(1.51)	(1.52)	—		3.19	—	3.19		14.16	(7.77)	1.64	1.50	†	1.50	†	(0.09	)†	15,040	129
05-31-07	17.20	0.02		3.06	3.08	—		1.41	—	1.41		18.87	18.88	1.52	1.50	†	1.50	†	0.09	†	21,205	92

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS  (UNAUDITED) (CONTINUED)

		Income (loss) from investment operations				Less distributions						Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return	Expenses before reductions/additions	Expenses net of fee waivers and/or recoupments if any		Expense net of all reductions/additions		Net investment income (loss)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)(1)	(%)(2)(3)	(%)(2)(3)		(%)(2)(3)		(%)(2)(3)		($000’s)	(%)
ING Index Plus MidCap Fund (Continued)
Class I
11-30-11	15.90	0.06		(1.73)	(1.67)	—	—	—	—	14.23	(10.50)	0.86	0.75		0.75		0.81		8,389	49
05-31-11	12.33	0.10		3.55	3.65	0.08	—	—	0.08	15.90	29.72	0.74	0.68	†	0.68	†	0.74	†	9,789	140
05-31-10	9.56	0.10	•	2.78	2.88	0.11	—	—	0.11	12.33	30.19	0.83	0.75	†	0.75	†	0.90	†	20,719	153
05-31-09	14.98	0.12		(5.42)	(5.30)	0.12	—	—	0.12	9.56	(35.30)	0.89	0.75	†	0.75	†	1.14	†	24,462	99
05-31-08	19.75	0.11	•	(1.56)	(1.45)	0.13	3.19	—	3.32	14.98	(6.99)	0.89	0.75	†	0.75	†	0.66	†	46,123	129
05-31-07	17.90	0.15	•	3.20	3.35	0.09	1.41	—	1.50	19.75	19.72	0.77	0.75	†	0.75	†	0.85	†	42,061	92
Class O
11-30-11	15.70	0.04		(1.70)	(1.66)	—	—	—	—	14.04	(10.57)	1.15	1.00		1.00		0.55		48,781	49
05-31-11	12.18	0.06		3.51	3.57	0.05	—	—	0.05	15.70	29.34	1.06	1.00	†	1.00	†	0.41	†	56,185	140
05-31-10	9.45	0.07	•	2.75	2.82	0.09	—	—	0.09	12.18	29.84	1.08	1.00	†	1.00	†	0.65	†	47,479	153
05-31-09	14.79	0.10		(5.35)	(5.25)	0.09	—	—	0.09	9.45	(35.45)	1.14	1.00	†	1.00	†	0.89	†	39,337	99
05-31-08	19.55	0.07		(1.55)	(1.48)	0.09	3.19	—	3.28	14.79	(7.25)	1.14	1.00	†	1.00	†	0.41	†	66,663	129
05-31-07	17.75	0.10		3.16	3.26	0.05	1.41	—	1.46	19.55	19.37	1.02	1.00	†	1.00	†	0.59	†	67,607	92
Class R
11-30-11	15.54	0.02		(1.69)	(1.67)	—	—	—	—	13.87	(10.75)	1.40	1.25		1.25		0.29		9,863	49
05-31-11	12.06	0.02		3.48	3.50	0.02	—	—	0.02	15.54	29.01	1.31	1.25	†	1.25	†	0.16	†	12,303	140
05-31-10	9.35	0.05		2.72	2.77	0.06	—	—	0.06	12.06	29.60	1.33	1.25	†	1.25	†	0.40	†	9,794	153
05-31-09	14.59	0.09		(5.29)	(5.20)	0.04	—	—	0.04	9.35	(35.66)	1.39	1.25	†	1.25	†	0.59	†	8,802	99
05-31-08	19.32	0.03		(1.53)	(1.50)	0.04	3.19	—	3.23	14.59	(7.48)	1.39	1.25	†	1.25	†	0.15	†	24,614	129
05-31-07	17.56	0.06		3.12	0.18	0.01	1.41	—	1.42	19.32	19.09	1.27	1.25	†	1.25	†	0.34	†	33,651	92
Class W
08-05-11(4) - 11-30-11	13.51	0.04		0.69	0.73	—	—	—	—	14.24	5.40	0.90	0.75		0.75		1.01		3	49

ING Index Plus SmallCap Fund
Class A
11-30-11	15.84	0.02	•	(1.66)	(1.64)	—	—	—	—	14.20	(10.35)	1.19	1.00		1.00		0.36		17,572	62
05-31-11	12.59	0.05		3.20	3.25	—	—	—	—	15.84	25.81	1.22	1.00	†	1.00	†	0.36	†	21,587	158
05-31-10	9.55	0.03		3.04	3.07	0.03	—	—	0.03	12.59	32.19	1.17	1.00	†	1.00	†	0.25	†	20,693	117
05-31-09	14.37	0.09		(4.84)	(4.75)	0.07	—	—	0.07	9.55	(33.03)	1.33	1.00	†	1.00	†	0.72	†	19,817	66
05-31-08	19.74	0.03		(3.13)	(3.10)	—	2.27	—	2.27	14.37	(15.73)	1.21	1.00	†	1.00	†	0.18	†	43,900	139
05-31-07	18.78	0.02		2.61	2.63	—	1.67	—	1.67	19.74	14.70	1.08	1.00	†	1.00	†	0.08	†	67,193	93
See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS  (UNAUDITED) (CONTINUED)

		Income (loss) from investment operations				Less distributions						Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return	Expenses before reductions/additions	Expenses net of fee waivers and/or recoupments if any		Expense net of all reductions/additions		Net investment income (loss)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)(1)	(%)(2)(3)	(%)(2)(3)		(%)(2)(3)		(%)(2)(3)		($000’s)	(%)
ING Index Plus SmallCap Fund (Continued)
Class B
11-30-11	14.32	(0.03	)•	(1.50)	(1.53)	—	—	—	—	12.79	(10.68)	1.94	1.75		1.75		(0.41)		902	62
05-31-11	11.47	(0.04	)•	2.89	2.85	—	—	—	—	14.32	24.85	1.97	1.75	†	1.75	†	(0.35	)†	1,527	158
05-31-10	8.75	(0.05	)•	2.77	2.72	—	—	—	—	11.47	31.09	1.92	1.75	†	1.75	†	(0.50	)†	2,741	117
05-31-09	13.16	0.00	*	(4.41)	(4.41)	—	—	—	—	8.75	(33.51)	2.08	1.75	†	1.75	†	(0.03	)†	2,885	66
05-31-08	18.43	(0.10)		(2.90)	(3.00)	—	2.27	—	2.27	13.16	(16.35)	1.96	1.75	†	1.75	†	(0.58	)†	7,373	139
05-31-07	17.76	(0.13)		2.47	2.34	—	1.67	—	1.67	18.43	13.88	1.83	1.75	†	1.75	†	(0.68	)†	14,402	93
Class C
11-30-11	14.81	(0.01	)•	(1.55)	(1.56)	—	—	—	—	13.25	(10.53)	1.69	1.50		1.50		(0.15)		1,877	62
05-31-11	11.84	(0.02)		2.99	2.97	—	—	—	—	14.81	25.08	1.72	1.50	†	1.50	†	(0.13	)†	2,396	158
05-31-10	9.00	(0.03)		2.87	2.84	—	—	—	—	11.84	31.56	1.67	1.50	†	1.50	†	(0.25	)†	2,479	117
05-31-09	13.52	0.03		(4.54)	(4.51)	0.01	—	—	0.01	9.00	(33.37)	1.83	1.50	†	1.50	†	0.23	†	2,752	66
05-31-08	18.81	(0.05)		(2.97)	(3.02)	—	2.27	—	2.27	13.52	(16.10)	1.71	1.50	†	1.50	†	(0.32	)†	5,615	139
05-31-07	18.06	(0.07)		2.49	2.42	—	1.67	—	1.67	18.81	14.10	1.58	1.50	†	1.50	†	(0.42	)†	8,621	93
Class I
11-30-11	16.39	0.04	•	(1.71)	(1.67)	—	—	—	—	14.72	(10.19)	0.84	0.75		0.75		0.58		4,042	62
05-31-11	12.99	0.10	•	3.30	3.40	—	—	—	—	16.39	26.17	0.91	0.69	†	0.69	†	0.69	†	4,621	158
05-31-10	9.85	0.06	•	3.14	3.20	0.06	—	—	0.06	12.99	32.51	0.92	0.75	†	0.75	†	0.53	†	5,249	117
05-31-09	14.85	0.12		(5.01)	(4.89)	0.11	—	—	0.11	9.85	(32.89)	1.08	0.75	†	0.75	†	0.98	†	12,271	66
05-31-08	20.25	0.07	•	(3.20)	(3.13)	—	2.27	—	2.27	14.85	(15.46)	0.96	0.75	†	0.75	†	0.42	†	25,170	139
05-31-07	19.17	0.06	•	2.69	2.75	—	1.67	—	1.67	20.25	15.04	0.83	0.75	†	0.75	†	0.34	†	17,542	93
Class O
11-30-11	15.97	0.03	•	(1.68)	(1.65)	—	—	—	—	14.32	(10.33)	1.19	1.00		1.00		0.36		28,465	62
05-31-11	12.69	0.05		3.23	3.28	—	—	—	—	15.97	25.85	1.22	1.00	†	1.00	†	0.35	†	32,968	158
05-31-10	9.63	0.03		3.06	3.09	0.03	—	—	0.03	12.69	32.17	1.17	1.00	†	1.00	†	0.25	†	28,777	117
05-31-09	14.50	0.08		(4.87)	(4.79)	0.08	—	—	0.08	9.63	(33.02)	1.33	1.00	†	1.00	†	0.74	†	23,422	66
05-31-08	19.89	0.03		(3.15)	(3.12)	—	2.27	—	2.27	14.50	(15.71)	1.21	1.00	†	1.00	†	0.18	†	35,728	139
05-31-07	18.91	0.02		2.63	2.65	—	1.67	—	1.67	19.89	14.71	1.08	1.00	†	1.00	†	0.09	†	45,242	93
Class R
11-30-11	15.67	0.01	•	(1.65)	(1.64)	—	—	—	—	14.03	(10.47)	1.44	1.25		1.25		0.10		6,273	62
05-31-11	12.49	0.01		3.17	3.18	—	—	—	—	15.67	25.46	1.47	1.25	†	1.25	†	0.08	†	7,582	158
05-31-10	9.48	(0.00	)*	3.02	3.02	0.01	—	—	0.01	12.49	31.88	1.42	1.25	†	1.25	†	(0.00	)*†	5,272	117
05-31-09	14.23	0.07		(4.80)	(4.73)	0.02	—	—	0.02	9.48	(33.23)	1.58	1.25	†	1.25	†	0.49	†	4,058	66
05-31-08	19.62	(0.01)		(3.11)	(3.12)	—	2.27	—	2.27	14.23	(15.94)	1.46	1.25	†	1.25	†	(0.70	)†	12,619	139
05-31-07	18.71	(0.03)		2.61	2.58	—	1.67	—	1.67	19.62	14.48	1.33	1.25	†	1.25	†	(0.16	)†	16,698	93
Class W
08-05-11(4) - 11-30-11	14.10	0.03		0.63	0.66	—	—	—	—	14.72	4.69	0.94	0.75		0.75		0.72		3	62

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS  (UNAUDITED) (CONTINUED)

(1)

Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)

Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. ING Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. There are ten separate active investment series that comprise the Company. The three series that are in this report are: Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap (each a “Fund” and collectively, the “Funds” or “Index Plus Funds”).

Each Fund offers the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R and Class W shares. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Funds and earn income and realized gains/losses from each Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Class B shares of the Index Plus Funds are closed to new investments, provided that (1) Class B shares of the Index Plus Funds may be purchased through the reinvestment of dividends issued by each Fund; and (2) subject to the terms and conditions of relevant exchange privileges and if permitted under their respective prospectuses, Class B shares of Index Plus Funds may be acquired through exchange of Class B shares of other funds in the ING mutual funds complex.

Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

ING Investments, LLC (“ING Investments” or “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. ING Investments has engaged ING Investment

Management Co. (“ING IM” or “Sub-Adviser”), a Connecticut corporation, to serve as the Sub-Adviser to the Funds. ING Investments Distributor, LLC (“IID” or the “Distributor”) is the principal underwriter of the Funds. ING Investments, ING IM and the Distributor are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate Initial Public Offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations: and the other a European based offering for European and Asian based insurance and investment management operations. ING Groep recently announced that it will explore options other than an initial public offering for its Asian insurance and investment management businesses. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Funds, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser’s loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser, may potentially be deemed a “change of control” of each entity. A change of control would result in the termination of the Funds’ advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Board,

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 1 — ORGANIZATION (continued)

and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Funds or their operations and administration.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A. Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Investments in open-end mutual funds are valued at net asset value. Investments in securities of sufficient credit quality maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Funds’ Board of Directors (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Funds (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time a Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Fund. In calculating a Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under a Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV.

Fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Fund’s investments under these levels of classification is included following the Summary Portfolio of Investments. For the period ended November 30, 2011, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D. Risk Exposures and the use of Derivative Instruments. The Funds’ investment strategies permit the Funds to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

E. Futures Contracts. Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Funds may buy and sell

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Funds’ assets are valued.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Funds’ Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Funds’ Statements of Operations. Realized gains (losses) are reported in the Funds’ Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended November 30, 2011, the Funds have purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Funds are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Funds’ securities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the period ended November 30, 2011, the Funds had an average notional value on futures contracts purchased as disclosed below:

Purchased
Index Plus LargeCap	$4,599,068
Index Plus MidCap	2,983,733
Index Plus SmallCap	1,499,647

F. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund pays dividends at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

G. Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of each Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions will be made until any capital loss carryforwards have been fully utilized or expired.

H. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I. Securities Lending. Each Fund has the option to temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

collateral. A Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the funds and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the period ended November 30, 2011, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Index Plus LargeCap	$173,969,170	$202,233,035
Index Plus MidCap	60,108,931	72,578,433
Index Plus SmallCap	37,424,249	40,997,946

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an investment management agreement (“Management Agreement”) with ING Investments. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For each of the Index Plus Funds — 0.450% on the first $500 million, 0.425% on the next $250 million, 0.400% on the next $1.25 billion and 0.375% in excess of $2 billion.

The Investment Adviser has entered into a sub-advisory agreement with ING IM. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.

ING Funds Services, LLC (“IFS”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund a fee at an annual rate of 0.08% of its average daily net assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of each Fund, except Class I and Class W, pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A	Class B	Class C	Class O	Class R
Index Plus LargeCap	0.25%	1.00%	0.75%	0.25%	0.50%
Index Plus MidCap	0.25%	1.00%	0.75%	0.25%	0.50%
Index Plus SmallCap	0.25%	1.00%	0.75%	0.25%	0.50%

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the period ended November 30, 2011, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges
Index Plus LargeCap	$2,020	N/A
Index Plus MidCap	1,272	N/A
Index Plus SmallCap	773	N/A
Contingent Deferred Sales Charge
Index Plus LargeCap	$68	$14
Index Plus MidCap	—	12
Index Plus SmallCap	—	1

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At November 30, 2011, the Funds had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

Fund	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Index Plus LargeCap	$101,941	$18,123	$66,636	$186,700
Index Plus MidCap	42,050	7,476	27,465	76,991
Index Plus SmallCap	21,374	3,800	13,627	38,801

The Company has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

At November 30, 2011, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Funds:

Subsidiary	Fund	Percentage
ING Direct Investing Inc.	Index Plus LargeCap	19.60%
	Index Plus MidCap	39.91%
	Index Plus SmallCap	45.78%

ING Life Insurance and Annuity Company	Index Plus MidCap	5.02%

ING National Trust	Index Plus LargeCap	7.12%
	Index Plus MidCap	14.71%
	Index Plus SmallCap	14.77%

Reliance Trust Company Cust	Index Plus SmallCap	5.28%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Funds have a common owner that owns over 25% of the outstanding securities of the Funds, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At November 30, 2011, the following Fund had the following expenses included in Other Accrued Expense and Liabilities on the Statements of Assets and Liabilities that exceed 5% of total liabilities.

Fund	Accrued Expenses	Amount
Index Plus LargeCap	Transfer Agent	$193,061

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

ING Investments has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each of the Funds whereby the Investment Adviser has agreed to limit expenses, excluding interest expenses, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Index Plus LargeCap	0.95%	1.70%	1.45%	0.70%	0.95%	1.20%	0.70%
Index Plus MidCap	1.00%	1.75%	1.50%	0.75%	1.00%	1.25%	0.75%
Index Plus SmallCap	1.00%	1.75%	1.50%	0.75%	1.00%	1.25%	0.75%

The Investment Adviser may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of November 30, 2011, the cumulative amount of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	2012	2013	2014	Total
Index Plus LargeCap	$652,750	$368,082	$245,214	$1,266,046
Index Plus MidCap	$176,705	$118,379	$75,953	$371,037
Index Plus SmallCap	$233,834	$124,450	$60,102	$418,386

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of November 30, 2011, are as follows:

	2012	2013	2014	Total
Index Plus LargeCap
Class A	$—	$—	$46,840	$46,840
Class B	$—	$—	$651	$651
Class C	$—	$—	$5,343	$5,343
Class R	$—	$—	$2,149	$2,149
Class O	$—	$—	$14,615	$14,615

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

	2012	2013	2014	Total
Index Plus MidCap
Class A	$—	$—	$7,134	$7,134
Class B	$—	$—	$418	$418
Class C	$—	$—	$1,114	$1,114
Class R	$—	$—	$1,785	$1,785
Class O	$—	$—	$9,023	$9,023
Class W	$—	$—	$1	$1
Index Plus SmallCap
Class A	$—	$—	$8,539	$8,539
Class B	$—	$—	$493	$493
Class C	$—	$—	$950	$950
Class R	$—	$—	$3,022	$3,022
Class O	$—	$—	$13,656	$13,656
Class W	$—	$—	$1	$1

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment

Adviser, are a party to an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Funds in this report utilized the line of credit during the period ended November 30, 2011:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Index Plus LargeCap	3	$885,000	1.32%
Index Plus MidCap	4	1,475,000	1.36

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Index Plus LargeCap
Class A
11/30/2011	957,642	—	(1,417,784)	(460,142)	14,652,036	—	(20,442,538)	(5,790,502)
5/31/2011	7,933,320	116,510	(2,686,536)	5,363,294	114,095,161	1,683,833	(38,806,991)	76,972,003
Class B
11/30/2011	—	—	(897,670)	(897,670)	—	—	(13,889,351)	(13,889,351)
5/31/2011	7,731	932	(8,882,295)	(8,873,632)	115,071	13,761	(127,551,039)	(127,422,207)
Class C
11/30/2011	25,799	—	(165,522)	(139,723)	381,327	—	(2,382,478)	(2,001,151)
5/31/2011	37,151	9,509	(371,303)	(324,643)	538,233	138,302	(5,272,227)	(4,595,692)
Class I
11/30/2011	49,211	—	(561,355)	(512,144)	686,214	—	(7,976,199)	(7,289,985)
5/31/2011	527,027	19,608	(549,416)	(2,781)	7,192,589	285,137	(8,173,609)	(695,883)
Class O
11/30/2011	177,036	—	(279,106)	(102,070)	2,520,434	—	(4,052,734)	(1,532,300)
5/31/2011	431,782	2,783	(756,353)	(321,788)	6,228,220	40,335	(10,839,085)	(4,570,530)
Class R
11/30/2011	83,399	—	(109,249)	(25,850)	1,218,619	—	(1,576,831)	(358,212)
5/31/2011	283,163	5,363	(213,673)	74,853	4,046,071	77,187	(3,018,740)	1,104,518

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Index Plus LargeCap (continued)
Class O
11/30/2011	177,036	—	(279,106)	(102,070)	2,520,434	—	(4,052,734)	(1,532,300)
5/31/2011	431,782	2,783	(756,353)	(321,788)	6,228,220	40,335	(10,839,085)	(4,570,530)
Class R
11/30/2011	83,399	—	(109,249)	(25,850)	1,218,619	—	(1,576,831)	(358,212)
5/31/2011	283,163	5,363	(213,673)	74,853	4,046,071	77,187	(3,018,740)	1,104,518
Class W
8/5/2011(1)-11/30/2011	215	—	—	215	3,000	—	—	3,000
Index Plus MidCap
Class A
11/30/2011	164,149	—	(726,725)	(562,576)	2,320,300	—	(10,233,036)	(7,912,736)
5/31/2011	773,452	9,551	(2,411,633)	(1,628,630)	10,668,228	134,312	(31,598,962)	20,796,422
Class B
11/30/2011	332	—	(71,131)	(70,799)	4,225	—	(940,898)	(936,673)
5/31/2011	4,099	32	(315,984)	(311,853)	55,993	425	(4,032,172)	(3,975,754)
Class C
11/30/2011	8,971	—	(53,394)	(44,423)	119,368	—	(722,438)	(603,070)
5/31/2011	28,687	44	(140,241)	(111,510)	382,228	604	(1,878,734)	(1,495,902)
Class I
11/30/2011	87,547	—	(113,707)	(26,160)	1,179,456	—	(1,693,347)	(513,891)
5/31/2011	149,155	9,156	(1,223,571)	(1,065,260)	2,031,976	130,575	(18,210,678)	(16,048,127)
Class O
11/30/2011	157,253	—	(260,169)	(102,916)	2,183,332	—	(3,658,999)	(1,475,667)
5/31/2011	343,651	647	(663,949)	(319,651)	4,828,049	9,127	(9,087,693)	(4,250,517)
Class R
11/30/2011	48,725	—	(129,593)	(80,868)	679,911	—	(1,830,069)	(1,150,158)
5/31/2011	228,340	837	(249,708)	(20,531)	3,199,002	11,688	(3,176,773)	33,917
Class W
8/5/2011(1)-11/30/2011	222	—	—	222	3,000	—	—	3,000
Index Plus SmallCap
Class A
11/30/2011	96,729	—	(222,347)	(125,618)	1,403,680	—	(3,230,243)	(1,826,563)
5/31/2011	253,290	—	(533,750)	(280,460)	3,569,871	—	(7,199,589)	(3,629,718)
Class B
11/30/2011	—	—	(36,171)	(36,171)	—	—	(480,737)	(480,737)
5/31/2011	3,339	—	(135,624)	(132,285)	45,886	—	(1,727,991)	(1,682,105)
Class C
11/30/2011	5,595	—	(25,678)	(20,083)	72,635	—	(341,022)	(268,387)
5/31/2011	12,125	—	(59,840)	(47,715)	157,926	—	(795,642)	(637,716)
Class I
11/30/2011	16,769	—	(24,041)	(7,272)	251,398	—	(345,123)	(93,725)
5/31/2011	40,675	—	(162,834)	(122,159)	587,219	—	(2,277,756)	(1,690,537)
Class O
11/30/2011	91,290	—	(167,830)	(76,540)	1,301,545	—	(2,430,874)	(1,129,329)
5/31/2011	222,533	—	(424,946)	(202,413)	3,170,583	—	(5,942,943)	(2,772,360)
Class R
11/30/2011	37,483	—	(74,329)	(36,846)	530,673	—	(1,070,028)	(539,355)
5/31/2011	189,260	—	(127,590)	61,670	2,622,308	—	(1,681,569)	940,739
Class W
8/5/2011(1)-11/30/2011	213	—	—	213	3,000	—	—	3,000

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: effective October 1, 2011, BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

Currently, the cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Prior to October 1, 2011, the cash collateral was invested in the BNY Mellon Overnight Government Fund (formerly, The BNY Institutional Cash Reserves Fund — Series A) and the BNY Institutional Cash Reserves Fund — Series B (“BICR — Series B”), each a series within the BNY Institutional Cash Reserves Trust (collectively, the “BICR Fund”). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. From the beginning of the period covered by this report through October 16, 2011, BICR-Series B held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the “Lehman Securities”). The Lehman Securities had market values significantly below amortized cost. On May 22, 2009, the Funds agreed to the terms of a capital support agreement (the “Capital Support Agreement”) extended by The Bank of New York Mellon Corporation (“BNYC”), an affiliated company of BNY, for the Lehman Securities held by BICR — Series B. Under the terms of the Capital Support Agreement, BNYC agreed to support the value of the Lehman Securities up to 80% of the par value (the remaining 20% of the par value represents a realized loss to the Funds) and subject, in part, to the Funds’ continued participation in the BNY securities lending program through September 15, 2011. As of September 15, 2011, the Funds had complied with the requirements under the Capital Support Agreement and therefore the Funds could exercise their right to sell the Lehman Securities to BNYC at a price equal to 80% of par value. The sale of the Lehman Securities was completed on October 17, 2011.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At November 30, 2011, the following Funds had securities on loan with the following market values:

Fund	Value of Securities Loaned	Cash Collateral Received
Index Plus LargeCap	$929,656	$960,832
Index Plus MidCap	1,964,131	2,012,304
Index Plus SmallCap	1,770,869	1,818,845

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

There were no dividends or distributions to shareholders for the six months ended November 30, 2011.

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended May 31, 2011
Ordinary Income
Index Plus LargeCap	$3,222,415
Index Plus MidCap	461,210
Index Plus SmallCap	—

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2011 were:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Expiration Dates
Index Plus LargeCap	$1,087,430	$3,532,848	$56,035,245	$(21,228,502)	2016
				(72,179,006)	2018

				$(93,407,508)*

Index Plus MidCap	—	—	31,671,813	(23,540,253)	2018
Index Plus SmallCap	118,633	—	12,244,732	(10,803,041)	2018

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Funds’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2006.

As of November 30, 2011, no provisions for income tax would be required in the Funds’ financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ tax year ending May 31, 2012. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards. Relevant information regarding the impact of the Act on the Funds, if any, will be contained within the “Federal Income Taxes” section of the financial statement notes for the fiscal year ending May 31, 2012.

NOTE 13 — OTHER ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and the International Financial Reporting Standards (“IFRSs”). The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. As of November 30, 2011, management of the Funds is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

NOTE 14 — SUBSEQUENT EVENTS

Dividends: Subsequent to November 30, 2011, the following Funds declared and paid dividends and distributions of:

	PER SHARE AMOUNTS
	Net Investment Income	Long-Term Capital Gain	Payable Date	Record Date
Index Plus LargeCap
Class A	$0.1746	$0.1833	December 19, 2011	December 15, 2011
Class B	$—	$0.1833	December 19, 2011	December 15, 2011
Class C	$0.0933	$0.1833	December 19, 2011	December 15, 2011
Class I	$0.1989	$0.1833	December 19, 2011	December 15, 2011
Class O	$0.1730	$0.1833	December 19, 2011	December 15, 2011
Class R	$0.1400	$0.1833	December 19, 2011	December 15, 2011
Class W	$0.2256	$0.1833	December 19, 2011	December 15, 2011
Index Plus MidCap
Class A	$0.0428	$—	December 19, 2011	December 15, 2011
Class B	$—	$—	December 19, 2011	December 15, 2011
Class C	$0.0053	$—	December 19, 2011	December 15, 2011
Class I	$0.0655	$—	December 19, 2011	December 15, 2011
Class O	$0.0449	$—	December 19, 2011	December 15, 2011
Class R	$0.0231	$—	December 19, 2011	December 15, 2011
Class W	$0.0737	$—	December 19, 2011	December 15, 2011
Index Plus SmallCap
Class A	$0.0319	$—	December 19, 2011	December 15, 2011
Class B	$—	$—	December 19, 2011	December 15, 2011
Class C	$—	$—	December 19, 2011	December 15, 2011
Class I	$0.0731	$—	December 19, 2011	December 15, 2011
Class O	$0.0352	$—	December 19, 2011	December 15, 2011
Class R	$0.0104	$—	December 19, 2011	December 15, 2011
Class W	$0.0804	$—	December 19, 2011	December 15, 2011
Class W	$0.0737	$—	December 19, 2011	December 15, 2011

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 14 — SUBSEQUENT EVENTS (continued)

Effective December 31, 2011, the process of converting ING Investment Management Co. to an LLC was completed. The company’s name is now ING Investment Management Co. LLC — a Delaware limited liability company.

Effective January 1, 2012, the Internal Revenue Service requires mutual fund companies and brokers to report on Form 1099-B the cost basis on the sale or exchange of Fund shares acquired on or after January 1, 2012 (“covered shares”). If you acquire and hold shares directly through the Fund and not through a Financial Intermediary, the Fund will use an average cost single category methodology for tracking and reporting your cost basis on covered shares, unless you request, in writing, another cost basis reporting methodology.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

ING INDEX PLUS LARGECAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.9%
		Consumer Discretionary: 10.1%
6,700	@	Amazon.com, Inc.	$1,288,343	0.5
48,600		Mattel, Inc.	1,400,166	0.5
28,000		McDonald’s Corp.	2,674,560	1.0
24,900		Time Warner Cable, Inc.	1,505,952	0.5
529,254		Other Securities(a)	21,341,559	7.6
			28,210,580	10.1
		Consumer Staples: 12.6%
65,100		Altria Group, Inc.	1,867,719	0.7
47,887		Coca-Cola Co.	3,219,443	1.1
42,700		Hormel Foods Corp.	1,285,697	0.5
56,200		Kroger Co.	1,302,716	0.5
26,200		McCormick & Co., Inc.	1,275,940	0.5
32,500		Molson Coors Brewing Co.	1,319,175	0.5
28,100		PepsiCo, Inc.	1,798,400	0.6
34,376		Philip Morris International, Inc.	2,620,826	0.9
35,310		Procter & Gamble Co.	2,279,967	0.8
39,736		Wal-Mart Stores, Inc.	2,340,450	0.8
435,076		Other Securities	15,942,194	5.7
			35,252,527	12.6
		Energy: 12.6%
42,927		Chevron Corp.	4,413,754	1.6
27,400		ConocoPhillips	1,954,168	0.7
25,700		Devon Energy Corp.	1,682,322	0.6
21,300		Diamond Offshore Drilling	1,281,195	0.4
101,701		ExxonMobil Corp.	8,180,828	2.9
46,200		Marathon Oil Corp.	1,291,752	0.5
36,229		Schlumberger Ltd.	2,729,131	1.0
361,644		Other Securities	13,727,819	4.9
			35,260,969	12.6
		Financials: 13.9%
336,743		Bank of America Corp.	1,831,882	0.7
47,200	@	Berkshire Hathaway, Inc.	3,717,472	1.3
51,740		Citigroup, Inc.	1,421,815	0.5
75,053		JPMorgan Chase & Co.	2,324,391	0.8

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Financials: (continued)
75,604		Wells Fargo & Co.	$1,955,120	0.7
1,106,453		Other Securities	27,524,957	9.9
			38,775,637	13.9
		Health Care: 9.3%
31,872		Amgen, Inc.	1,845,708	0.7
36,300		Eli Lilly & Co.	1,373,955	0.5
38,500	@	Gilead Sciences, Inc.	1,534,225	0.6
40,499		Johnson & Johnson	2,621,095	0.9
50,258		Merck & Co., Inc.	1,796,723	0.6
107,938		Pfizer, Inc.	2,166,316	0.8
392,237		Other Securities	14,629,366	5.2
			25,967,388	9.3
		Industrials: 11.0%
23,600		Boeing Co.	1,621,084	0.6
132,974		General Electric Co.	2,115,616	0.7
17,671		Lockheed Martin Corp.	1,380,989	0.5
22,400		Northrop Grumman Corp.	1,278,368	0.4
12,700		Union Pacific Corp.	1,313,307	0.5
16,743		United Technologies Corp.	1,282,514	0.5
454,803		Other Securities(a)	21,826,229	7.8
			30,818,107	11.0
		Information Technology: 17.4%
21,966	@	Apple, Inc.	8,395,405	3.0
36,700	@	BMC Software, Inc.	1,308,722	0.5
5,410	@	Google, Inc. - Class A	3,242,700	1.2
25,169		International Business Machines Corp.	4,731,772	1.7
51,456		Intel Corp.	1,281,769	0.4
3,633		Mastercard, Inc.	1,360,740	0.5
239,474		Microsoft Corp.	6,125,745	2.2
93,463		Oracle Corp.	2,930,065	1.0
14,800		Visa, Inc.	1,435,156	0.5
808,159		Other Securities(a)	17,942,089	6.4
			48,754,163	17.4
		Materials: 2.7%
178,515		Other Securities(a)	7,599,182	2.7

See Accompanying Notes to Financial Statements

ING INDEX PLUS LARGECAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	Telecommunications: 3.9%
149,683	AT&T, Inc.	4,337,813	1.5
118,294	Verizon Communications, Inc.	4,463,233	1.6
198,981	Other Securities	2,137,074	0.8
		10,938,120	3.9
	Utilities: 5.4%
61,900	CMS Energy Corp.	1,294,948	0.5
406,331	Other Securities	13,723,606	4.9
		15,018,554	5.4
	Total Common Stock (Cost $237,173,664)	276,595,227	98.9

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.4%
	Securities Lending Collateralcc(1): 0.3%
$960,832	Merrill Lynch & Co., Inc., Repurchase Agreement dated 11/30/11, 0.14%, due 12/01/11 (Principal Amount $960,832, collateralized by various U.S. Government Agency Obligations, 3.000%-6.500%, Market Value plus accrued interest $980,049, due 04/01/14-12/01/41) (Cost $960,832)	$960,832	0.3

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 1.1%
3,080,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $3,080,000)	$3,080,000	1.1
	Total Short-Term Investments (Cost $4,040,832)	4,040,832	1.4

	Total Investments in Securities (Cost $241,214,496)	$280,636,059	100.3
	Liabilities in Excess of Other Assets	(710,788)	(0.3)

	Net Assets	$279,925,271	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
(a)	This grouping contains loaned securities.

Cost for federal income tax purposes is $248,655,295.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$46,498,154
Gross Unrealized Depreciation	(14,517,390)

Net Unrealized appreciation	$31,980,764

See Accompanying Notes to Financial Statements

ING INDEX PLUS LARGECAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 11/30/2011
Asset Table
Investments, at value
Common Stock*	$276,595,227	$—	$—	$276,595,227
Short-Term Investments	3,080,000	960,832	—	4,040,832

Total Investments, at value	$279,675,227	$960,832	$—	$280,636,059

Other Financial Instruments+
Futures	267,786	—	—	267,786

Total Assets	$279,943,013	$960,832	$—	$280,903,845

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.
There were no significant transfers between Level 1 and 2 during the period ended November 30, 2011.

ING Index Plus LargeCap Fund Open Futures Contracts on November 30, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	57	12/16/11	$3,551,100	$230,743
S&P 500 E-Mini	8	03/16/12	496,040	37,043

			$4,047,140	$267,786

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of November 30, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets-Unrealized appreciation*	$267,786

Total Asset Derivatives		$267,786

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended November 30, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Equity contracts	$(135,879)

Total	$(135,879)

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Equity contracts	$196,979

Total	$196,979

See Accompanying Notes to Financial Statements

ING INDEX PLUS MIDCAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.5%
		Consumer Discretionary: 14.3%
9,424	@	BorgWarner, Inc.	$621,230	0.5
5,800	@	Deckers Outdoor Corp.	631,881	0.5
15,584	@	Dollar Tree, Inc.	1,269,940	1.1
26,400		Foot Locker, Inc.	622,776	0.5
7,972	@	Fossil, Inc.	714,212	0.6
21,700	@	LKQ Corp.	662,501	0.6
16,173		Petsmart, Inc.	780,347	0.7
10,900		Polaris Industries, Inc.	655,090	0.6
10,800		Tractor Supply Co.	780,084	0.7
9,481		Tupperware Corp.	552,363	0.5
490,949		Other Securities(a)	9,285,703	8.0
			16,576,127	14.3
		Consumer Staples: 3.7%
8,933	@	Energizer Holdings, Inc.	645,677	0.6
14,506	@,L	Green Mountain Coffee Roasters, Inc.	760,550	0.7
24,918	@	Smithfield Foods, Inc.	610,242	0.5
43,824		Other Securities(a)	2,244,661	1.9
			4,261,130	3.7
		Energy: 6.4%
12,528		Cimarex Energy Co.	840,378	0.7
27,924		HollyFrontier Corp.	649,233	0.6
21,526	@	Plains Exploration & Production Co.	765,895	0.7
13,411		Southern Union Co.	552,801	0.5
142,703		Other Securities(a)	4,591,420	3.9
			7,399,727	6.4
		Financials: 18.7%
9,614		Alexandria Real Estate Equities, Inc.	630,294	0.5

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Financials: (continued)
8,600		Federal Realty Investment Trust	760,498	0.7
18,424		Liberty Property Trust	549,219	0.5
18,471	@	MSCI, Inc. - Class A	623,396	0.5
18,900		Realty Income Corp.	639,954	0.6
12,242		Reinsurance Group of America, Inc.	630,463	0.5
27,160		Senior Housing Properties Trust	595,076	0.5
743,357		Other Securities(a)	17,279,394	14.9
			21,708,294	18.7
		Health Care: 10.0%
18,246	@	Endo Pharmaceuticals Holdings, Inc.	624,561	0.5
8,594	@,L	Idexx Laboratories, Inc.	646,183	0.6
3,736	@	Mettler Toledo International, Inc.	597,013	0.5
11,689		Perrigo Co.	1,144,353	1.0
23,726	@	Resmed, Inc.	618,062	0.5
254,570		Other Securities	7,942,160	6.9
			11,572,332	10.0
		Industrials: 15.9%
14,700	@	AGCO Corp.	672,525	0.6
9,453		Hubbell, Inc.	618,415	0.5
8,782	@	Kansas City Southern	597,439	0.5
24,154		KBR, Inc.	698,051	0.6
7,900		MSC Industrial Direct Co.	549,287	0.5
18,100		Waste Connections, Inc.	593,137	0.5
419,514		Other Securities	14,697,851	12.7
			18,426,705	15.9
		Information Technology: 15.1%
7,269	@	Alliance Data Systems Corp.	744,418	0.6
71,123	@	Atmel Corp.	630,861	0.5
23,071	@	Avnet, Inc.	687,285	0.6

See Accompanying Notes to Financial Statements

ING INDEX PLUS MIDCAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Information Technology: (continued)
7,100		Factset Research Systems, Inc.	661,933	0.6
15,500	@	Gartner, Inc.	586,365	0.5
17,100	@	Lam Research Corp.	697,167	0.6
12,230	@	Micros Systems, Inc.	576,889	0.5
15,500	@	Rackspace Hosting, Inc.	672,390	0.6
23,400	@	Synopsys, Inc.	654,498	0.6
542,243		Other Securities(a)	11,636,997	10.0
			17,548,803	15.1
		Materials: 6.4%
13,000		Albemarle Corp.	708,890	0.6
12,534		Reliance Steel & Aluminum Co.	615,545	0.5
172,341		Other Securities(a)	6,178,673	5.3
			7,503,108	6.4
		Telecommunications: 0.6%
27,040		Other Securities	657,322	0.6

		Utilities: 6.4%
17,300		Alliant Energy Corp.	730,233	0.6
11,900		Energen Corp.	603,568	0.5
14,638		OGE Energy Corp.	775,228	0.7
18,812		UGI Corp.	563,608	0.5
162,034		Other Securities	4,809,660	4.1
			7,482,297	6.4
	Total Common Stock (Cost $96,790,607)		113,135,845	97.5

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 4.1%
	Securities Lending Collateralcc(1): 1.7%
$1,000,000	BNP Paribas Bank, Repurchase Agreement dated 11/30/11, 0.15%, due 12/01/11 (Principal Amount $1,000,000, collateralized by various U.S. Government Agency Obligations, 3.500%- 6.500%, Market Value plus accrued interest $1,020,000, due 05/01/18-01/01/48)	$1,000,000	0.9
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 11/30/11, 0.15%, due 12/01/11 (Principal Amount $1,000,000, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%- 6.819%, Market Value plus accrued interest $1,020,000, due 12/22/11-08/01/45)	1,000,000	0.8

See Accompanying Notes to Financial Statements

ING INDEX PLUS MIDCAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
$2,304	Daiwa Capital Markets, Repurchase Agreement dated 11/30/11, 0.12%, due 12/01/11 (Principal Amount $12,304, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%- 8.125%, Market Value plus accrued interest $12,550, due 12/08/11- 01/01/48)	$12,304	0.0
		2,012,304	1.7

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 2.4%
2,744,800	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $2,744,800)	$2,744,800	2.4
	Total Short-Term Investments (Cost $4,757,104)	4,757,104	4.1

	Total Investments in Securities (Cost $101,547,711)	$117,892,949	101.6
	Liabilities in Excess of Other Assets	(1,835,513)	(1.6)

	Net Assets	$116,057,436	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at November 30, 2011.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
(a)	This grouping contains loaned securities.

Cost for federal income tax purposes is $103,404,008.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$20,099,338
Gross Unrealized Depreciation	(5,610,397)

Net Unrealized appreciation	$14,488,941

See Accompanying Notes to Financial Statements

ING INDEX PLUS MIDCAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 11/30/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$16,576,127	$—	$—	$16,576,127
Consumer Staples	4,261,130	—	—	4,261,130
Energy	7,399,727	—	—	7,399,727
Financials	21,708,294	—	—	21,708,294
Health Care	11,572,332	—	—	11,572,332
Industrials	18,426,705	—	—	18,426,705
Information Technology	17,548,803	—	—	17,548,803
Materials	7,503,108	—	—	7,503,108
Telecommunications	657,322	—	—	657,322
Utilities	7,482,297	—	—	7,482,297

Total Common Stock	113,135,845	—	—	113,135,845

Short-Term Investments	2,744,800	2,012,304	—	4,757,104

Total Investments, at value	$115,880,645	$2,012,304	$—	$117,892,949

Other Financial Instruments+
Futures	150,057	—	—	150,057

Total Assets	$116,030,702	$2,012,304	$—	$118,043,006

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

There	were no significant transfers between Level 1 and 2 during the period ended November 30, 2011.

Transfers	in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

ING INDEX PLUS MIDCAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

ING Index Plus MidCap Fund Open Futures Contracts on November 30, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P Mid 400 E-Mini	36	12/16/11	$3,179,160	$150,057

			$3,179,160	$150,057

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of November 30, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets-Unrealized appreciation*	$150,057

Total Asset Derivatives		$150,057

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended November 30, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Equity contracts	$(424,316)

Total	$(424,316)

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures
Equity contracts	$14,707

Total	$14,707

ING INDEX PLUS SMALLCAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.6%
		Consumer Discretionary: 14.5%
7,950	@	Buffalo Wild Wings, Inc.	$512,616	0.9
11,908	@	Capella Education Co.	404,872	0.7
13,576		HSN, Inc.	486,021	0.8
20,700	@,L	Lumber Liquidators	350,658	0.6
29,801	@	Skechers USA, Inc.	401,121	0.7
13,726	@	True Religion Apparel, Inc.	483,155	0.8
10,000	@	Vitamin Shoppe, Inc.	368,100	0.6
332,862		Other Securities(a)	5,562,792	9.4
			8,569,335	14.5
		Consumer Staples: 4.1%
12,077		Diamond Foods, Inc.	335,137	0.6
10,150	@	TreeHouse Foods, Inc.	669,190	1.1
72,273		Other Securities(a)	1,418,085	2.4
			2,422,412	4.1
		Energy: 4.3%
38,419	@	Pioneer Drilling Co.	421,841	0.7
5,894		SEACOR Holdings, Inc.	511,422	0.9
16,058	@	Swift Energy Co.	471,945	0.8
48,197		Other Securities(a)	1,121,884	1.9
			2,527,092	4.3
		Financials: 18.9%
11,570		Delphi Financial Group	318,175	0.5
10,950		EastGroup Properties, Inc.	466,142	0.8
7,416		Entertainment Properties Trust	331,495	0.6
18,472	@	Ezcorp, Inc.	537,351	0.9
19,920		First Financial Bancorp.	316,330	0.5
25,250		Healthcare Realty Trust, Inc.	444,905	0.7
6,451		Mid-America Apartment Communities, Inc.	369,771	0.6
17,872	@	Stifel Financial Corp.	566,542	1.0
15,958		Tanger Factory Outlet Centers, Inc.	452,409	0.8
15,867		Tower Group, Inc.	333,048	0.6
476,898		Other Securities(a)	7,040,958	11.9
			11,177,126	18.9

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Health Care: 13.0%
16,546	@	Centene Corp.	$640,496	1.1
15,131	@	Healthspring, Inc.	826,455	1.4
17,616	@	Par Pharmaceutical Cos., Inc.	570,934	0.9
16,200	@	Questcor Pharmaceuticals, Inc.	728,190	1.2
17,492	@	Salix Pharmaceuticals Ltd.	772,097	1.3
248,017		Other Securities(a)	4,179,052	7.1
			7,717,224	13.0
		Industrials: 15.3%
16,733		AAR Corp.	305,545	0.5
10,096	@	Ceradyne, Inc.	300,255	0.5
15,162		Curtiss-Wright Corp.	499,588	0.9
19,455	@	Geo Group, Inc.	344,353	0.6
21,574	@	II-VI, Inc.	422,203	0.7
13,916		Kaydon Corp.	439,467	0.7
8,567	@	Moog, Inc.	358,272	0.6
21,015	@	Tetra Tech, Inc.	470,526	0.8
6,233		Toro Co.	351,978	0.6
260,344		Other Securities	5,551,415	9.4
			9,043,602	15.3
		Information Technology: 19.0%
24,856	@	Blue Coat Systems, Inc.	447,408	0.8
61,000	@,L	GT Advanced Technologies, Inc.	470,920	0.8
9,906	@	JDA Software Group, Inc.	312,237	0.5
9,598		MAXIMUS, Inc.	399,277	0.7
24,725	@	Progress Software Corp.	503,648	0.8
37,189	@	Tekelec	409,823	0.7
20,975	@	Tessera Technologies, Inc.	363,916	0.6
30,995	@	TTM Technologies, Inc.	341,255	0.6
7,636	@	Wright Express Corp.	400,737	0.7
543,790		Other Securities(a)	7,558,963	12.8
			11,208,184	19.0
		Materials: 4.5%
15,650	@	OM Group, Inc.	356,037	0.6
4,212		Schweitzer-Mauduit International, Inc.	299,979	0.5

See Accompanying Notes to Financial Statements

ING INDEX PLUS SMALLCAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	Materials: (continued)
107,138	Other Securities(a)	$2,011,710	3.4
		2,667,726	4.5
	Telecommunications: 0.7%
32,149	Other Securities	417,958	0.7

	Utilities: 4.3%
10,100	Allete, Inc.	402,485	0.7
6,850	Northwest Natural Gas Co.	322,361	0.6
14,554	Southwest Gas Corp.	588,418	1.0
31,832	Other Securities	1,206,648	2.0
		2,519,912	4.3
	Total Common Stock (Cost $53,799,992)	58,270,571	98.6

RIGHTS: 0.0%
	Financials: 0.0%
2,700	Other Securities	8	0.0

	Materials: —%
3,200	Other Securities	—	—
	Total Rights (Cost $—)	8	0.0
	Total Long-Term Investments (Cost $53,799,992)	58,270,579	98.6

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 4.4%
	Securities Lending Collateralcc(1): 3.1%
$818,845	BNP Paribas Bank, Repurchase Agreement dated 11/30/11, 0.15%, due 12/01/11 (Principal Amount $818,845, collateralized by various U.S. Government Agency Obligations, 3.500%-6.500%, Market Value plus accrued interest $835,222, due 05/01/18-01/01/48)	$818,845	1.4

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
$1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 11/30/11, 0.15%, due 12/01/11 (Principal Amount $1,000,000, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.819%, Market Value plus accrued interest $1,020,000, due 12/22/11-08/01/45)	$1,000,000	1.7
		1,818,845	3.1

Shares		Value	Percentage of Net Assets

	Mutual Funds: 1.3%
812,500	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $812,500)	812,500	1.3
	Total Short-Term Investments (Cost $2,631,345)	2,631,345	4.4

	Total Investments in Securities (Cost $56,431,337)	$60,901,924	103.0
	Liabilities in Excess of Other Assets	(1,768,781)	(3.0)

	Net Assets	$59,133,143	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at November 30, 2011.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
(a)	This grouping contains loaned securities.

See Accompanying Notes to Financial Statements

ING INDEX PLUS SMALLCAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Cost for federal income tax purposes is $57,233,667.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$8,486,528
Gross Unrealized Depreciation	(4,818,271)

Net Unrealized appreciation	$3,668,257

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2011 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 11/30/2011
Asset Table
Investments, at value
Common Stock*	$58,270,571	$—	$—	$58,270,5715
Rights	—	8	—	8
Short-Term Investments	812,500	—	—	2,631,345

Total Investments, at value	$59,083,071	$1,818,853	$—	$60,901,9246

Other Financial Instruments+:
Futures	92,510	—	—	92,510

Total Assets	$59,175,581	$1,818,853	$—	$60,994,434

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There	were no significant transfers between Level 1 and 2 during the period ended November 30, 2011.

See Accompanying Notes to Financial Statements

ING INDEX PLUS SMALLCAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

ING Index Plus SmallCap Fund Open Futures Contracts on November 30, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Russell® 2000 Mini Index	14	12/16/11	$1,031,380	$92,510

			$1,031,380	$92,510

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of November 30, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets-Unrealized appreciation*	$92,510

Total Asset Derivatives		$92,510

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended November 30, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Equity contracts	$(165,485)

Total	$(165,485)

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures
Equity contracts	$37,275

Total	$37,275

See Accompanying Notes to Financial Statements

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

SAR-ADEINDEX	(1111-011912)

Semi-Annual Report

November 30, 2011

ING Capital Allocation Fund

■	Classes A, B, C, I, O and W

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Euro zone -— continued uncertainty

Dear Shareholder,

Recent months have seen headlines and financial markets continue to focus on the ongoing euro zone debt crisis. Acknowledging that the status quo was untenable, in early December, Europe opted to move closer together rather than be torn apart. All 17 nations that use the euro and nine other European Union members agreed to a new fiscal compact that would invite closer scrutiny of individual country budgets. Ratings agencies were mostly unimpressed by these machinations; ultimately, Standard & Poor’s downgraded nine countries in the region, including formerly AAA rated France.

With the stability of Italy and Spain now in question, the need for an effective policy response has become even more acute. The new governments in both countries will have but a short grace period in which to demonstrate their resolve; both have been forced to pay yields at euro-era highs for newly issued bonds.

Across the Atlantic, the chasm between the two major political parties in the United States is as wide as ever, most recently evidenced by the failure of the Congressional “supercommittee” on deficit reduction. Notwithstanding the ongoing paralysis in Washington, the U.S. economy is showing new signs of momentum.

We expect the global economy to deliver positive, if uninspiring, growth into 2012 despite the euro zone’s debt problems. We believe interest rates should remain low in major advanced countries. Markets — and risk assets in general — are likely to remain vulnerable to uncertainty until there is confidence that Europe has adequately addressed its issues.

In times of uncertainty investors historically have turned to sovereign credits, especially U.S. Treasury securities. This spotlights the critical role that governments play in defining the parameters of the financial markets and serving as foundations for generating value within economies. The current trend toward fiscal austerity downplays this important function and may prolong the global economic doldrums.

How should you respond to uncertainty in your own investment program? Don’t try to time the markets. Keep your portfolio well diversified, and pay careful attention to the risks you are assuming. Talk to your financial advisor before you make any changes that might detour your portfolio from your long-term goals.

We appreciate your continued confidence in ING Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

December 20, 2011

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:  SIX MONTHS ENDED NOVEMBER 30, 2011

As our fiscal year commenced, the mood had darkened. As recently as April, many of the developed world’s economies, including the U.S., and sentiment, seemed to be returning to health, boosted by heavy, ongoing doses of stimulative and monetary medicine. This was despite natural disasters in Japan and the violent uncertainties of the “Arab Spring” in North Africa and the Middle East, not to mention a European sovereign debt crisis.

But after a fall in May 2011, global equities in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends, continued to slide in each of the first four months of the new fiscal year, losing over 16%, before a remarkable October rally clawed back about half of this. At the half-way point in the fiscal year, global equities were down 10.15%. (The MSCI World IndexSM returned (11.66)% for the six months ended November 30, 2011, measured in U.S. dollars.)

A confluence of factors caused the deterioration in outlook after April 2011. That month the latest unemployment rate was reported at 8.8%, the lowest in 24 months. New private sector jobs well above 200,000 were added in each of January, February and March. But in May, the unemployment rate rebounded to 9.1% and remained at 9% or higher through November, with 42.4% unemployed for more than 26 weeks. By September the employment report showed zero new jobs created in August. But in a more upbeat November release, this was revised up to 104,000, with September’s new jobs reported at 158,000 and October’s at 80,000.

In the housing market a “double dip” in housing prices had been confirmed in May, when the S&P/Case-Shiller 20-City Composite Home Price Index fell below the near term trough recorded in April 2009. Sales continued at depressed levels, despite improved affordability and record low mortgage interest rates, as access to credit was tight with many homeowners in negative equity on their properties.

Gross Domestic Product (“GDP”) growth had been reported at 3.1% (quarter-over-quarter, annualized) for the fourth quarter of 2010. On July 29 this was scaled down to 2.3%, among other revisions that showed the recession had been deeper and started earlier than previously thought. Worse, growth in the first quarter of 2011 was a barely perceptible 0.4%. When the next quarter’s figure was finalized at just 1.3%, the common assessment was that the economy was operating at “stall-speed.”

Political deadlock added to the gloom. A stopgap agreement to raise the debt ceiling avoided the risk of the United States defaulting on its debt, but it did not stop Standard & Poor’s from downgrading the country’s credit rating. A bipartisan “Debt Supercommittee” appointed to negotiate a more lasting set of budget control measures, admitted defeat on November 21.

But by then, third quarter GDP growth was estimated at 2.0%, while other keenly watched figures like retail sales, industrial production and purchasing managers’ indices were coming in at reasonably healthy levels. “Black Friday” sales on the day after Thanksgiving were reported strong and November ended with the once-feared return to recession looking unlikely.

Despite all this, what moved markets most was news on the euro zone’s sovereign debt crisis, which by early August seemed to be veering out of control. Attention turned from Greece to the much bigger bond markets of Spain and especially Italy, where 10-year Treasury yields rose above an unsustainable 6% and then 7%, roughly the rate that had precipitated bail-outs for Greece, Ireland and Portugal. The European Central Bank (“ECB”) stepped in, uneasily, to buy Italian bonds — and some time. The threat to the euro zone banking system, where vast quantities of Italian and Spanish bonds are held, was clear. As the fiscal half-year ended, a “grand bargain” seemed to be taking shape, whereby euro zone governments would agree to abide by certain fiscal rules and the ECB would be allowed to buy bonds aggressively.

In U.S. fixed income markets the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds rose 3.54% in the six months through November, while the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index lost an almost identical 3.56%. Most notable within the Barclays Capital U.S. Aggregate Bond Index was the 20.79% return on long Treasuries, reflecting declining risk appetite and quantitative easing.

U.S. equities, represented by the S&P 500® Index including dividends, returned (6.25)% for the six months through November, despite October’s 10.7% surge, the best since December 1999. All sectors except utilities and staples posted losses. The operating earnings per share of S&P 500® companies made new records in the second and third quarters of 2011, but estimates for future quarters were coming down as November ended.

In currency markets the euro zone’s problems finally took their toll, as the dollar gained 7.09% on the euro, almost all in November. The pound fell in sympathy with the euro as the UK sends nearly half of its exports to the euro zone: the dollar gained 5.88%. But the dollar fell back against the yen by 3.60% despite Bank of Japan intervention as that currency repeatedly breached post-war high levels.

In international markets, the MSCI Japan® Index slumped 13.51% in the six months through November. The economy contracted as it struggled to recover from the tragedies of March. The MSCI Europe ex UK® Index plunged 17.21%, weighed down by the recessionary threat of the sovereign debt crisis. Euro zone growth shrunk to 0.2% in the second and third quarters and unemployment stood at 10.3%, a euro-era high. The MSCI UK® Index fell 6.26%. GDP growth rebounded to 0.5% in the third quarter, but probably stagnated thereafter in the face of weak euro zone demand and fiscal austerity at home.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index	An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 3000® Index	A broad-based, market capitalization weighted index that represents approximately 98% of the investable U.S. equity market.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Risk Growth Index	Seeks to provide increased exposure to equities, while also using some fixed-income exposure to dampen risk.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

3

ING CAPITAL ALLOCATION FUND	PORTFOLIO MANAGERS’ REPORT

Target Allocations

as of November 30, 2011(1)

U.S. Large-Capitalization Stocks	23%
U.S. Mid-Capitalization Stocks	5%
U.S. Small-Capitalization Stocks	4%
Non-U.S./International Stocks	14%
Emerging Markets	4%
Real Estate Stocks	5%
Fixed-Income Securities	35%
Alternatives	10%

Total	100%

(1)

Fund’s current approximate target investment allocations (expressed as a percentage of its net assets). As these are target allocations, the actual allocations of the Fund’s assets may deviate from the percentages shown. Although the Fund expects to be fully invested at all times, it may maintain liquidity reserves to meet redemption requests.

Portfolio holdings are subject to change daily.

ING Capital Allocation Fund (“Capital Allocation” or the “Fund”) seeks to provide total return consisting of capital growth, both realized and unrealized, and current income. The Fund is managed by Paul Zemsky and Heather Hackett, Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of (7.86)% compared to the S&P Target Risk Growth Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI EAFE® Index, and the Russell 3000® Index, which returned (4.64)%, 3.54%, (16.56)% and (7.48)%, respectively, during the same period.

Portfolio Specifics: The Fund’s strategic benchmark, the Capital Allocation Composite Index, underperformed the S&P Target Risk Growth Index because the latter has a more conservative asset allocation. Over the period, the Fund was, on average, underweight large cap equities. The Fund sought to reduce risk over the summer as U.S. business conditions deteriorated and the sovereign debt crisis worsened. In particular, being underweight international equities helped the Fund during the ongoing European sovereign debt crisis.

Investors fled to the perceived safety of asset classes such as core bonds, which were the best-performing assets. Therefore, while our core bond positioning was mixed at different points throughout the period, our average underweight core bond exposure detracted from results. Inflation risks in developing nations and fears of a hard landing in China were among the pressures that hurt our average overweight to emerging countries. One offsetting position which contributed to performance was our average overweight to high yield. On the whole, the Fund’s tactical asset allocation was unfavorable to overall performance.

The Fund’s underperformance was primarily due to the underperformance of the two top weighted underlying funds: ING Core Equity Research Fund and ING Intermediate Bond Fund. ING Intermediate Bond Fund had positive absolute performance but had weaker results compared to its underlying benchmark. ING Global Bond Fund and ING Core Equity Research Fund also underperformed their benchmarks. ING MidCap Opportunities Fund outperformed its benchmark and made notable contributions to the Fund’s performance.

Current Strategy & Outlook: Our view is that in the United States, economic data point to continued slow growth, but not to recession. This forecast is conditional upon avoiding a serious financial crisis like that seen in 2008, this time stemming from the European debt morass. We believe valuations for risky assets remain attractive, particularly as long-term U.S. Treasury yields have fallen sharply with the Federal Reserve’s move to lengthen the maturity of its asset portfolio. The Fund is positioned with an overweight to high yield bonds funded by an underweight to core fixed income. High yield bonds appear to discount a level of defaults commensurate with significant economic slowdown rather than with the modest growth outlook we believe is likely.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED) (CONTINUED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2011 to November 30, 2011. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Annualized Expense Ratio*	Expenses Paid During the Period Ended November 30, 2011**	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Annualized Expense Ratio*	Expenses Paid During the Period Ended November 30, 2011**
ING Capital Allocation Fund
Class A	$1,000.00	$921.40	0.38%	$1.83	$1,000.00	$1,023.10	0.38%	$1.92
Class B	1,000.00	917.10	1.13	5.42	1,000.00	1,019.35	1.13	5.70
Class C	1,000.00	917.50	1.13	5.42	1,000.00	1,019.35	1.13	5.70
Class I	1,000.00	921.50	0.10	0.48	1,000.00	1,024.50	0.10	0.51
Class O	1,000.00	920.10	0.38	1.82	1,000.00	1,023.10	0.38	1.92
Class W(1)	1,000.00	995.50	0.13	0.42	1,000.00	1,015.70	0.13	0.42

*	The annualized expense ratios do not include expenses of Underlying Funds.
**	Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.
(1)	Commencement of operations was August 5, 2011. Expenses paid for the Actual Fund Return reflect the 118 day period ended November 30, 2011.

5

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2011 (UNAUDITED)

ING Capital Allocation Fund
ASSETS:
Investments in securities at value*	$85,285
Investments in affiliated underlying funds**	201,240,957
Cash	172,695
Receivables:
Investments in affiliated underlying funds sold	5,467,343
Fund shares sold	28,299
Dividends	209,269
Prepaid expenses	45,853

Total assets	207,249,701

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	3,923,087
Payable for fund shares redeemed	671,217
Payable to affiliates	186,695
Payable for directors fees	850
Other accrued expenses and liabilities	299,018

Total liabilities	5,080,867

NET ASSETS	$202,168,834

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$264,564,419
Undistributed net investment income	3,517,406
Accumulated net realized loss	(73,802,218)
Net unrealized appreciation	7,889,227

NET ASSETS	$202,168,834

* Cost of investments in securities	$614,711
** Cost of investments in affiliated underlying funds	$192,822,304

Class A
Net assets	$97,669,523
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	11,113,852
Net asset value and redemption price per share	$8.79
Maximum offering price per share (5.75%)(1)	$9.33
Class B
Net assets	$6,019,828
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	688,948
Net asset value and redemption price per share†	$8.74
Class C
Net assets	$24,643,912
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	2,806,525
Net asset value and redemption price per share†	$8.78
Class I
Net assets	$13,865,787
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	1,554,961
Net asset value and redemption price per share	$8.92
Class O
Net assets	$59,966,796
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	6,851,841
Net asset value and redemption price per share	$8.75
Class W
Net assets	$2,988
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	335
Net asset value and redemption price per share	$8.92

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

6

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2011 (UNAUDITED)

ING Capital Allocation Fund
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$2,901,376
Interest	3,044

Total investment income	2,904,420

EXPENSES:
Investment management fees	85,959
Distribution and service fees:
Class A	131,012
Class B	35,525
Class C	131,155
Class O	77,290
Transfer agent fees:
Class A	28,462
Class B	1,889
Class C	7,142
Class I	1,672
Class O	16,979
Class W	2
Administrative service fees	85,959
Shareholder reporting expense	46,809
Registration fees	48,558
Professional fees	33,860
Custody and accounting expense	8,683
Directors fees	4,758
Miscellaneous expense	6,013

Total expenses	751,727
Net waived and reimbursed fees	(225,384)

Net expenses	526,343

Net investment income	2,378,077

REALIZED AND UNREALIZED GAIN (LOSS) :
Net realized gain (loss) on:
Investments	1,795,799
Capital gain distributions from affiliated underlying funds	54,546

Net realized gain	1,850,345

Net change in unrealized appreciation (depreciation) on:
Investments	(23,098,422)

Net change in unrealized appreciation (depreciation)	(23,098,422)

Net realized and unrealized loss	(21,248,077)

Decrease in net assets resulting from operations	$(18,870,000)

See Accompanying Notes to Financial Statements

7

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Capital Allocation Fund
	Six Months Ended November 30, 2011	Year Ended May 31, 2011
FROM OPERATIONS:
Net investment income	$2,378,077	$3,360,997
Net realized gain	1,850,345	3,379,389
Net change in unrealized appreciation (depreciation)	(23,098,422)	32,299,767

Increase (decrease) in net assets resulting from operations	(18,870,000)	39,040,153

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(1,372,853)
Class B	—	(134,873)
Class C	—	(233,570)
Class I	—	(186,429)
Class O	—	(765,854)

Total distributions	—	(2,693,579)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	7,312,459	25,974,210
Proceeds from shares issued in merger (line_of_credit)	—	206,126,155
Reinvestment of distributions	—	1,709,842

	7,312,459	233,810,207
Cost of shares redeemed	(27,293,037)	(53,399,539)

Net increase (decrease) in net assets resulting from capital share transactions	(19,980,578)	180,410,668

Net increase (decrease) in net assets	(38,850,578)	216,757,242

NET ASSETS:
Beginning of period	241,019,412	24,262,170

End of period	202,168,834	241,019,412

Undistributed net investment income at end of period	$3,517,406	$1,139,329

See Accompanying Notes to Financial Statements

8

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

				Income (loss) from investment operations			Less distributions						Ratios to average net assets							Supplemental data

		Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return	Expenses before reductions/additions	Expenses net of fee waivers and/or recoupments if any		Expense net of all reductions/additions		Net investment income (loss)		Net assets, end of year or period	Portfolio turnover rate
	Net asset value, beginning of year or period
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)(1)	(%)(2)(3)	(%)(2)(3)		(%)(2)(3)		(%)(2)(3)		($000’s)	(%)
ING Capital Allocation Fund
Class A
11-30-11	9.54	0.11		(0.86)	(0.75)	—	—	—	—	—	8.79	(7.86)	0.59	0.38		0.38		2.33		97,670	63
05-31-11	8.11	0.17	*	1.47	1.64	0.21	—	—	0.21	—	9.54	20.56	0.82	0.43		0.43		1.86		118,231	59
05-31-10	7.27	0.29	*	0.81	1.10	0.26	—	—	0.26	—	8.11	15.09	0.91	0.59	†	0.59	†	3.64	†	12,992	45
05-31-09	9.97	0.27		(2.37)	(2.10)	0.47	0.13	—	0.60	—	7.27	(20.93)	1.20	0.62		0.62		3.07		11,867	40
05-31-08	11.10	0.31		(0.45)	(0.14)	0.31	0.68	—	0.99	—	9.97	(1.40)	1.62	1.06	†	1.06	†	2.74	†	19,306	523
05-31-07	10.49	0.31	*	0.88	1.19	0.31	0.27	—	0.58	—	11.10	11.55	1.47	1.15	†	1.15	†	2.89	†	24,216	326
Class B
11-30-11	9.53	0.07	*	(0.86)	(0.79)	—	—	—	—	—	8.74	(8.29)	1.34	1.13		1.13		1.62		6,020	63
05-31-11	8.08	0.11		1.48	1.59	0.14	—	—	0.14	—	9.53	19.82	1.57	1.18		1.18		1.20		9,466	59
05-31-10	7.25	0.24	*	0.79	1.03	0.20	—	—	0.20	—	8.08	14.19	1.66	1.34	†	1.34	†	2.99	†	2,898	45
05-31-09	9.92	0.20		(2.34)	(2.14)	0.40	0.13	—	0.53	—	7.25	(21.53)	1.95	1.37		1.37		2.39		3,081	40
05-31-08	11.06	0.20	*	(0.42)	(0.22)	0.24	0.68	—	0.92	—	9.92	(2.15)	2.37	1.81	†	1.81	†	1.94	†	5,529	523
05-31-07	10.47	0.22		0.88	1.10	0.24	0.27	—	0.51	—	11.06	10.69	2.22	1.90	†	1.90	†	2.16	†	5,224	326
Class C
11-30-11	9.57	0.08		(0.87)	(0.79)	—	—	—	—	—	8.78	(8.25)	1.34	1.13		1.13		1.57		24,644	63
05-31-11	8.13	0.09		1.49	1.58	0.14	—	—	0.14	—	9.57	19.65	1.57	1.18		1.18		1.11		29,150	59
05-31-10	7.29	0.23	*	0.80	1.03	0.19	—	—	0.19	—	8.13	14.15	1.66	1.34	†	1.34	†	2.86	†	2,035	45
05-31-09	9.97	0.20		(2.35)	(2.15)	0.40	0.13	—	0.53	—	7.29	(21.45)	1.95	1.37		1.37		2.34		2,334	40
05-31-08	11.16	0.20	*	(0.42)	(0.22)	0.29	0.68	—	0.97	—	9.97	(2.17)	2.37	1.81	†	1.81	†	1.89	†	3,370	523
05-31-07	10.57	0.24	*	0.88	1.12	0.26	0.27	—	0.53	—	11.16	10.73	2.22	1.90	†	1.90	†	2.18	†	1,516	326
Class I
11-30-11	9.68	0.12		(0.88)	(0.76)	—	—	—	—	—	8.92	(7.85)	0.31	0.10		0.10		2.41		13,866	63
05-31-11	8.22	0.19	*	1.50	1.69	0.23	—	—	0.23	—	9.68	20.96	0.57	0.18		0.18		2.10		16,325	59
05-31-10	7.37	0.33	*	0.80	1.13	0.28	—	—	0.28	—	8.22	15.30	0.66	0.34	†	0.34	†	4.04	†	340	45
05-31-09	10.10	0.27	*	(2.37)	(2.10)	0.50	0.13	—	0.63	—	7.37	(20.68)	0.95	0.37		0.37		3.18		749	40
05-31-08	11.24	0.32	*	(0.44)	(0.12)	0.34	0.68	—	1.02	—	10.10	(1.20)	1.37	0.81	†	0.81	†	2.97	†	3,264	523
05-31-07	10.62	0.34		0.89	1.23	0.34	0.27	—	0.61	—	11.24	11.79	1.22	0.90	†	0.90	†	3.05	†	4,719	326

See Accompanying Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

				Income (loss) from investment operations			Less distributions						Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return	Expenses before reductions/additions	Expenses net of fee waivers and/or recoupments if any		Expense net of all reductions/additions		Net investment income (loss)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)(1)	(%)(2)(3)	(%)(2)(3)		(%)(2)(3)		(%)(2)(3)		($000’s)	(%)
Class O
11-30-11	9.51	0.11		(0.87)	(0.76)	—	—	—	—	—	8.75	(7.99)	0.59	0.38		0.38		2.32		59,967	63
05-31-11	8.08	0.17	*	1.47	1.64	0.21	—	—	0.21	—	9.51	20.64	0.82	0.43		0.43		1.86		67,756	59
05-31-10	7.25	0.29	*	0.80	1.09	0.26	—	—	0.26	—	8.08	15.02	0.91	0.59	†	0.59	†	3.66	†	5,998	45
05-31-09	9.94	0.29		(2.38)	(2.09)	0.47	0.13	—	0.60	—	7.25	(20.85)	1.20	0.62		0.62		3.04		5,290	40
05-31-08	11.08	0.27	*	(0.41)	(0.14)	0.32	0.68	—	1.00	—	9.94	(1.36)	1.62	1.06	†	1.06	†	2.63	†	6,835	523
11-15-06(4) -
05-31-07	11.08	0.19	*	0.42	0.61	0.34	0.27	—	0.61	—	11.08	5.69	1.47	1.15	†	1.15	†	3.19	†	3,465	326
Class W
08-05-11(4) -
11-30-11	8.96	0.06		(0.10)	(0.04)	—	—	—	—	—	8.92	(0.45)	0.34	0.13		0.13		2.23		3	63

(1)

Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)

Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

Net asset value, beginning of year or period

Net investment income (loss)
Net realized and unrealized gain (loss)

Total from investment operations
From net investment income

From net realized gains
From return of capital

Total distributions

Payment by affiliate

Net asset value, end of year or period

Total Return

Expenses before reductions/ additions
Expenses net of fee waivers and/ or recoupments, if any
Expense net of all reductions/ additions

Net investment income (loss)

Net assets, end of year or period

Portfolio turnover rate

See Accompanying Notes to Financial Statements

10

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. ING Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. There are ten separate active investment series that comprise the Company. The series included in this report is ING Capital Allocation Fund (“Capital Allocation” or the “Fund”).

The Fund offers the following classes of shares: Class A, Class B, Class C, Class I, Class O and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund and earn income and realized gains/losses from a Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Class B shares of the Fund are closed to new investment, provided that: (1) Class B shares of the Fund may be purchased through the reinvestment of dividends issued by Class B Shares of the Fund; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under its prospectus, Class B shares of the Fund may be acquired through exchange of Class B shares of other funds in the ING Mutual Funds Complex. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

ING Investments, LLC (“ING Investments” or “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. ING Investments has engaged ING Investment Management Co. (“ING IM” or “Sub-Adviser”), a

Connecticut corporation, to serve as the Sub-Adviser to the Fund. ING Investments Distributor, LLC (“IID” or the “Distributor”) is the principal underwriter of the Fund. ING Investments, ING IM and the Distributor are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate Initial Public Offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations; and the other a European based offering for European and Asian based insurance and investment management operations. ING Groep recently announced that it will explore options other than an initial public offering for its Asian insurance and investment management businesses. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Fund, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser’s loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser, may potentially be deemed a “change of control” of each entity. A change of control would result in the termination of the Fund’s advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Board, and may trigger the need for shareholder approval.

11

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 1 — ORGANIZATION (continued)

Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Fund or its operations and administration.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A. Security Valuation. The valuations of the Fund’s investments in Underlying Funds are based on the net assest value (“NAVs”) of the Underlying Funds each business day. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments held in Underlying Funds maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value. Securities prices may be obtained from automated pricing services. Investments in equity securities held by Underlying Funds and traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund’s valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at the NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Fund’s Board of Directors (the “Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its next NAV may also be valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement data. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

12

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

For the period ended November 30, 2011, there have been no significant changes to the fair valuation methodologies.

The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method. Capital gain dividends from Underlying Funds are recorded as distributions of realized gains from affiliated Underlying Funds.

C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

Reported net realized foreign exchange gains or losses arise from the difference between the amounts of foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received. Net unrealized foreign exchange gains and losses arise from changes in the value of foreign/withholding tax reclaim receivables at fiscal year end, resulting from changes in the exchange rate.

D. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. The Fund pays dividends at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

E. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

F. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Company and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the period ended November 30, 2011, the cost of purchases and proceeds from the sales of affiliated underlying funds, excluding short-term and U.S. government securities, were as follows:

	Purchases	Sales
Capital Allocation	$136,088,273	$154,573,340

13

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Fund entered into an investment management agreement (“Management Agreement”) with ING Investments. During periods when the Fund invests all, or substantially all of its assets in another investment company, the Management Agreement compensates the Investment Adviser with a fee of 0.08%, computed daily and payable monthly, based on the average daily net assets of the Fund.

During periods when the Fund invests directly in investment securities, the Fund pays the Investment Adviser a fee, computed daily and payable monthly, based on the average daily net assets of the Fund at the following annual rates:

0.800% on the first $500 million, 0.775% on the next $500 million, 0.750% on the next $500 million, 0.725% on the next $500 million and 0.700% in excess of $2 billion.

The Investment Adviser has entered into a sub-advisory agreement with ING IM. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.

ING Funds Services, LLC (“IFS”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the Fund a fee at an annual rate of 0.08% of its average daily net assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund (except as noted below) has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor.

Under the 12b-1 Plans, each class of shares of the Fund, except Class I and Class W, pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

Class A	Class B	Class C	Class O
0.25%	1.00%	1.00%	0.25%

The Distributor may also retain the proceeds of the initial sales charge paid by the shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class C shares. For the period ended November 30, 2011, the Distributor retained the following amounts in sales charges:

	Class A Shares	Class C Shares
Initial Sales charges	$4,092	N/A
Contingent Deferred Sales Charges	0	$290

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At November 30, 2011, the Fund had the following amounts recorded as payable to affiliates on the accompanying Statement of Assets and Liabilities (see Notes 4 and 5):

Fund	Accrued Unified/ Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Capital Allocation	$115,973	$13,272	$57,450	$186,695

The Company has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

At November 30, 2011, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the Fund:

Subsidiary	Percentage
ING Life Insurance and Annuity Company	22.04%
ING National Trust	10.96%
ING DIRECT Investing, INC.	28.58%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control.

14

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At November 30, 2011, the Fund did not have any payables included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities.

NOTE 8 — EXPENSE LIMITATION AGREEMENT

ING Investments has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest expenses, taxes, brokerage commissions and extraordinary expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class W
Capital Allocation(1)	1.15%	1.90%	1.90%	0.90%	1.15%	0.90%

(1)

These operating expense limits take into account operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Fund will vary based on the Fund’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from the Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

As of November 30, 2011, the cumulative amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

2012	2013	2014	Total
$104,840	$209,057	$785,235	$1,099,132

The Expense limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

The Fund included in this report, in addition to certain other funds managed by the Investment Adviser, are a party to an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. During the period ended November 30, 2011 the Fund did not have any loans outstanding under the Credit Agreement.

15

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Capital Allocation
Class A
11/30/2011	454,523	—	—	(1,736,864)	(1,282,341)	4,138,210	—	—	(15,616,006)	(11,477,796)
5/31/2011	1,818,960	11,536,144	139,163	(2,700,383)	10,793,884	16,267,382	94,679,069	1,236,282	(24,227,446)	87,955,287
Class B
11/30/2011	14,355	—	—	(319,130)	(304,775)	125,931	—	—	(2,900,669)	(2,774,738)
5/31/2011	43,864	2,005,373	13,167	(1,427,297)	635,107	381,468	16,467,559	117,007	(12,882,065)	4,083,969
Class C
11/30/2011	65,234	—	—	(303,777)	(238,543)	592,482	—	—	(2,695,352)	(2,102,870)
5/31/2011	185,575	3,067,470	16,036	(474,394)	2,794,687	1,666,130	25,326,617	144,237	(4,242,486)	22,894,498
Class I
11/30/2011	33,117	—	—	(164,485)	(131,368)	309,178	—	—	(1,466,844)	(1,157,666)
5/31/2011	201,035	1,746,461	20,122	(322,612)	1,645,006	1,833,540	14,515,831	182,776	(2,970,234)	13,561,913
Class O
11/30/2011	241,680	—	—	(517,848)	(276,168)	2,143,658	—	—	(4,614,166)	(2,470,508)
5/31/2011	648,927	6,745,770	3,322	(1,012,830)	6,385,189	5,825,690	55,137,079	29,540	(9,077,308)	51,915,001
Class W
8/5/2011(1)
11/30/2011	335	—		—	335	3,000	—	—	—	3,000

(1)	Commencement of operations.

NOTE 11 — REORGANIZATIONS

On August 20, 2010, Capital Allocation (“Acquiring Fund”) acquired all of the net assets of ING Balanced Fund, ING Strategic Allocation Growth Fund and Strategic Allocation Moderate Fund (each an “Acquired Fund”), each an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the shareholders of ING Balanced Fund on August 10, 2010. The primary purposes of the transaction were to combine comparable investment objectives, policies, restrictions, management, and portfolio holdings of the Acquiring and Acquired Funds. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from each Acquired Fund were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on June 1, 2010, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the year ended May 31, 2011, are as follows:

Net investment income	$4,017,237
Net realized and unrealized gain on investments	$35,944,004
Net increase in net assets resulting from operations	$39,961,241

16

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 11 — REORGANIZATIONS (continued)

Because the combined investment funds have been managed as a single integrated fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Acquiring Fund’s statement of operations since August 20, 2010. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:

Acquiring Fund	Acquired Fund	Total Net Assets of Acquired Fund (000s)	Total Net Assets of Acquiring Fund (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Funds’ Unrealized Depreciation (000s)	Conversion Ratio
Capital Allocation	ING Balanced Fund	$120,923	$24,945	$45,839	$(744)	1.1632
Capital Allocation	ING Strategic Allocation Growth Fund	$43,303	$24,945	$9,200	$(177)	0.9600
Capital Allocation	ING Strategic Allocation Moderate Fund	$41,900	$24,945	$12,364	$(306)	1.0058

The net assets of Capital Allocation after the acquisition were $231,071,359.

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and its corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.

The Fund is also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Asset Allocation. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocation for the Fund. Furthermore, the Investment Adviser’s allocation of the Fund’s assets may not anticipate market trends successfully. Assets will be allocated among Underlying Funds and markets based on judgments made by the Investment Adviser. There is a risk that a Fund may allocate assets to an asset class or market that underperforms other Underlying Funds. For example, a Fund may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Fund and certain Underlying Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund and certain Underlying Funds. Foreign investments may also subject the Fund or Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-à-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Fund’s or Underlying Funds’ investments.

NOTE 13 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Fund can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Fund at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Fund on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Fund bears the risk of loss with respect to the investment of collateral with the following exception: Effective October 1, 2011, BNY provides the Fund indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

Currently, the cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United

17

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 13 — SECURITIES LENDING (continued)

States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.

Prior to October 1, 2011, the cash collateral was invested in the BNY Mellon Overnight Government Fund (formerly, The BNY Institutional Cash Reserves Fund — Series A) and the BNY Institutional Cash Reserves Fund — Series B (“BICR — Series B”), each a series within the BNY Institutional Cash Reserves Trust (collectively, the “BICR Fund”). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. From the beginning of the period covered by this report through October 16, 2011, BICR-Series B held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the “Lehman Securities”). The Lehman Securities had market values significantly below amortized cost. On May 22, 2009, the Fund agreed to the terms of a capital support agreement (the “Capital Support Agreement”) extended by The Bank of New York Mellon Corporation (“BNYC”), an affiliated company of BNY, for the Lehman Securities held by BICR- Series B. Under the terms of the Capital Support Agreement, BNYC agreed to support the value of the Lehman Securities up to 80% of the par value (the remaining 20% of the par value represents a realized loss to the Fund) and subject, in part, to the Fund’s continued participation in the BNY securities lending program through September 15, 2011. As of September 15, 2011, the Funds had complied with the requirements under the Capital Support Agreement and therefore the Fund could exercise its right to sell the Lehman Securities to BNYC at a price equal to 80% of par value. The sale of the Lehman Securities was completed on October 17, 2011.

Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Fund.

NOTE 14 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

There were no dividends or distributions to shareholders for the six months ended November 30, 2011. The tax composition of dividends and distributions to shareholders was as follows:

Year Ended May 31, 2011 Ordinary Income
$2,693,579

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2011 were:

Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Expiration Dates
$1,139,329	$25,620,149	$(12,800,263)	2016
		(49,861,765)	2017
		(6,390,066)	2018
		(1,232,969)	2019

		$(70,285,063)*

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Fund’s major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2006.

18

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 14 — FEDERAL INCOME TAXES (continued)

As of November 30, 2011 no provisions for income tax would be required in the Fund’s financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s tax year ending May 31, 2012. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the “Federal Income Taxes” section of the financial statement notes for the fiscal year ending May 31, 2012.

NOTE 15 — OTHER ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and the International Financial Reporting Standards (“IFRSs”). The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. As of November 30, 2011, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

NOTE 16 — SUBSEQUENT EVENTS

Dividends: Subsequent to November 30, 2011, the Fund declared and paid dividends of:

	PER SHARE AMOUNTS
	Net Investment Income	Payable Date	Record Date
Class A	$0.2604	January 3, 2012	December 29, 2011
Class B	$0.1368	January 3, 2012	December 29, 2011
Class C	$0.1876	January 3, 2012	December 29, 2011
Class I	$0.2875	January 3, 2012	December 29, 2011
Class O	$0.2627	January 3, 2012	December 29, 2011
Class W	$0.2946	January 3, 2012	December 29, 2011

Effective December 31, 2011, the process of converting ING Investment Management Co. to an LLC was completed. The company’s name is now ING Investment Management Co. LLC — a Delaware limited liability company.

Effective January 1, 2012, the Internal Revenue Service requires mutual fund companies and brokers to report on Form 1099-B the cost basis on the sale or exchange of Fund shares acquired on or after January 1, 2012 (“covered shares”). If you acquire and hold shares directly through the Fund and not through a Financial Intermediary, the Fund will use an average cost single category methodology for tracking and reporting your cost basis on covered shares, unless you request, in writing, another cost basis reporting methodology.

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

19

ING CAPITAL ALLOCATION FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED)

Shares			Value	Percentage of Net Assets

MUTUAL FUNDS: 99.5%
		Affiliated investment Companies: 99.5%
1,891,300		ING Alternative Beta Fund - Class I	$19,972,131	9.9
781,841	@	ING Emerging Markets Equity Fund - Class I	8,256,241	4.1
2,331,409		ING Equity Dividend Fund - Class I	23,687,114	11.7
1,032,600		ING Global Bond Fund - Class I	11,885,226	5.9
678,280		ING Global Real Estate Fund - Class I	10,275,946	5.1
1,016,028	@	ING Growth Opportunities Fund - Class I	23,592,180	11.7
3,322,267		ING High Yield Bond Fund - Class I	24,451,887	12.1
3,799,721		ING Index Plus International Equity Fund - Class I	28,839,886	14.2
3,275,158		ING Intermediate Bond Fund - Class I	31,638,028	15.6
510,926	@	ING MidCap Opportunities Fund - Class I	10,290,052	5.1
582,852	@	ING Small Company Fund - Class I	8,352,266	4.1
		Total Mutual Funds (Cost $192,822,304)	201,240,957	99.5

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: –%
		Energy: –%
200,000	±,X	Greater Ohio Ethanol, LLC, 6.301%, 12/31/13	—	—
200,000	±,X	Greater Ohio Ethanol, LLC, 12.630%, 12/31/13	—	—
			—	—

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financials: –%
200,000	±,X	Twin Reefs Pass-through Trust, 1.390%, 12/10/49	$—	—
		Total Corporate Bonds/Notes (Cost $508,966)	—	—

ASSET-BACKED SECURITIES: 0.1%
		Other Asset-Backed Securities: 0.1%
6,388		Chase Funding Mortgage Loan Asset-Backed Certificates, 0.857%, 07/25/33	5,349	0.0
97,000	#,+	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, 12/25/37	78,286	0.1
2,361		Residential Asset Mortgage Products, Inc., 0.877%, 06/25/33	1,650	0.0
		Total Asset-Backed Securities (Cost $105,745)	85,285	0.1

		Total Investments in Securities (Cost $193,437,015)	$201,326,242	99.6
		Assets in Excess of Other Liabilities	842,592	0.4

		Net Assets	$202,168,834	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
±	Defaulted security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
Cost for federal income tax purposes is $195,932,260.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$10,563,369
Gross Unrealized Depreciation	(5,169,387)

Net Unrealized appreciation	$5,393,982

See Accompanying Notes to Financial Statements

20

ING CAPITAL ALLOCATION FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 11/30/2011
Asset Table
Investments, at value
Mutual Funds	$201,240,957	$—	$—	$201,240,957
Corporate Bonds/Notes	—	—	—	—
Asset-Backed Securities	—	85,285	—	85,285

Total Investments, at value	$201,240,957	$85,285	$—	$201,326,242

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
There were no significant transfers between Level 1 and 2 during the period ended November 30, 2011.
Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended November 30, 2011:

	Beginning Balance 5/31/2011	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 11/30/2011
Asset Table
Investments, at value
Short-Term Investments	$254,138	$—	$(254,138)	$—	$(63,535)	$63,535	$—	$—	$—

Total Investments, at value	$254,138	$—	$(254,138)	$—	$(63,535)	$63,535	$—	$—	$—

As of November 30, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

See Accompanying Notes to Financial Statements

21

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

SAR-CAPALLO	(1111-011912)

Semi-Annual Report

November 30, 2011

Classes A, B, C, I, O, R and W

Domestic Equity and Income Fund

■ ING Core Equity Research Fund

Domestic Equity and Growth Funds

■ ING Corporate Leaders 100 Fund

■ ING Small Company Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President's Letter	1

Market Perspective	2

Portfolio Managers' Reports	4

Shareholder Expense Examples	7

Statements of Assets and Liabilities	9

Statements of Operations	11

Statements of Changes in Net Assets	12

Financial Highlights	14

Notes to Financial Statements	16

Summary Portfolios of Investments	29

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds' website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' website at www.inginvestment.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds' Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT'S LETTER

Euro zone — continued uncertainty

Dear Shareholder,

Recent months have seen headlines and financial markets continue to focus on the ongoing euro zone debt crisis. Acknowledging that the status quo was untenable, in early December, Europe opted to move closer together rather than be torn apart. All 17 nations that use the euro and nine other European Union members agreed to a new fiscal compact that would invite closer scrutiny of individual country budgets. Ratings agencies were mostly unimpressed by these machinations; ultimately, Standard & Poor's downgraded nine countries in the region, including formerly AAA rated France.

With the stability of Italy and Spain now in question, the need for an effective policy response has become even more acute. The new governments in both countries will have but a short grace period in which to demonstrate their resolve; both have been forced to pay yields at euro-era highs for newly issued bonds.

Across the Atlantic, the chasm between the two major political parties in the United States is as wide as ever, most recently evidenced by the failure of the Congressional "supercommittee" on deficit reduction. Notwithstanding the ongoing paralysis in Washington, the U.S. economy is showing new signs of momentum.

We expect the global economy to deliver positive, if uninspiring, growth into 2012 despite the euro zone's debt problems. We believe interest rates should remain low in major advanced countries. Markets — and risk assets in general — are likely to remain vulnerable to uncertainty until there is confidence that Europe has adequately addressed its issues.

In times of uncertainty investors historically have turned to sovereign credits, especially U.S. Treasury securities. This spotlights the critical role that governments play in defining the parameters of the financial markets and serving as foundations for generating value within economies. The current trend toward fiscal austerity downplays this important function and may prolong the global economic doldrums.

How should you respond to uncertainty in your own investment program? Don't try to time the markets. Keep your portfolio well diversified, and pay careful attention to the risks you are assuming. Talk to your financial advisor before you make any changes that might detour your portfolio from your long-term goals.

We appreciate your continued confidence in ING Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
December 20, 2011

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE: SIX MONTHS ENDED NOVEMBER 30, 2011

As our fiscal year commenced, the mood had darkened. As recently as April, many of the developed world's economies, including the U.S., and sentiment, seemed to be returning to health, boosted by heavy, ongoing doses of stimulative and monetary medicine. This was despite natural disasters in Japan and the violent uncertainties of the "Arab Spring" in North Africa and the Middle East, not to mention a European sovereign debt crisis.

But after a fall in May 2011, global equities in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends, continued to slide in each of the first four months of the new fiscal year, losing over 16%, before a remarkable October rally clawed back about half of this. At the half-way point in the fiscal year, global equities were down 10.15%. (The MSCI World IndexSM returned (11.66)% for the six months ended November 30, 2011, measured in U.S. dollars.)

A confluence of factors caused the deterioration in outlook after April 2011. That month the latest unemployment rate was reported at 8.8%, the lowest in 24 months. New private sector jobs well above 200,000 were added in each of January, February and March. But in May, the unemployment rate rebounded to 9.1% and remained at 9% or higher through November, with 42.4% unemployed for more than 26 weeks. By September, the employment report showed zero new jobs created in August. But in a more upbeat November release, this was revised up to 104,000, with September's new jobs reported at 158,000 and October's at 80,000.

In the housing market a "double dip" in housing prices had been confirmed in May, when the S&P/Case-Shiller 20-City Composite Home Price Index fell below the near term trough recorded in April 2009. Sales continued at depressed levels, despite improved affordability and record low mortgage interest rates, as access to credit was tight with many homeowners in negative equity on their properties.

Gross Domestic Product ("GDP") growth had been reported at 3.1% (quarter-over-quarter, annualized) for the fourth quarter of 2010. On July 29 this was scaled down to 2.3%, among other revisions that showed the recession had been deeper and started earlier than previously thought. Worse, growth in the first quarter of 2011 was a barely perceptible 0.4%. When the next quarter's figure was finalized at just 1.3%, the common assessment was that the economy was operating at "stall-speed."

Political deadlock added to the gloom. A stopgap agreement to raise the debt ceiling avoided the risk of the United States defaulting on its debt, but it did not stop Standard & Poor's from downgrading the country's credit rating. A bipartisan "Debt Supercommittee" appointed to negotiate a more lasting set of budget control measures, admitted defeat on November 21.

But by then, third quarter GDP growth was estimated at 2.0%, while other keenly watched figures like retail sales, industrial production and purchasing managers' indices were coming in at reasonably healthy levels. "Black Friday" sales on the day after Thanksgiving were reported strong and November ended with the once-feared return to recession looking unlikely.

Despite all this, what moved markets most was news on the euro zone's sovereign debt crisis, which by early August seemed to be veering out of control. Attention turned from Greece to the much bigger bond markets of Spain and especially Italy, where 10-year Treasury yields rose above an unsustainable 6% and then 7%, roughly the rate that had precipitated bail-outs for Greece, Ireland and Portugal. The European Central Bank ("ECB") stepped in, uneasily, to buy Italian bonds — and some time. The threat to the euro zone banking system, where vast quantities of Italian and Spanish bonds are held, was clear. As the fiscal half-year ended, a "grand bargain" seemed to be taking shape, whereby euro zone governments would agree to abide by certain fiscal rules and the ECB would be allowed to buy bonds aggressively.

In U.S. fixed income markets the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds rose 3.54% in the six months through November, while the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index lost an almost identical 3.56%. Most notable within the Barclays Capital U.S. Aggregate Bond Index was the 20.79% return on long Treasuries, reflecting declining risk appetite and quantitative easing.

U.S. equities, represented by the S&P 500® Index including dividends, returned (6.25)% for the six months through November, despite October's 10.7% surge, the best since December 1999. All sectors except utilities and staples posted losses. The operating earnings per share of S&P 500® companies made new records in the second and third quarters of 2011, but estimates for future quarters were coming down as November ended.

In currency markets the euro zone's problems finally took their toll, as the dollar gained 7.09% on the euro, almost all in November. The pound fell in sympathy with the euro as the UK sends nearly half of its exports to the euro zone: the dollar gained 5.88%. But the dollar fell back against the yen by 3.60% despite Bank of Japan intervention as that currency repeatedly breached post-war high levels.

In international markets, the MSCI Japan® Index slumped 13.51% in the six months through November. The economy contracted as it struggled to recover from the tragedies of March. The MSCI Europe ex UK® Index plunged 17.21%, weighed down by the recessionary threat of the sovereign debt crisis. Euro zone growth shrunk to 0.2% in the second and third quarters and unemployment stood at 10.3%, a euro-era high. The MSCI UK® Index fell 6.26%. GDP growth rebounded to 0.5% in the third quarter, but probably stagnated thereafter in the face of weak euro zone demand and fiscal austerity at home.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund's performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.

S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor's.

3

ING CORE EQUITY RESEARCH FUND

PORTFOLIO MANAGERS' REPORT

ING Core Equity Research Fund ("Core Equity Research" or the "Fund") seeks long-term growth of capital and income. The Fund is managed by Christopher F. Corapi and Michael Pytosh, Portfolio Managers of ING Investment Management Co. ("ING IM") — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2011, the Fund's Class A shares, excluding sales charges, provided a total return of (7.77)% compared to the S&P 500® Index which returned (6.25)% for the same period.

Portfolio Specifics: The Fund underperformed its benchmark for the period due to a combination of negative security selection and negative sector allocation. The first half of 2011 was marred by the European debt crisis, which hurt overall market sentiment. Growth prospects for the global economies continued their downward trend, resulting in choppy macro-driven equity markets. Investors acted on risk aversion, not company fundamentals and the high correlations that made it a challenging environment for stock pickers.

Selection in the healthcare, consumer staples, industrials and energy sectors was unfavorable. The healthcare sector was adversely affected by regulatory and policy reforms, which caused uncertainty; the pharmaceuticals subsector was particularly impacted. Our position in pharmacy benefits manager, Express Scripts, Inc. ("Express Scripts"), was hurt by the healthcare sector drag and by the uncertainty around its contract renewal with Walgreens. We continue to hold the stock, as we believe the company may benefit from the expiration of patents on popular drugs — generics typically bring in higher margins. Further, we believe Express Scripts will shift members from Well Point (which it acquired earlier in the year); in our opinion, this should increase sales of the higher-margin/low-cost generics. The company's share buyback program is also attractive for shareholders.

The Fund's position in Arch Coal, Inc. ("Arch Coal") within energy was unfavorable for returns. Arch Coal is a coal producing company and operates in three business regions: the Powder River Basin, the Western Bituminous region and the Central Appalachian region. The coal market was weak during the period due to the pessimistic global economic outlook and weaker than expected industrial activity. What's more, investors did not view Arch Coal's acquisition of International Coal Group positively, causing further sell-off in the stock. We continue to hold the stock as we believe that the acquisition helps Arch Coal further balance its diversified coal portfolio, especially in the structurally under-supplied met coal markets. We believe that Arch continues to hold a strong competitive position and will benefit from the improving demand in electrical, industrial and steel demand both domestically and globally.

Within the information technology sector, not owning International Business Machines Corp. was unfavorable for returns. Generally, however, selection among information technology and consumer discretionary stocks was favorable. Within technology, positions in Intel Corp. ("Intel"), Google, Inc. and Seagate Technology Inc. were beneficial to performance. Intel is a semiconductor company with the largest market share in the industry. The company reported a year-over-year quarterly revenue growth of 28.2%, industry average growth being negative in the last year. In addition to the double-digit growth rate, Intel provided an attractive dividend yield.

Within financials, not owning Bank of America Corp. was favorable for returns, as the company was hurt by its significant exposure to mortgage foreclosure problems. Our position in Range Resources Corp., an oil and gas, exploration and production company, also was favorable for returns. The company reported above-consensus earnings. The company had better than expected production growth year- over-year and raised its production guidance for the next year.

Current Strategy & Outlook: Currently, the Fund is positioned in companies that we believe have strong or improving competitive positions, robust end markets or superior capital allocation opportunities. We believe each stock possesses an attractive valuation and a clear catalyst to improve it. We are currently overweight cyclical sectors technology, telecommunication services and industrials and are underweight in the defensive sectors such as consumer staples and health care.

Sector Diversification
as of November 30, 2011
(as a percentage of net assets)

Information Technology	21.2%
Financials	13.7%
Energy	13.0%
Industrials	11.8%
Consumer Discretionary	10.6%
Health Care	9.4%
Consumer Staples	6.6%
Telecommunications	4.6%
Materials	4.1%
Utilities	2.5%
Assets in Excess of Other Liabilities*	2.5%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of November 30, 2011*
(as a percentage of net assets)

ExxonMobil Corp.	4.9%
Apple, Inc.	4.6%
Google, Inc. - Class A	3.5%
Intel Corp.	3.1%
Qualcomm, Inc.	3.0%
Pfizer, Inc.	2.5%
Altria Group, Inc.	2.3%
Wells Fargo & Co.	2.2%
JPMorgan Chase & Co.	2.2%
Oracle Corp.	2.0%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

ING CORPORATE LEADERS 100 FUND

PORTFOLIO MANAGERS' REPORT

ING Corporate Leaders 100 Fund (the ''Fund'' or "Corporate Leaders 100") seeks to outperform the S&P 500® Index. Under normal market conditions, the Fund invests primarily in equity securities of issuers listed on the S&P 100 Index. The Fund is managed by Vincent Costa, Portfolio Manager, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2011, the Fund's Class A shares, excluding sales charges, provided a total return of (6.00)% compared to the S&P 500® Index, which returned (6.25)% for the same period.

Portfolio Specifics: The Fund's investment strategy follows a strict quantitative approach. It starts by holding equal-weighted positions in the stocks of the S&P 100 Index at the beginning of each calendar quarter (implying that each holding represents approximately 1% of the portfolio). During the quarter, if the value of a security rises by more than 50%, the position size immediately is reduced to 1%, and if the value of a security falls more than 30%, the position is eliminated. The portfolio is rebalanced quarterly in order to realign the Fund's holdings to the initial 1% weightings.

During the reporting period, this strategy worked in the Fund's favor relative to the S&P 500® Index, particularly within the information technology, industrials, healthcare and consumer discretionary sectors. This was offset by negative performance in the consumer staples, telecommunications services, materials and financial sectors. In terms of individual holdings, top relative detractors included overweight position in Sprint Nextel Corp, Avon Products, Inc. and Alcoa, Inc. Top relative contributors included an underweight position in Citigroup Inc. and overweight positions in MasterCard, Inc., Nike Inc. and Visa, Inc.

Current Strategy and Outlook: As of the end of the reporting period, the Fund's largest sector overweights were in consumer staples, industrials and materials; while the biggest underweights were in energy, technology and healthcare. Sector exposures are purely a function of the Fund's quantitative investment strategy, however, and are not actively managed.

Sector Diversification
as of November 30, 2011
(as a percentage of net assets)

Financials	15.5%
Information Technology	14.7%
Industrials	14.1%
Consumer Staples	12.0%
Energy	11.6%
Consumer Discretionary	10.6%
Health Care	9.2%
Materials	5.1%
Utilities	3.6%
Telecommunications	2.5%
Assets in Excess of Other Liabilities	1.1%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of November 30, 2011
(as a percentage of net assets)

SPDR Trust Series 1	2.8%
National Oilwell Varco, Inc.	1.2%
Occidental Petroleum Corp.	1.2%
Caterpillar, Inc.	1.1%
Williams Cos., Inc.	1.1%
Freeport-McMoRan Copper & Gold, Inc.	1.1%
Schlumberger Ltd.	1.1%
Union Pacific Corp.	1.1%
Apache Corp.	1.1%
Google, Inc. - Class A	1.1%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

5

ING SMALL COMPANY FUND

PORTFOLIO MANAGERS' REPORT

ING Small Company Fund (the "Fund" or "Small Company") seeks growth of capital primarily through investment in a diversified portfolio of common stocks of companies with smaller market capitalizations. The Fund is managed by Joseph Basset, CFA, and Steve Salopek, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2011, the Fund's Class A shares, excluding sales charges, provided a total return of (10.38)% compared to the Russell 2000® Index, which returned (12.43)%, for the same period.

Portfolio Specifics: The Russell 2000® Index declined for reporting period. The majority of the decline occurred during the first four months of the period, with the largest decline occurring during August and September. The market fell due to a number of macroeconomic headwinds, including concerns regarding economic recovery in the United States, the European banking crisis and the ensuing political turmoil. Given the risk-off environment during this period, it is not surprising that larger small-caps and higher quality held up better than smaller small-caps and lower quality stocks. Lower beta stocks also declined less than higher beta ones. In October, the market rebounded sharply, driven by higher beta stocks; November ended relatively flat, despite volatility.

Stock selection within industrials, financials, materials and consumer discretionary benefited the Fund during the period. Notable outperformance within industrials was due to strong stock selection within machinery, commercial services and supplies and airlines. Financials benefited from stock selection within real estate investment trusts, thrifts and mortgage finance and insurance. Stock selection within chemicals and metals and mining benefited materials, and stock selection within diversified consumer services and household durables, coupled with our underweight in household durables, added value within consumer discretionary.

Casey's General Stores, Inc. ("Casey's General Stores") and ProAssurance Corp. ("ProAssurance") contributed significantly to performance over the period. Casey's General Stores operates convenience stores in the Midwest. The company has had continued solid execution by management with a proven strategy and management team, a good July quarter and a fairly good October quarter. Gas margins held up and efforts to improve prepared foods and grocery continued to yield strong year-over-year comparables. ProAssurance provides professional liability insurance products, primarily to physicians, dentists, other healthcare providers and healthcare facilities in the United States. The company also engages in the legal professional liability business. ProAssurance continued to deliver strong results both in the second and third quarters and provided positive commentary about business trends and market conditions, which we believe will be favorable for its business going forward.

HealthSouth Corp. ("HealthSouth") and Polycom Inc. ("Polycom") were the two largest detractors from performance over the period. Polycom provides communications solutions to enterprise, government, education and healthcare customers to enable voice, video and content communications. They reported a disappointing September quarter. What's more, the company revised downward its operating margin targets for fourth quarter 2011 and for 2012. The Fund continues to hold the stock based on its valuation and the longer-term opportunity we see for video conferencing. HealthSouth offers inpatient rehabilitative healthcare services in the United States and Puerto Rico. The stock underperformed due to investors' concerns regarding the potential for reimbursement cuts that could be enacted as part of the recommendations by the Congressional "supercommittee." No agreements were reached among the members of the Joint Select Committee on Deficit Reduction and hence it looks like sequestration is a possibility. The Fund continues to hold the stock, as we believe that concerns did not translate into recommendations, and for the continued strong cash flows of this business.

Current Strategy & Outlook: We are cautious about the global macroeconomic landscape and continue to assess the potential impact that it may have on the performance of companies and valuations. Our portfolio positioning has not changed significantly. We seek to remain nimble and continue to focus on "quality" companies, i.e., those that we believe have strong management, strong balance sheets and good cash flow generation. Even among cyclicals our primary focus is on management quality, cash flows and the strength of the balance sheet.

The recent market environment has provided additional investment opportunities as stock valuations generally have declined. This decline has enabled us to invest in companies that we previously viewed as attractive based on their fundamentals, but were too expensive. Going forward, we believe that we are well positioned as we think that investors will continue to focus on companies' fundamentals in response to the increased economic uncertainty.

Sector Diversification
as of November 30, 2011
(as a percentage of net assets)

Financials	20.4%
Industrials	18.2%
Information Technology	16.7%
Consumer Discretionary	13.9%
Health Care	11.2%
Energy	6.3%
Materials	5.7%
Utilities	3.4%
Telecommunications	1.3%
Consumer Staples	1.3%
Assets in Excess of Other Liabilities*	1.6%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of November 30, 2011
(as a percentage of net assets)

iShares Russell 2000 Index Fund	1.2%
Acuity Brands, Inc.	1.2%
Watts Water Technologies, Inc.	1.1%
Cleco Corp.	1.1%
McMoRan Exploration Co.	1.0%
LaSalle Hotel Properties	1.0%
Dril-Quip, Inc.	1.0%
Carrizo Oil & Gas, Inc.	1.0%
SuccessFactors, Inc.	1.0%
Teledyne Technologies, Inc.	1.0%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

6

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2011 to November 30, 2011. The Funds' expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, "Hypothetical (5% return before expenses)," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
ING Core Equity Research Fund	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2011*	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2011*
Class A	$1,000.00	$922.30	1.07%	$5.14	$1,000.00	$1,019.65	1.07%	$5.40
Class B	1,000.00	918.70	1.82	8.73	1,000.00	1,015.90	1.82	9.17
Class C	1,000.00	918.20	1.82	8.73	1,000.00	1,015.90	1.82	9.17
Class I	1,000.00	924.20	0.75	3.61	1,000.00	1,021.25	0.75	3.79
Class O	1,000.00	922.30	1.07	5.14	1,000.00	1,019.65	1.07	5.40
Class R(1)	1,000.00	1,054.40	1.32	4.37	1,000.00	1,018.40	1.32	6.66
Class W	1,000.00	923.10	0.82	3.94	1,000.00	1,020.90	0.82	4.14

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

(1)  Commencement of operations was August 5, 2011. Expenses paid for the Actual Fund Return reflect the 118-day period ended November 30, 2011.

7

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
ING Corporate Leaders 100 Fund	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2011*	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2011*
Class A	$1,000.00	$940.00	0.90%	$4.37	$1,000.00	$1,020.50	0.90%	$4.55
Class B	1,000.00	937.10	1.65	7.99	1,000.00	1,016.75	1.65	8.32
Class C	1,000.00	936.60	1.65	7.99	1,000.00	1,016.75	1.65	8.32
Class I	1,000.00	941.80	0.65	3.16	1,000.00	1,021.75	0.65	3.29
Class W	1,000.00	941.00	0.65	3.15	1,000.00	1,021.75	0.65	3.29
ING Small Company Fund
Class A	$1,000.00	$896.20	1.46%	$6.92	$1,000.00	$1,017.70	1.46%	$7.36
Class B	1,000.00	892.40	2.21	10.46	1,000.00	1,013.95	2.21	11.13
Class C	1,000.00	893.00	2.21	10.46	1,000.00	1,013.95	2.21	11.13
Class I	1,000.00	898.40	1.04	4.94	1,000.00	1,019.80	1.04	5.25
Class O	1,000.00	896.20	1.46	6.92	1,000.00	1,017.70	1.46	7.36
Class W	1,000.00	897.00	1.21	5.74	1,000.00	1,018.95	1.21	6.11

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

8

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2011 (UNAUDITED)

	ING Core Equity Research Fund	ING Corporate Leaders 100 Fund	ING Small Company Fund
ASSETS:
Investments in securities at value+*	$344,284,405	$10,002,194	$342,227,947
Short-term investments at value***	8,424,700	—	8,122,011
Cash	284	—	571
Foreign currencies at value*****	4,218	—	—
Receivables:
Investments securities sold	—	471,072	4,494,602
Fund shares sold	78,726	35,763	499,121
Dividends	1,004,486	32,682	272,741
Prepaid expenses	58,565	29,303	56,311
Reimbursement due from manager	31,530	7,543	35,435
Total assets	353,886,914	10,578,557	355,708,739
LIABILITIES:
Payable for investment securities purchased	—	—	425,078
Payable for fund shares redeemed	266,691	400,000	580,782
Payable upon receipt of securities loaned	—	—	6,473,011
Payable to affiliates	292,696	6,808	274,372
Payable to custodian due to bank overdraft	—	47,163	—
Payable for directors fees	1,925	54	1,712
Other accrued expenses and liabilities	265,741	14,207	162,594
Total liabilities	827,053	468,232	7,917,549
NET ASSETS	$353,059,861	$10,110,325	$347,791,190
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$410,546,738	$8,337,089	$339,884,496
Undistributed net investment income	1,832,136	132,428	493,614
Accumulated net realized gain (loss)	(102,936,891)	(1,263,158)	13,835,790
Net unrealized appreciation (depreciation)	43,617,878	2,903,966	(6,422,710)
NET ASSETS	$353,059,861	$10,110,325	$347,791,190
+ Including securities loaned at value	$—	$—	$6,309,021
* Cost of investments in securities	$300,666,666	$7,098,228	$348,650,657
*** Cost of short-term investments	$8,424,700	$—	$8,122,011
***** Cost of foreign currencies	$4,079	$—	$—

See Accompanying Notes to Financial Statements
9

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

	ING Core Equity Research Fund	ING Corporate Leaders 100 Fund	ING Small Company Fund
Class A:
Net Assets	$297,483,270	$7,327,825	$67,702,504
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	25,979,888	687,540	5,156,156
Net asset value and redemption price per share	$11.45	$10.66	$13.13
Maximum offering price per share (5.75%)(1)	$12.15	$11.31	$13.93
Class B:
Net Assets	$4,073,188	$188,394	$1,553,840
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	363,995	17,828	126,497
Net asset value and redemption price per share†	$11.19	$10.57	$12.28
Class C:
Net Assets	$9,583,829	$825,876	$5,545,845
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	861,523	77,607	455,420
Net asset value and redemption price per share†	$11.12	$10.64	$12.18
Class I:
Net Assets	$24,589,364	$79,924	$269,214,250
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	2,138,242	7,486	18,790,850
Net asset value and redemption price per share	$11.50	$10.68	$14.33
Class O:
Net Assets	$17,249,707	n/a	$2,235,082
Shares authorized	100,000,000	n/a	100,000,000
Par value	$0.001	n/a	$0.001
Shares outstanding	1,507,856	n/a	170,344
Net asset value and redemption price per share	$11.44	n/a	$13.12
Class R:
Net Assets	$3,163	n/a	n/a
Shares authorized	100,000,000	n/a	n/a
Par value	$0.001	n/a	n/a
Shares outstanding	277	n/a	n/a
Net asset value and redemption price per share	$11.44	n/a	n/a
Class W:
Net Assets	$77,340	$1,688,306	$1,539,669
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	6,730	157,893	107,717
Net asset value and redemption price per share	$11.49	$10.69	$14.29

(1)  Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

†  Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
10

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2011 (UNAUDITED)

	ING Core Equity Research Fund	ING Corporate Leaders 100 Fund	ING Small Company Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$4,079,549	$129,535	$2,381,591
Interest	—	—	1,007
Securities lending income, net	5,276	—	93,762
Total investment income	4,084,825	129,535	2,476,360
EXPENSES:
Investment management fees	1,313,586	21,853	1,432,362
Distribution and service fees:
Class A	376,131	10,064	91,009
Class B	22,922	1,015	8,364
Class C	49,158	3,784	29,389
Class O	21,066	—	2,705
Class R	5	—	—
Transfer agent fees:
Class A	232,270	3,561	70,229
Class B	3,527	89	1,616
Class C	7,588	333	5,676
Class I	22,446	35	192,635
Class O	13,023	—	2,088
Class R	1	—	—
Class W	60	809	1,360
Administrative service fees	153,980	5,463	136,987
Shareholder reporting expense	32,690	1,570	29,770
Registration fees	57,173	33,804	52,864
Professional fees	32,219	8,271	40,764
Custody and accounting expense	28,963	1,594	26,310
Directors fees	9,913	267	8,549
Miscellaneous expense	9,532	2,170	6,681
Interest expense	236	—	662
Total expenses	2,386,489	94,682	2,140,020
Net waived and reimbursed fees	(351,892)	(44,494)	(157,274)
Net expenses	2,034,597	50,188	1,982,746
Net investment income	2,050,228	79,347	493,614
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	4,006,067	269,931	7,295,403
Foreign currency related transactions	(147)	—	—
Futures	160,198	—	—
Net realized gain	4,166,118	269,931	7,295,403
Net change in unrealized appreciation (depreciation) on:
Investments	(46,086,452)	(1,037,844)	(47,594,154)
Foreign currency related transactions	(300)	—	—
Net change in unrealized appreciation (depreciation)	(46,086,752)	(1,037,844)	(47,594,154)
Net realized and unrealized loss	(41,920,634)	(767,913)	(40,298,751)
Decrease in net assets resulting from operations	$(39,870,406)	$(688,566)	$(39,805,137)
*Foreign taxes withheld	$39,823	$—	$427

See Accompanying Notes to Financial Statements
11

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Core Equity Research Fund		ING Corporate Leaders 100 Fund
	Six Months Ended November 30, 2011	Year Ended May 31, 2011	Six Months Ended November 30, 2011	Year Ended May 31, 2011
FROM OPERATIONS:
Net investment income	$2,050,228	$2,306,206	$79,347	$187,077
Net realized gain	4,166,118	30,156,317	269,931	510,844
Net change in unrealized appreciation (depreciation)	(46,086,752)	59,671,232	(1,037,844)	1,640,475
Increase (decrease) in net assets resulting from operations	(39,870,406)	92,133,755	(688,566)	2,338,396
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(675,929)	(1,367,761)	—	(136,900)
Class B	—	—	—	(2,272)
Class C	—	—	—	(1,532)
Class I	(296,149)	(356,089)	—	(1,464)
Class O	(38,577)	(67,682)	—	—
Class W	(314)	(295)	—	(35,749)
Total distributions	(1,010,969)	(1,791,827)	—	(177,917)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	36,621,791	45,056,662	1,577,607	1,744,009
Proceeds from shares issued in merger (Note 12)	—	17,690,186	—	—
Reinvestment of distributions	888,676	1,551,399	—	83,638
	37,510,467	64,298,247	1,577,607	1,827,647
Cost of shares redeemed	(73,854,307)	(96,434,328)	(2,722,027)	(1,249,661)
Net increase (decrease) in net assets resulting from capital share transactions	(36,343,840)	(32,136,081)	(1,144,420)	577,986
Net increase (decrease) in net assets	(77,225,215)	58,205,847	(1,832,986)	2,738,465
NET ASSETS:
Beginning of period	430,285,076	372,079,229	11,943,311	9,204,846
End of period	$353,059,861	$430,285,076	$10,110,325	$11,943,311
Undistributed net investment income at end of period	$1,832,136	$792,877	$132,428	$53,081

See Accompanying Notes to Financial Statements
12

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Small Company Fund
	Six Months Ended November 30, 2011	Year Ended May 31, 2011
FROM OPERATIONS:
Net investment income	$493,614	$104,116
Net realized gain	7,295,403	27,739,063
Net change in unrealized appreciation (depreciation)	(47,594,154)	42,838,872
Increase (decrease) in net assets resulting from operations	(39,805,137)	70,682,051
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	54,560,172	232,730,555
	54,560,172	232,730,555
Cost of shares redeemed	(48,613,278)	(73,750,699)
Net increase in net assets resulting from capital share transactions	5,946,894	158,979,856
Net increase (decrease) in net assets	(33,858,243)	229,661,907
NET ASSETS:
Beginning of period	381,649,433	151,987,526
End of period	$347,791,190	$381,649,433
Undistributed net investment income at end of period	$493,614	$—

See Accompanying Notes to Financial Statements
13

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
ING Core Equity Research Fund
Class A
11-30-11	12.44	0.07		(1.04)	(0.97)	0.02	—	—
05-31-11	10.01	0.06		2.42	2.48	0.05	—	—
05-31-10	8.77	0.05		1.26	1.31	0.07	—	—
05-31-09	12.74	0.11		(3.96)	(3.85)	0.12	—	—
05-31-08	13.46	0.15	•	(0.78)	(0.63)	0.09	—	—
05-31-07	11.05	0.12		2.46	2.58	0.17	—	—
Class B
11-30-11	12.18	0.03		(1.02)	(0.99)	—	—	—
05-31-11	9.83	(0.02)		2.37	2.35	—	—	—
05-31-10	8.63	(0.02)		1.24	1.22	0.02	—	—
05-31-09	12.50	0.04	•	(3.88)	(3.84)	0.03	—	—
05-31-08	13.24	0.05	•	(0.77)	(0.72)	0.02	—	—
05-31-07	10.87	0.02		2.44	2.46	0.09	—	—
Class C
11-30-11	12.11	0.03		(1.02)	(0.99)	—	—	—
05-31-11	9.77	(0.02)		2.36	2.34	—	—	—
05-31-10	8.58	(0.02)		1.23	1.21	0.02	—	—
05-31-09	12.46	0.04	•	(3.88)	(3.84)	0.04	—	—
05-31-08	13.20	0.05	•	(0.76)	(0.71)	0.03	—	—
05-31-07	10.84	0.02		2.43	2.45	0.09	—	—
Class I
11-30-11	12.49	0.09		(1.03)	(0.94)	0.05	—	—
05-31-11	10.04	0.10		2.42	2.52	0.07	—	—
05-31-10	8.80	0.07		1.27	1.34	0.10	—	—
05-31-09	12.79	0.13		(3.97)	(3.84)	0.15	—	—
05-31-08	13.50	0.17		(0.77)	(0.60)	0.11	—	—
05-31-07	11.08	0.15	•	2.47	2.62	0.20	—	—
Class O
11-30-11	12.43	0.07		(1.03)	(0.96)	0.03	—	—
05-31-11	10.00	0.06		2.42	2.48	0.05	—	—
05-31-10	8.77	0.05		1.26	1.31	0.08	—	—
02-06-09(4) -05-31-09	8.00	0.01	•	0.76	0.77	—	—	—
Class R
08-05-11(4) -11-30-11	10.85	0.04		0.55	0.59	—	—	—
Class W
11-30-11	12.49	0.08		(1.04)	(0.96)	0.04	—	—
05-31-11	10.05	0.08		2.43	2.51	0.07	—	—
06-12-09(4) -05-31-10	9.03	0.07	•	1.05	1.12	0.10	—	—
ING Corporate Leaders 100 Fund
Class A
11-30-11	11.34	0.09		(0.77)	(0.68)	—	—	—
05-31-11	9.15	0.19	•	2.19	2.38	0.19	—	—
05-31-10	7.60	0.11		1.55	1.66	0.11	—	—
06-30-08(4) -05-31-09	10.00	0.13		(2.46)	(2.33)	0.07	—	—
Class B
11-30-11	11.28	0.05		(0.76)	(0.71)	—	—	—
05-31-11	9.10	0.12	•	2.17	2.29	0.11	—	—
05-31-10	7.56	0.05	•	1.55	1.60	0.06	—	—
06-30-08(4) -05-31-09	10.00	0.08	•	(2.46)	(2.38)	0.06	—	—
Class C
11-30-11	11.36	0.04	•	(0.76)	(0.72)	—	—	—
05-31-11	9.10	0.12	•	2.17	2.29	0.03	—	—
05-31-10	7.55	0.05	•	1.56	1.61	0.06	—	—
06-30-08(4) -05-31-09	10.00	0.09	•	(2.47)	(2.38)	0.07	—	—

					Ratios to average net assets							Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Core Equity Research Fund
Class A
11-30-11	0.02	—	11.45	(7.77)	1.26	1.07		1.07		1.17		297,483	48
05-31-11	0.05	—	12.44	24.81	1.26	1.08	†	1.08	†	0.56	†	341,327	75
05-31-10	0.07	—	10.01	15.05	1.27	1.08	†	1.08	†	0.50	†	294,790	124
05-31-09	0.12	—	8.77	(30.28)	1.25	1.08	†	1.08	†	1.19	†	283,003	177
05-31-08	0.09	—	12.74	(4.69)	1.34	1.11	†	1.11	†	1.18	†	324,594	221
05-31-07	0.17	—	13.46	23.65	1.25	1.25	†	1.25	†	0.98	†	58,025	181
Class B
11-30-11	—	—	11.19	(8.13)	2.01	1.82		1.82		0.40		4,073	48
05-31-11	—	—	12.18	23.91	2.01	1.83	†	1.83	†	(0.19	)†	6,206	75
05-31-10	0.02	—	9.83	14.11	2.02	1.83	†	1.83	†	(0.23	)†	10,829	124
05-31-09	0.03	—	8.63	(30.77)	2.00	1.83	†	1.83	†	0.43	†	17,009	177
05-31-08	0.02	—	12.50	(5.47)	2.09	1.90	†	1.90	†	0.40	†	21,211	221
05-31-07	0.09	—	13.24	22.76	2.00	2.00	†	2.00	†	0.21	†	11,837	181
Class C
11-30-11	—	—	11.12	(8.18)	2.01	1.82		1.82		0.41		9,584	48
05-31-11	—	—	12.11	23.95	2.01	1.83	†	1.83	†	(0.19	)†	11,150	75
05-31-10	0.02	—	9.77	14.11	2.02	1.83	†	1.83	†	(0.24	)†	10,500	124
05-31-09	0.04	—	8.58	(30.82)	2.00	1.83	†	1.83	†	0.47	†	10,820	177
05-31-08	0.03	—	12.46	(5.42)	2.09	1.89	†	1.89	†	0.39	†	7,409	221
05-31-07	0.09	—	13.20	22.72	2.00	2.00	†	2.00	†	0.21	†	2,767	181
Class I
11-30-11	0.05	—	11.50	(7.58)	0.94	0.75		0.75		1.29		24,589	48
05-31-11	0.07	—	12.49	25.25	0.95	0.77	†	0.77	†	0.89	†	53,006	75
05-31-10	0.10	—	10.04	15.26	1.02	0.83	†	0.83	†	0.66	†	42,057	124
05-31-09	0.15	—	8.80	(30.11)	1.00	0.83	†	0.83	†	1.44	†	18,326	177
05-31-08	0.11	—	12.79	(4.45)	1.09	0.95	†	0.95	†	1.33	†	23,461	221
05-31-07	0.20	—	13.50	23.98	1.00	1.00	†	1.00	†	1.25	†	25,407	181
Class O
11-30-11	0.03	—	11.44	(7.77)	1.26	1.07		1.07		1.18		17,250	48
05-31-11	0.05	—	12.43	24.85	1.26	1.08	†	1.08	†	0.56	†	18,504	75
05-31-10	0.08	—	10.00	14.97	1.27	1.08	†	1.08	†	0.49	†	13,899	124
02-06-09(4) -05-31-09	—	—	8.77	9.63	1.25	1.08	†	1.08	†	0.25	†	10,505	177
Class R
08-05-11(4) -11-30-11	—	—	11.44	5.44	1.51	1.32		1.32		1.28		3	48
Class W
11-30-11	0.04	—	11.49	(7.69)	1.01	0.82		0.82		1.42		77	48
05-31-11	0.07	—	12.49	25.10	1.01	0.83	†	0.83	†	0.85	†	92	75
06-12-09(4) -05-31-10	0.10	—	10.05	12.44	1.02	0.83	†	0.83	†	0.73	†	3	124
ING Corporate Leaders 100 Fund
Class A
11-30-11	—	—	10.66	(6.00)	1.71	0.90		0.90		1.48		7,328	53
05-31-11	0.19	—	11.34	26.17	1.72	0.90	†	0.90	†	1.85	†	8,785	33
05-31-10	0.11	—	9.15	21.83	1.74	0.90	†	0.90	†	1.31	†	6,832	54
06-30-08(4) -05-31-09	0.07	—	7.60	(23.22)	3.23	0.90	†	0.90	†	1.89	†	4,992	277
Class B
11-30-11	—	—	10.57	(6.29)	2.46	1.65		1.65		0.73		188	53
05-31-11	0.11	—	11.28	25.28	2.47	1.65	†	1.65	†	1.17	†	230	33
05-31-10	0.06	—	9.10	21.15	2.49	1.65	†	1.65	†	0.56	†	203	54
06-30-08(4) -05-31-09	0.06	—	7.56	(23.81)	3.98	1.65	†	1.65	†	1.17	†	127	277
Class C
11-30-11	—	—	10.64	(6.34)	2.46	1.65		1.65		0.76		826	53
05-31-11	0.03	—	11.36	25.23	2.47	1.65	†	1.65	†	1.22	†	681	33
05-31-10	0.06	—	9.10	21.29	2.49	1.65	†	1.65	†	0.56	†	600	54
06-30-08(4) -05-31-09	0.07	—	7.55	(23.76)	3.98	1.65	†	1.65	†	1.35	†	1,345	277
See Accompanying Notes to Financial Statements
14

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
ING Corporate Leaders 100 Fund (continued)
Class I
11-30-11	11.34	0.08		(0.74)	(0.66)	—	—	—
05-31-11	9.15	0.22	•	2.18	2.40	0.12	—	—
05-31-10	7.60	0.14		1.54	1.68	0.13	—	—
06-30-08(4) -05-31-09	10.00	0.14		(2.46)	(2.32)	0.08	—	—
Class W
11-30-11	11.36	0.11		(0.78)	(0.67)	—	—	—
05-31-11	9.17	0.21	•	2.19	2.40	0.21	—	—
05-31-10	7.61	0.14		1.55	1.69	0.13	—	—
06-30-08(4) -05-31-09	10.00	0.14	•	(2.45)	(2.31)	0.08	—	—
ING Small Company Fund
Class A
11-30-11	14.65	(0.00	)*	(1.52)	(1.52)	—	—	—
05-31-11	11.70	(0.03)		2.98	2.95	—	—	—
05-31-10	8.89	(0.01)		2.82	2.81	—	—	—
05-31-09	13.29	0.00	*	(4.06)	(4.06)	—	0.34	—
05-31-08	17.92	0.04		(0.95)	(0.91)	0.04	3.68	—
05-31-07	18.32	0.01		3.05	3.06	—	3.46	—
Class B
11-30-11	13.76	(0.05)		(1.43)	(1.48)	—	—	—
05-31-11	11.07	(0.11	)•	2.80	2.69	—	—	—
05-31-10	8.47	(0.08)		2.68	2.60	—	—	—
05-31-09	12.79	(0.08)		(3.90)	(3.98)	—	0.34	—
05-31-08	17.47	(0.08)		(0.92)	(1.00)	—	3.68	—
05-31-07	18.06	(0.11	)•	2.98	2.87	—	3.46	—
Class C
11-30-11	13.64	(0.05)		(1.41)	(1.46)	—	—	—
05-31-11	10.98	(0.11	)•	2.77	2.66	—	—	—
05-31-10	8.40	(0.08)		2.66	2.58	—	—	—
05-31-09	12.68	(0.06	)•	(3.88)	(3.94)	—	0.34	—
05-31-08	17.35	(0.08	)•	(0.91)	(0.99)	—	3.68	—
05-31-07	17.96	(0.11)		2.96	2.85	—	3.46	—
Class I
11-30-11	15.95	0.03		(1.65)	(1.62)	—	—	—
05-31-11	12.69	0.02		3.24	3.26	—	—	—
05-31-10	9.61	0.01		3.07	3.08	—	—	—
05-31-09	14.30	0.03		(4.38)	(4.35)	—	0.34	—
05-31-08	18.98	0.09		(1.01)	(0.92)	0.08	3.68	—
05-31-07	19.17	0.07	•	3.20	3.27	—	3.46	—
Class O
11-30-11	14.64	(0.00	)*	(1.52)	(1.52)	—	—	—
05-31-11	11.69	(0.02)		2.97	2.95	—	—	—
05-31-10	8.88	(0.01)		2.82	2.81	—	—	—
06-04-08(4) -05-31-09	13.19	0.00	*	(3.97)	(3.97)	—	0.34	—
Class W
11-30-11	15.93	0.01		(1.65)	(1.64)	—	—	—
05-31-11	12.69	0.00	*	3.24	3.24	—	—	—
06-12-09(4) -05-31-10	9.93	0.01		2.75	2.76	—	—	—

					Ratios to average net assets							Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Corporate Leaders 100 Fund (continued)
Class I
11-30-11	—	—	10.68	(5.82)	1.46	0.65		0.65		1.68		80	53
05-31-11	0.21	—	11.34	26.47	1.43	0.61	†	0.61	†	2.12	†	80	33
05-31-10	0.13	—	9.15	22.07	1.49	0.65	†	0.65	†	1.56	†	62	54
06-30-08(4) -05-31-09	0.08	—	7.60	(23.11)	2.98	0.65	†	0.65	†	2.12	†	47	277
Class W
11-30-11	—	—	10.69	(5.90)	1.46	0.65		0.65		1.70		1,688	53
05-31-11	0.21	—	11.36	26.40	1.47	0.65	†	0.65	†	2.08	†	2,167	33
05-31-10	0.13	—	9.17	22.17	1.49	0.65	†	0.65	†	1.56	†	1,507	54
06-30-08(4) -05-31-09	0.08	—	7.61	(23.01)	2.98	0.65	†	0.65	†	2.17	†	1,157	277
ING Small Company Fund
Class A
11-30-11	—	—	13.13	(10.38)	1.46	1.46		1.46		(0.01)		67,703	33
05-31-11	—	—	14.65	25.21	1.47	1.47	†	1.47	†	(0.20	)†	87,730	68
05-31-10	—	—	11.70	31.61	1.47	1.47	†	1.47	†	(0.10	)†	80,060	97
05-31-09	0.34	—	8.89	(30.41)	1.48	1.48	†	1.48	†	0.04	†	70,360	174
05-31-08	3.72	—	13.29	(4.72)	1.43	1.43	†	1.43	†	0.26	†	67,608	112
05-31-07	3.46	—	17.92	18.50	1.36	1.36	†	1.36	†	0.08	†	77,041	83
Class B
11-30-11	—	—	12.28	(10.76)	2.21	2.21		2.21		(0.76)		1,554	33
05-31-11	—	—	13.76	24.30	2.22	2.22	†	2.22	†	(0.93	)†	2,071	68
05-31-10	—	—	11.07	30.70	2.22	2.22	†	2.22	†	(0.86	)†	3,164	97
05-31-09	0.34	—	8.47	(30.99)	2.23	2.23	†	2.23	†	(0.71	)†	2,450	112
05-31-08	3.68	—	12.79	(5.41)	2.18	2.18	†	2.18	†	(0.48	)†	4,663	112
05-31-07	3.46	—	17.47	17.65	2.11	2.11	†	2.11	†	(0.66	)†	7,275	83
Class C
11-30-11	—	—	12.18	(10.70)	2.21	2.21		2.21		(0.76)		5,546	33
05-31-11	—	—	13.64	24.23	2.22	2.22	†	2.22	†	(0.95	)†	7,128	68
05-31-10	—	—	10.98	30.71	2.22	2.22	†	2.22	†	(0.86	)†	6,895	97
05-31-09	0.34	—	8.40	(30.94)	2.23	2.23	†	2.23	†	(0.69	)†	4,382	174
05-31-08	3.68	—	12.68	(5.40)	2.18	2.18	†	2.18	†	0.53	†	4,093	112
05-31-07	3.46	—	17.35	17.64	2.11	2.11	†	2.11	†	(0.66	)†	4,317	83
Class I
11-30-11	—	—	14.33	(10.16)	1.16	1.04		1.04		0.41		269,214	33
05-31-11	—	—	15.95	25.69	1.19	1.07	†	1.07	†	0.19	†	280,576	68
05-31-10	—	—	12.69	32.05	1.22	1.22	†	1.22	†	0.15	†	60,027	97
05-31-09	0.34	—	9.61	(30.29)	1.23	1.23	†	1.23	†	0.30	†	23,278	112
05-31-08	3.76	—	14.30	(4.47)	1.18	1.18	†	1.18	†	0.51	†	23,278	112
05-31-07	3.46	—	18.98	18.81	1.12	1.12	†	1.12	†	0.40	†	28,153	83
Class O
11-30-11	—	—	13.12	(10.38)	1.46	1.46		1.46		(0.01)		2,235	33
05-31-11	—	—	14.64	25.24	1.47	1.47	†	1.47	†	(0.21	)†	2,446	68
05-31-10	—	—	11.69	31.64	1.47	1.47	†	1.47	†	(0.10	)†	1,520	97
06-04-08(4) -05-31-09	0.34	—	8.88	(29.97)	1.48	1.48	†	1.48	†	0.05	†	567	174
Class W
11-30-11	—	—	14.29	(10.30)	1.21	1.21		1.21		0.23		1,540	33
05-31-11	—	—	15.93	25.53	1.22	1.22	†	1.22	†	0.01	†	1,698	68
06-12-09(4) -05-31-10	—	—	12.69	27.79	1.22	1.22	†	1.22	†	0.13	†	322	97

(1)  Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)  Commencement of operations.

•  Calculated using average number of shares outstanding throughout the period.

*  Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements
15

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. ING Series Fund, Inc. (the "Company") is a company incorporated under the laws of Maryland on June 17, 1991 and registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. There are ten separate active investment series which comprise the Company. The three series (each, a "Fund"; collectively, the "Funds") that are in this report are: Core Equity Research, Corporate Leaders 100, and Small Company.

Each Fund offers at least five of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund and earn income and realized gains/losses from a Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution, and shareholder servicing fees, if applicable.

Class B shares of the Funds are closed to new investment, provided that: (1) Class B shares of the Funds may be purchased through the reinvestment of dividends issued by Class B Shares of the Funds; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B shares of the Funds may be acquired through exchange of Class B shares of other funds in the ING Mutual Funds Complex. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

Effective February 1, 2011, Small Company is closed to new shareholders, except for shares purchased by: (1) shareholders participating in wrap fee programs offered by broker-dealers and financial institutions; (2) certain institutional and separately managed account investors that are pre-existing clients of the Sub-Adviser; (3) employees of the Adviser or Sub-Adviser and their affiliates; or (4) registered investment companies. Investments by currently invested separate accounts, qualified retirement plans (such as 401(a), 401(k), or other defined contribution plans and defined benefit plans), 529 plans, custodial accounts, and investment companies may be made on behalf of existing and future participants. The closure does not affect share purchases through the reinvestment of dividends and distributions.

ING Investments, LLC ("ING Investments" or "Investment Adviser"), an Arizona limited liability company, serves as the investment adviser to the Funds. ING Investments has engaged ING Investment Management Co. ("ING IM"or "Sub-Adviser"), a Connecticut corporation, to serve as the Sub-Adviser to each Fund. ING Investments Distributor, LLC ("IID" or the "Distributor") is the principal underwriter of the Funds. ING Investments, ING IM and IID are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate Initial Public Offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations: and the other a European based offering for European and Asian based insurance and investment management operations. ING Groep recently announced that it will explore options other than an initial public offering for its Asian insurance and investment management businesses. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Funds, and may cause, among other things, interruption or reduction of business and services, diversion of management's attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of

16

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 1 — ORGANIZATION (continued)

implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser's loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser, may potentially be deemed a "change of control" of each entity. A change of control would result in the termination of the Funds' advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Funds or their operations and administration.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles ("GAAP") for investment companies.

A. Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are fair valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value. Investments in securities of sufficient credit quality maturing 60 days or less from date of acquisition are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Funds' Board of Directors (the ''Board''), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value ("NAV") may also be valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Funds (the "Valuation Procedures") which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time a Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange ("NYSE") is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund's NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities

17

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

markets. Further, the value of a Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Fund. In calculating a Fund's NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under a Fund's valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, each Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund's NAV.

Fair value is defined as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and unobservable inputs, including the sub-adviser's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Fund's investments under these levels of classification is included following the Summary Portfolio of Investments.

For the period ended November 30, 2011, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign

18

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D. Risk Exposures and the use of Derivative Instruments. The Funds' investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. The Funds' use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio

19

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

E. Foreign Currency Transactions and Futures Contracts. For the purposes of hedging only, each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Funds may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Funds' assets are valued.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Fund's Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Funds' Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Funds' Statements of Operations. Realized gains (losses) are reported in the Funds' Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the six months ended November 30, 2011, Core Equity Research purchased futures contracts on various equity indices to "equitize" cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund's respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Funds are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Funds' securities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the six months ended November 30, 2011, Core Equity Research had an average notional value on futures contracts purchased of $852,200. There were no open futures contracts as of November 30, 2011.

F. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Corporate Leaders 100 and Small Company pay dividends annually. Core Equity Research pays dividends semi-annually. The Funds may make distributions on a

20

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

G. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds' tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

H. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I. Securities Lending. Each Fund has the option to temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

K. Indemnifications. In the normal course of business, the Funds may enter into contracts that provide certain indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the period ended November 30, 2011, the cost of purchases and proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:

	Purchases	Sales
Core Equity Research	$182,999,620	$223,318,310
Corporate Leaders 100	5,802,774	6,890,221
Small Company	122,690,986	111,918,375

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an investment management agreement ("Management Agreement") with ING Investments. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For Core Equity Research — 0.700% on the first $250 million, 0.650% on the next $250 million, 0.625% on the next $250 million, 0.600% on the next $1.25 billion and 0.550% in excess of $2 billion; for Corporate Leaders 100 — 0.400% on all assets; and for Small Company — 0.850% on the first $250 million, 0.800% on the next $250 million, 0.775% on the next $250 million, 0.750% on the next $1.25 billion and 0.725% in excess of $2 billion.

The Investment Adviser entered into a sub-advisory agreement with ING IM for each of the Funds. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages each Fund's assets in

21

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

accordance with the Fund's investment objectives, policies, and limitations.

ING Funds Services, LLC ("IFS"), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from Core Equity Research and Small Company a fee at an annual rate of 0.08% of average daily net assets. For Corporate Leaders 100, IFS is entitled to receive a fee at an annual rate of 0.10% of average daily net assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares, with the exception of Class I and Class W, of the Funds pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A	Class B	Class C	Class O	Class R
Core Equity Research	0.25%	1.00%	1.00%	0.25%	0.50%
Corporate Leaders 100	0.25%	1.00%	1.00%	N/A	N/A
Small Company	0.25%	1.00%	1.00%	0.25%	N/A

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, and Class C shares. For the period ended November 30, 2011, the Distributor retained the following amounts in sales charges:

Initial Sales Charges:	Class A Shares	Class C Shares
Core Equity Research	$3,351	N/A
Corporate Leaders 100	569	N/A
Small Company	1,080	N/A
Contingent Deferred Sales Charges:	Class A Shares	Class C Shares
Core Equity Research	$—	$44
Corporate Leaders 100	—	5
Small Company	—	178

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

The Investment Adviser may direct the Funds' portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate the Funds' equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amount credited to the Fund is reflected as brokerage commission recapture in the Statements of Operations.

At November 30, 2011, the Funds had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

Fund	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Core Equity Research	$195,357	$22,783	$74,556	$292,696
Corporate Leaders 100	3,502	876	2,430	6,808
Small Company	232,208	22,196	19,968	274,372

The Company has adopted a Deferred Compensation Plan (the "Plan"), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors' fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

At November 30, 2011, the following indirect, wholly-owned subsidiaries of ING Groep owned the following Funds:

Subsidiary	Fund	Percentage
ING National Trust	Core Equity Research	6.47%
	Small Company	9.02%
ReliaStar Life Insurance Company	Corporate Leaders 100	40.78%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Investment activities of these shareholders could have a material impact on the Funds.

22

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At November 30, 2011, the following Funds had the following expenses included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Fund	Accrued Expenses	Amount
Core Equity Research	Transfer Agent	$129,286
	Postage	66,127

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

ING Investments has entered into a written expense limitation agreement ("Expense Limitation Agreement") with each Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest expense, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Core Equity Research(1)	1.08%	1.83%	1.83%	0.83%	1.08%	1.33%	0.83%
Corporate Leaders 100	0.90%	1.65%	1.65%	0.65%	N/A	N/A	0.65%
Small Company(1)	1.50%	2.25%	2.25%	1.25%	1.50%	N/A	1.25%

(1)  Pursuant to a side agreement, the Investment Adviser has agreed to waive expenses so that the expense limit for Class I of Core Equity Research is 0.75% and so that the expense limit for Class I of Small Company is 1.04%. These expense limits will continue through October 1, 2012 and are subject to possible recoupment. There is no guarantee that the side agreement will continue after October 1, 2012. The side agreement will only renew if the Investment Adviser elects to renew it.

The Investment Adviser may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities for each Fund. As of November 30, 2011, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	November 30,
	2012	2013	2014	Total
Core Equity Research	$652,226	$740,005	$539,557	$1,931,788
Corporate Leaders 100	121,356	77,635	87,516	286,507

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of November 30, 2011, are as follows:

	November 30,
	2012	2013	2014	Total
Core Equity Research
Class A	$—	$—	$127,998	$127,998
Class B	—	—	1,950	1,950
Class C	—	—	4,182	4,182
Class I	—	—	22,415	22,415
Class O	—	—	7,169	7,169
Class R	—	—	1	1
Class W	—	—	33	33
Small Company
Class I	—	23,642	371,022	394,664

Each Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser, are a party to an unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York Mellon for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Funds utilized the line of credit during the period ended November 30, 2011:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Core Equity Research	5	$1,293,000	1.33%
Small Company	7	2,576,429	1.34%

23

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Core Equity Research
Class A
11-30-11	340,626	—	48,508	(1,846,853)	(1,457,719)	3,816,088	—	594,704	(20,900,192)	(16,489,400)
5-31-11	1,004,888	1,372,514	108,453	(4,505,153)	(2,019,298)	11,365,885	13,420,280	1,199,602	(50,131,503)	(24,145,736)
Class B
11-30-11	2,855	—	—	(148,464)	(145,609)	30,984	—	—	(1,678,510)	(1,647,526)
5-31-11	1,580	139,064	—	(732,699)	(592,055)	16,868	1,334,350	—	(7,997,858)	(6,646,640)
Class C
11-30-11	24,675	—	—	(84,127)	(59,452)	265,340	—	—	(913,235)	(647,895)
5-31-11	46,153	111,889	—	(311,490)	(153,448)	522,896	1,067,444	—	(3,387,461)	(1,797,121)
Class I
11-30-11	2,511,150	—	23,813	(4,639,357)	(2,104,394)	30,338,989	—	292,903	(48,396,043)	(17,764,151)
5-31-11	2,513,728	190,400	31,937	(2,680,944)	55,121	27,526,008	1,867,435	349,849	(30,588,650)	(845,358)
Class O
11-30-11	192,099	—	62	(172,993)	19,168	2,157,096	—	755	(1,948,623)	209,228
5-31-11	483,051	—	151	(384,415)	(384,415)	5,540,477	—	1,659	(4,321,586)	1,220,550
Class R
8-5-11(1) - 11-30-11	277	—	—	—	277	3,000	—	—	—	3,000
Class W
11-30-11	1,000	—	26	(1,659)	(633)	10,294	—	314	(17,704)	(7,096)
5-31-11	7,609	69	27	(674)	7,031	84,528	677	289	(7,270)	78,224
Corporate Leaders 100
Class A
11-30-11	80,045	—	—	(167,538)	(87,493)	827,520	—	—	(1,757,714)	(930,194)
5-31-11	107,948	—	4,157	(83,600)	28,505	1,137,624	—	43,076	(832,832)	347,868
Class B
11-30-11	1,045	—	—	(3,572)	(2,527)	11,307	—	—	(34,988)	(23,681)
5-31-11	4,146	—	176	(6,272)	(1,950)	42,123	—	1,817	(62,856)	(18,916)
Class C
11-30-11	26,849	—	—	(9,191)	17,658	282,593	—	—	(93,260)	189,333
5-31-11	25,427	—	147	(31,608)	(6,034)	271,261	—	1,532	(310,030)	(37,237)
Class I
11-30-11	413	—	—	—	413	4,273	—	—	—	4,273
5-31-11	382	—	141	(229)	294	3,919	—	1,464	(2,509)	2,874
Class W
11-30-11	43,272	—	—	(76,228)	(32,956)	451,914	—	—	(836,065)	(384,151)
5-31-11	27,238	—	3,447	(4,211)	26,474	289,082	—	35,749	(41,434)	283,397
Small Company
Class A
11-30-11	207,211	—	—	(1,039,592)	(832,381)	2,769,379	—	—	(13,299,488)	(10,530,109)
5-31-11	959,303	—	—	(1,811,886)	(852,583)	12,463,591	—	—	(23,432,225)	(10,968,634)
Class B
11-30-11	168	—	—	(24,248)	(24,080)	1,793	—	—	(296,779)	(294,986)
5-31-11	1,964	—	—	(137,161)	(135,197)	25,769	—	—	(1,673,281)	(1,647,512)
Class C
11-30-11	2,007	—	—	(69,270)	(67,263)	24,627	—	—	(816,857)	(792,230)
5-31-11	76,785	—	—	(182,311)	(105,526)	903,022	—	—	(2,195,561)	(1,292,539)
Class I
11-30-11	3,584,511	—	—	(2,383,459)	1,201,052	51,140,359	—	—	(33,625,820)	17,514,539
5-31-11	15,964,003	—	—	(3,103,163)	12,860,840	215,518,092	—	—	(44,131,467)	171,386,625
Class O
11-30-11	30,519	—	—	(27,264)	3,255	392,613	—	—	(343,743)	48,870
5-31-11	60,352	—	—	(23,226)	37,126	797,458	—	—	(298,174)	499,284
Class W
11-30-11	16,770	—	—	(15,688)	1,082	231,401	—	—	(230,591)	810
5-31-11	223,467	—	—	(142,172)	81,295	3,022,623	—	—	(2,019,991)	1,002,632

(1) Commencement of operations.

24

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon ("BNY"), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: Effective October 1, 2011, BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

Currently, the cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Prior to October 1, 2011, the cash collateral was invested in the BNY Mellon Overnight Government Fund (formerly, The BNY Institutional Cash Reserves Fund — Series A) and the BNY Institutional Cash Reserves Fund — Series B ("BICR — Series B"), each a series within the BNY Institutional Cash Reserves Trust (collectively, the "BICR Fund"). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. From the beginning of the period covered by this report through October 16, 2011, BICR-Series B held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the "Lehman Securities"). The Lehman Securities had market values significantly below amortized cost. On May 22, 2009, the Funds agreed to the terms of a capital support agreement (the "Capital Support Agreement") extended by The Bank of New York Mellon Corporation ("BNYC"), an affiliated company of BNY, for the Lehman Securities held by BICR- Series B.

Under the terms of the Capital Support Agreement, BNYC agreed to support the value of the Lehman Securities up to 80% of the par value (the remaining 20% of the par value represents a realized loss to the Funds) and subject, in part, to the Funds' continued participation in the BNY securities lending program through September 15, 2011. As of September 15, 2011, the Funds had complied with the requirements under the Capital Support Agreement and therefore the Funds could exercise their right to sell the Lehman Securities to BNYC at a price equal to 80% of par value. The sale of the Lehman Securities was completed on October 17, 2011.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At November 30, 2011, the following Funds had securities on loan with the following market values:

Fund	Value of Securities Loaned	Cash Collateral Received
Small Company	$6,309,021	$6,473,011

NOTE 12 — REORGANIZATIONS

On August 20, 2010, Core Equity Research ("Acquiring Fund") acquired all of the net assets of ING Opportunistic LargeCap Fund ("Acquired Fund"), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders on August 10, 2010. The primary purposes of the transaction were to combine comparable investment objectives, policies, restrictions, management, and portfolio holdings of the Acquiring and Acquired Funds. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

25

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 12 — REORGANIZATIONS (continued)

Assuming the acquisition had been completed on June 1, 2010, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund's pro forma results of operations for the year ended May 31, 2011, are as follows:

Net investment income	$2,338,133
Net realized and unrealized gain on investments	$82,592,007
Net increase in net assets resulting from operations	$84,930,140

Because the combined investment funds have been managed as a single integrated fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund's statement of operations since August 20, 2010. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Fund	Acquired Fund	Total Net Assets of Acquired Fund (000s)	Total Net Assets of Acquiring Fund (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Fund Unrealized Appreciation (000s)	Conversion Ratio
Core Equity Research	ING Opportunistic LargeCap Fund	$17,690	$362,410	$15,335	$(156)	0.7888

The net assets of Core Equity Research after the acquisition were $380,100,482.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended November 30, 2011	Year Ended May 31, 2011
	Ordinary Income	Ordinary Income
Core Equity Research	$1,010,969	$1,791,827
Corporate Leaders 100	—	177,917

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2011 were:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Post-October Currency Losses Deferred	Capital Loss Carryforwards	Expiration Dates
Core Equity Research	$818,207	$—	$85,504,560	$(93)	$(30,793,191)	2016
					(62,415,401)	2017
					(9,719,584)	2018
					$(102,928,176)*
Corporate Leaders 100	53,231	—	3,553,275	—	$(809,572)	2017
					(335,132)	2018
					$(1,144,704)
Small Company	1,340,915	10,498,944	40,987,222	—	$(3,653,750)	2016
					(730,750)	2017
					(730,750)	2018
					$(5,115,250)*

*  Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

26

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES (continued)

The Funds' major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2006.

As of November 30, 2011, no provisions for income tax would be required in the Funds' financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds' tax year ending May 31, 2012. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the Funds' pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards. Relevant information regarding the impact of the Act on the Funds, if any, will be contained within the "Federal Income Taxes" section of the financial statement notes for the fiscal year ending May 31, 2012.

NOTE 14 — CONCENTRATION OF INVESTMENT RISK

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see the Funds' most recent Prospectus and/or the Statement of Additional Information.

Foreign Securities (All Funds except Corporate Leaders 100). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

NOTE 15 — OTHER ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements". ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and the International Financial Reporting Standards ("IFRSs"). The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. As of November 30, 2011, management of the Funds is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

NOTE 16 — SUBSEQUENT EVENTS

Dividends: Subsequent to November 30, 2011, the following Funds declared and paid dividends and distributions of:

	Per Share Amounts
	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Payable Date	Record Date
Core Equity Research
Class A	$0.0677	$—	$—	December 19, 2011	December 15, 2011
Class B	$0.0173	$—	$—	December 19, 2011	December 15, 2011
Class C	$0.0246	$—	$—	December 19, 2011	December 15, 2011
Class I	$0.0852	$—	$—	December 19, 2011	December 15, 2011
Class O	$0.0682	$—	$—	December 19, 2011	December 15, 2011
Class R	$0.0615	$—	$—	December 19, 2011	December 15, 2011
Class W	$0.0823	$—	$—	December 19, 2011	December 15, 2011

27

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

NOTE 16 — SUBSEQUENT EVENTS (continued)

	Per Share Amounts
	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Payable Date	Record Date
Corporate Leaders 100
Class A	$0.1711	$—	$—	December 19, 2011	December 15, 2011
Class B	$0.0830	$—	$—	December 19, 2011	December 15, 2011
Class C	$0.1265	$—	$—	December 19, 2011	December 15, 2011
Class I	$0.2061	$—	$—	December 19, 2011	December 15, 2011
Class W	$0.2051	$—	$—	December 19, 2011	December 15, 2011
Small Company
Class A	$—	$0.1289	$0.5772	December 19, 2011	December 15, 2011
Class B	$—	$0.1289	$0.5772	December 19, 2011	December 15, 2011
Class C	$—	$0.1289	$0.5772	December 19, 2011	December 15, 2011
Class I	$0.0307	$0.1289	$0.5772	December 19, 2011	December 15, 2011
Class O	$—	$0.1289	$0.5772	December 19, 2011	December 15, 2011
Class W	$0.0115	$0.1289	$0.5772	December 19, 2011	December 15, 2011

Effective December 31, 2011, the process of converting ING Investment Management Co. to an LLC was completed. The company's name is now ING Investment Management Co. LLC — a Delaware limited liability company.

Effective January 1, 2012, the Internal Revenue Service requires mutual fund companies and brokers to report on Form 1099-B the cost basis on the sale or exchange of Fund shares acquired on or after January 1, 2012 ("covered shares"). If you acquire and hold shares directly through the Fund and not through a Financial Intermediary, the Fund will use an average cost single category methodology for tracking and reporting your cost basis on covered shares, unless you request, in writing, another cost basis reporting methodology.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

28

  SUMMARY PORTFOLIO OF INVESTMENTS
ING CORE EQUITY RESEARCH FUND   AS OF NOVEMBER 30, 2011 (UNAUDITED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.5%
	Consumer Discretionary: 10.6%
262,300		Comcast Corp. - Class A	$5,946,341	1.7
226,300		International Game Technology	3,860,678	1.1
170,579		Macy's, Inc.	5,514,819	1.6
49,000		McDonald's Corp.	4,680,480	1.3
152,700		Starbucks Corp.	6,639,396	1.9
121,100		Wyndham Worldwide Corp.	4,292,995	1.2
282,623		Other Securities	6,516,236	1.8
			37,450,945	10.6
	Consumer Staples: 6.6%
277,600		Altria Group, Inc.	7,964,344	2.3
72,900		Beam, Inc.	3,828,708	1.1
169,200		Coca-Cola Enterprises, Inc.	4,419,504	1.2
46,900		JM Smucker Co.	3,563,462	1.0
44,800	@	Ralcorp Holdings, Inc.	3,643,136	1.0
			23,419,154	6.6
	Energy: 13.0%
216,120		ExxonMobil Corp.	17,384,693	4.9
51,115		National Oilwell Varco, Inc.	3,664,945	1.0
75,100		Range Resources Corp.	5,385,421	1.5
101,500		Royal Dutch Shell PLC - Class A ADR	7,105,000	2.0
62,800		Schlumberger Ltd.	4,730,724	1.4
245,300		Other Securities	7,624,255	2.2
			45,895,038	13.0
	Financials: 13.7%
170,120		Citigroup, Inc.	4,674,898	1.3
370,900		Fifth Third Bancorp.	4,484,181	1.3
250,898		JPMorgan Chase & Co.	7,770,311	2.2
114,400		Prudential Financial, Inc.	5,793,216	1.6
80,400		Travelers Cos., Inc.	4,522,500	1.3
200,400		US Bancorp.	5,194,368	1.5
303,390		Wells Fargo & Co.	7,845,665	2.2
183,334		XL Group PLC	3,780,347	1.1
180,561		Other Securities	4,237,598	1.2
			48,303,084	13.7
	Health Care: 9.4%
105,300		Cardinal Health, Inc.	4,471,038	1.3
104,100	@	Express Scripts, Inc.	4,752,165	1.3
437,600		Pfizer, Inc.	8,782,632	2.5
487,125		Other Securities	15,046,179	4.3
			33,052,014	9.4
	Industrials: 11.8%
58,300		Boeing Co.	4,004,627	1.1
64,600		Cooper Industries PLC	3,587,238	1.0

Shares			Value	Percentage of Net Assets
68,800		Dover Corp.	$3,781,936	1.1
69,300		General Dynamics Corp.	4,577,958	1.3
133,600		Trinity Industries, Inc.	3,818,288	1.1
39,163		Union Pacific Corp.	4,049,846	1.1
136,400		Waste Connections, Inc.	4,469,828	1.3
291,400		Other Securities	13,317,548	3.8
			41,607,269	11.8
	Information Technology: 21.2%
159,600	@	Adobe Systems, Inc.	4,376,232	1.2
83,500	@	Ansys, Inc.	5,174,495	1.5
42,348	@	Apple, Inc.	16,185,406	4.6
20,700	@	Google, Inc. - Class A	12,407,373	3.5
439,100		Intel Corp.	10,937,981	3.1
189,300		Jabil Circuit, Inc.	3,837,111	1.1
232,000		Oracle Corp.	7,273,200	2.0
191,869		Qualcomm, Inc.	10,514,421	3.0
241,900		Seagate Technology	4,136,490	1.2
			74,842,709	21.2
	Materials: 4.1%
101,500		EI Du Pont de Nemours & Co.	4,843,580	1.4
66,400		Monsanto Co.	4,877,080	1.4
128,000		Other Securities	4,731,039	1.3
			14,451,699	4.1
	Telecommunications: 4.6%
242,000		AT&T, Inc.	7,013,160	2.0
146,800		CenturyTel, Inc.	5,507,936	1.5
95,400	@	SBA Communications Corp.	3,900,906	1.1
			16,422,002	4.6
	Utilities: 2.5%
113,900		Exelon Corp.	5,046,909	1.4
247,300		NV Energy, Inc.	3,793,582	1.1
			8,840,491	2.5
		Total Common Stock ( Cost $300,666,666 )	344,284,405	97.5
SHORT-TERM INVESTMENTS: 2.4%
	Mutual Funds: 2.4%
8,424,700		BlackRock Liquidity Funds, TempFund, Institutional Class ( Cost $8,424,700 )	8,424,700	2.4
		Total Short-Term Investments ( Cost $8,424,700 )	8,424,700	2.4
		Total Investments in Securities ( Cost $309,091,366 )	$352,709,105	99.9
		Assets in Excess of Other Liabilities	350,756	0.1
		Net Assets	$353,059,861	100.0

See Accompanying Notes to Financial Statements
29

  SUMMARY PORTFOLIO OF INVESTMENTS
ING CORE EQUITY RESEARCH FUND   AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2011.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

ADR  American Depositary Receipt

  Cost for federal income tax purposes is $313,104,821.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$58,792,641
Gross Unrealized Depreciation	(19,188,357)
Net Unrealized appreciation	$39,604,284

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 11/30/11
Asset Table
Investments, at value
Common Stock*	$344,284,405	$—	$—	$344,284,405
Short-Term Investments	8,424,700	—	—	8,424,700
Total Investments, at value	$352,709,105	$—	$—	$352,709,105

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the period ended November 30, 2011.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund's assets and liabilities during the period ended November 30, 2011:

	Beginning Balance 05/31/11	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 11/30/11
Asset Table
Investments, at value
Short-Term Investments	$185,853	$—	$(185,853)	$—	$(46,463)	$46,463	$—	$—	$—
Total Investments, at value	$185,853	$—	$(185,853)	$—	$(46,463)	$46,463	$—	$—	$—

As of November 30, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a chagne in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

The effect of derivative instruments on the Fund's Statement of Operations for the year ended November 30, 2011 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$160,198
Total	$160,198

See Accompanying Notes to Financial Statements
30

  SUMMARY PORTFOLIO OF INVESTMENTS
ING CORPORATE LEADERS 100 FUND   AS OF NOVEMBER 30, 2011 (UNAUDITED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.1%
	Consumer Discretionary: 10.6%
2,650		Home Depot, Inc.	$103,933	1.0
4,490		Lowe's Cos., Inc.	107,805	1.1
1,020		McDonald's Corp.	97,430	1.0
5,610		News Corp. - Class A	97,838	1.0
1,030		Nike, Inc.	99,066	1.0
2,926		Time Warner, Inc.	101,883	1.0
2,930		Walt Disney Co.	105,041	1.0
15,250		Other Securities	357,417	3.5
			1,070,413	10.6
	Consumer Staples: 12.0%
3,390		Altria Group, Inc.	97,259	1.0
2,620		CVS Caremark Corp.	101,761	1.0
1,394		Philip Morris International, Inc.	106,279	1.0
1,720		Wal-Mart Stores, Inc.	101,308	1.0
17,790		Other Securities	807,499	8.0
			1,214,106	12.0
	Energy: 11.6%
1,090		Apache Corp.	108,390	1.1
1,840		Baker Hughes, Inc.	100,482	1.0
1,380		ConocoPhillips	98,422	1.0
1,550		Devon Energy Corp.	101,463	1.0
1,210		ExxonMobil Corp.	97,332	1.0
2,760		Halliburton Co.	101,568	1.0
1,690		National Oilwell Varco, Inc.	121,173	1.2
1,190		Occidental Petroleum Corp.	117,691	1.2
1,460		Schlumberger Ltd.	109,982	1.1
3,580		Williams Cos., Inc.	115,562	1.1
930		Other Securities	95,623	0.9
			1,167,688	11.6
	Financials: 12.7%
2,340		Capital One Financial Corp.	104,505	1.0
54,292		Other Securities	1,180,206	11.7
			1,284,711	12.7
	Health Care: 9.2%
2,717		Merck & Co., Inc.	97,133	1.0
4,971		Pfizer, Inc.	99,768	1.0
16,010		Other Securities	733,435	7.2
			930,336	9.2
	Industrials: 14.1%
1,200		3M Co.	97,248	1.0
1,430		Boeing Co.	98,227	1.0
1,190		Caterpillar, Inc.	116,477	1.1
2,040		Emerson Electric Co.	106,590	1.0
1,270		FedEx Corp.	105,511	1.0
1,540		General Dynamics Corp.	101,732	1.0
1,980		Honeywell International, Inc.	107,217	1.1

Shares			Value	Percentage of Net Assets
1,400		Norfolk Southern Corp.	$105,756	1.0
2,180		Raytheon Co.	99,343	1.0
1,060		Union Pacific Corp.	109,615	1.1
1,380		United Parcel Service, Inc. - Class B	99,015	1.0
8,080		Other Securities	278,527	2.8
			1,425,258	14.1
	Information Technology: 14.7%
260	@	Apple, Inc.	99,372	1.0
5,640		Cisco Systems, Inc.	105,130	1.0
180	@	Google, Inc. - Class A	107,890	1.1
3,760		Hewlett-Packard Co.	105,092	1.0
4,020		Intel Corp.	100,138	1.0
270		Mastercard, Inc.	101,128	1.0
1,780		Qualcomm, Inc.	97,544	1.0
3,290		Texas Instruments, Inc.	99,029	1.0
1,030		Visa, Inc.	99,879	1.0
12,170		Xerox Corp.	99,186	1.0
17,260		Other Securities	468,778	4.6
			1,483,166	14.7
	Materials: 5.1%
3,760		Dow Chemical Co.	104,190	1.1
2,170		EI Du Pont de Nemours & Co.	103,552	1.0
2,850		Freeport-McMoRan Copper & Gold, Inc.	112,860	1.1
1,410		Monsanto Co.	103,564	1.0
8,890		Other Securities	89,078	0.9
			513,244	5.1
	Telecommunications: 2.5%
34,040		Other Securities	257,536	2.5
	Utilities: 3.6%
7,790		Other Securities	367,983	3.6
		Total Common Stock ( Cost $6,834,453 )	9,714,441	96.1
EXCHANGE-TRADED FUNDS: 2.8%
2,300		SPDR Trust Series 1	287,753	2.8
		Total Exchange- Traded Funds ( Cost $263,775 )	287,753	2.8
		Total Investments in Securities ( Cost $7,098,228 )	$10,002,194	98.9
		Assets in Excess of Other Liabilities	108,131	1.1
		Net Assets	$10,110,325	100.0

See Accompanying Notes to Financial Statements
31

  SUMMARY PORTFOLIO OF INVESTMENTS
ING CORPORATE LEADERS 100 FUND   AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2011.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

  Cost for federal income tax purposes is $7,612,235.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$2,970,999
Gross Unrealized Depreciation	(581,040)
Net Unrealized appreciation	$2,389,959

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 11/30/11
Asset Table
Investments, at value
Common Stock*	$9,714,441	$—	$—	$9,714,441
Exchange-Traded Funds	287,753	—	—	287,753
Total Investments, at value	$10,002,194	$—	$—	$10,002,194

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the period ended November 30, 2011.

See Accompanying Notes to Financial Statements
32

  SUMMARY PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND   AS OF NOVEMBER 30, 2011 (UNAUDITED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.2%
	Consumer Discretionary: 13.9%
115,925	@	Ascena Retail Group, Inc.	$3,190,256	0.9
81,673	@	Life Time Fitness, Inc.	3,326,541	1.0
134,000	@	Sally Beauty Holdings, Inc.	2,693,400	0.8
80,250		Wolverine World Wide, Inc.	2,956,410	0.8
2,605,303		Other Securities (a)	36,022,329	10.4
			48,188,936	13.9
	Consumer Staples: 1.3%
162,198		Other Securities	4,493,245	1.3
	Energy: 6.3%
86,700	@	Bill Barrett Corp.	3,381,300	1.0
124,550	@	Carrizo Oil & Gas, Inc.	3,544,693	1.0
50,500	@	Dril-Quip, Inc.	3,592,065	1.0
225,900	@	McMoRan Exploration Co.	3,609,882	1.0
61,719	@	Unit Corp.	3,124,216	0.9
314,752		Other Securities (a)	4,715,044	1.4
			21,967,200	6.3
	Financials: 19.2%
118,739		Delphi Financial Group	3,265,322	0.9
59,610		IBERIABANK Corp.	2,969,770	0.9
153,984		LaSalle Hotel Properties	3,604,765	1.0
115,257		Primerica, Inc.	2,646,301	0.8
72,709		Prosperity Bancshares, Inc.	2,907,633	0.8
157,400		Starwood Property Trust, Inc.	2,808,016	0.8
407,200		Susquehanna Bancshares, Inc.	3,225,024	0.9
63,520	@	SVB Financial Group	2,987,981	0.9
2,144,990		Other Securities (a)	42,461,348	12.2
			66,876,160	19.2
	Health Care: 11.2%
78,400	@	Centene Corp.	3,034,864	0.9
47,050	@	Haemonetics Corp.	2,786,772	0.8
175,850	@	Healthsouth Corp.	3,038,688	0.9
112,300	@	PSS World Medical, Inc.	2,737,874	0.8
1,203,696		Other Securities (a)	27,345,241	7.8
			38,943,439	11.2
	Industrials: 18.2%
137,526		Actuant Corp.	3,152,096	0.9
79,700		Acuity Brands, Inc.	4,004,925	1.2
81,139	@	Atlas Air Worldwide Holdings, Inc.	3,428,123	1.0
131,842		Barnes Group, Inc.	3,284,184	0.9
101,730		Brady Corp.	3,045,796	0.9

Shares			Value	Percentage of Net Assets
52,154	@	Clean Harbors, Inc.	$3,127,675	0.9
218,500		Heartland Express, Inc.	3,004,375	0.9
102,228	@	HUB Group, Inc.	3,044,350	0.9
56,860		Regal-Beloit Corp.	2,994,248	0.9
61,200	@	Teledyne Technologies, Inc.	3,468,816	1.0
58,448		Toro Co.	3,300,558	0.9
46,225		Watsco, Inc.	2,935,287	0.8
102,439		Watts Water Technologies, Inc.	3,913,170	1.1
68,200		Woodward Governor Co.	2,887,588	0.8
995,068		Other Securities	17,649,513	5.1
			63,240,704	18.2
	Information Technology: 16.7%
99,600		Adtran, Inc.	3,289,788	0.9
53,259	@	Ansys, Inc.	3,300,460	1.0
62,300	@	Concur Technologies, Inc.	2,942,429	0.8
98,872		MKS Instruments, Inc.	2,655,702	0.8
165,200	@	Parametric Technology Corp.	3,441,116	1.0
135,800	@	SuccessFactors, Inc.	3,476,480	1.0
1,949,831		Other Securities (a)	38,852,643	11.2
			57,958,618	16.7
	Materials: 5.7%
92,101		Buckeye Technologies, Inc.	2,853,289	0.8
147,400		HB Fuller Co.	3,399,044	1.0
52,700		Minerals Technologies, Inc.	3,056,600	0.9
403,900	@	Thompson Creek Metals Co., Inc.	2,823,261	0.8
177,200		Worthington Industries	3,116,948	0.9
335,600		Other Securities	4,707,957	1.3
			19,957,099	5.7
	Telecommunications: 1.3%
286,914		Other Securities	4,713,563	1.3
	Utilities: 3.4%
102,160		Cleco Corp.	3,692,063	1.1
84,000		El Paso Electric Co.	2,899,680	0.8
105,538		Portland General Electric Co.	2,643,727	0.8
60,360		Other Securities	2,474,156	0.7
			11,709,626	3.4
		Total Common Stock ( Cost $344,111,694 )	338,048,590	97.2

See Accompanying Notes to Financial Statements
33

  SUMMARY PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND   AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 1.2%
56,700		iShares Russell 2000 Index Fund	$4,179,357	1.2
		Total Exchange- Traded Funds ( Cost $4,538,963 )	4,179,357	1.2
		Total Long-Term Investments ( Cost $348,650,657 )	342,227,947	98.4
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.3%
	Securities Lending Collateralcc(1): 1.8%
1,537,340		Barclays Bank PLC, Repurchase Agreement dated 11/30/11, 0.14%, due 12/01/11 (Principal Amount $1,537,340, collateralized by various U.S. Government Agency Obligations, 3.000%-4.500%, Market Value plus accrued interest $1,568,087, due 08/01/26- 01/01/41)	1,537,340	0.5
1,537,340		BNP Paribas Bank, Repurchase Agreement dated 11/30/11, 0.15%, due 12/01/11 (Principal Amount $1,537,340, collateralized by various U.S. Government Agency Obligations, 3.500%-6.500%, Market Value plus accrued interest $1,568,087, due 05/01/18- 01/01/48)	1,537,340	0.4

Principal Amount†		Value	Percentage of Net Assets
1,537,340	Cantor Fitzgerald, Repurchase Agreement dated 11/30/11, 0.15%, due 12/01/11 (Principal Amount $1,537,340, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.819%, Market Value plus accrued interest $1,568,087, due 12/22/11- 08/01/45)	$1,537,340	0.4
1,171,197	Merrill Lynch & Co., Inc., Repurchase Agreement dated 11/30/11, 0.10%, due 12/01/11 (Principal Amount $1,171,197, collateralized by various U.S. Government Agency Obligations, 0.500%-4.500%, Market Value plus accrued interest $1,194,632, due 10/30/12- 03/11/16)	1,171,197	0.3
689,794	Mizuho Securities USA Inc., Repurchase Agreement dated 11/30/11, 0.17%, due 12/01/11 (Principal Amount $689,794, collateralized by various U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $703,590, due 11/01/22- 02/25/44)	689,794	0.2
		6,473,011	1.8

See Accompanying Notes to Financial Statements
34

  SUMMARY PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND   AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
	Mutual Funds: 0.5%
1,649,000		BlackRock Liquidity Funds, TempFund, Institutional Class ( Cost $1,649,000 )	$1,649,000	0.5
		Total Short-Term Investments ( Cost $8,122,011 )	8,122,011	2.3
		Total Investments in Securities ( Cost $356,772,668 )	$350,349,958	100.7
		Liabilities in Excess of Other Assets	(2,558,768)	(0.7)
		Net Assets	$347,791,190	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2011.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains loaned securities.

  Cost for federal income tax purposes is $357,026,016.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$24,911,799
Gross Unrealized Depreciation	(31,587,857)
Net Unrealized depreciation	$(6,676,058)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 11/30/11
Asset Table
Investments, at value
Common Stock*	$338,048,590	$—	$—	$338,048,590
Exchange-Traded Funds	4,179,357	—	—	4,179,357
Short-Term Investments	1,649,000	6,473,011	—	8,122,011
Total Investments, at value	$343,876,947	$6,473,011	$—	$350,349,958

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the period ended November 30, 2011.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund's assets and liabilities during the period ended November 30, 2011:

	Beginning Balance 05/31/11	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 11/30/11
Asset Table
Investments, at value
Short-Term Investments	$84,165	$—	$(84,165)	$—	$(21,041)	$21,041	$—	$—	$—
Total Investments, at value	$84,165	$—	$(84,165)	$—	$(21,041)	$21,041	$—	$—	$—

As of November 30, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a chagne in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements
35

Investment Adviser

ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel

Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

  SAR-ADEALL  (1111-011912)

Item 2.  Code of Ethics.

Not required for semi-annual filing.

Item 3.  Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.  Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.  Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.  Schedule of Investments.

For the Portfolios that have a complete Schedule of investments, the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ING INDEX PLUS LARGECAP FUND	PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2011 (UNAUDITED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.9%
		Consumer Discretionary: 10.1%
15,100		Abercrombie & Fitch Co.	$723,441	0.3
6,700	@	Amazon.com, Inc.	1,288,343	0.5
4,700	@	Apollo Group, Inc. - Class A	227,856	0.1
17,600	@,L	Autonation, Inc.	635,536	0.2
2,800	@	Autozone, Inc.	919,464	0.3
2,100	@	Bed Bath & Beyond, Inc.	127,071	0.1
1,000		Best Buy Co., Inc.	27,090	0.0
2,600	@	Big Lots, Inc.	104,286	0.0
1,200		Cablevision Systems Corp.	18,000	0.0
1,300	@	Carmax, Inc.	37,388	0.0
13,400		Carnival Corp.	444,880	0.2
44,200		CBS Corp. - Class B	1,150,968	0.4
700	@	Chipotle Mexican Grill, Inc.	225,092	0.1
8,800		Coach, Inc.	550,792	0.2
52,152		Comcast Corp. – Class A	1,182,286	0.4
2,600		Darden Restaurants, Inc.	124,046	0.0
14,400		DeVry, Inc.	496,944	0.2
8,180	@	DIRECTV	386,260	0.1
14,600	@	Discovery Communications, Inc. - Class A	612,908	0.2
7,700		D.R. Horton, Inc.	91,707	0.0
1,100		Expedia, Inc.	30,596	0.0
5,271		Family Dollar Stores, Inc.	313,203	0.1
18,400	@	Ford Motor Co.	195,040	0.1
1,200	@,L	GameStop Corp.	27,744	0.0
1,600		Gannett Co., Inc.	17,376	0.0
6,780		Gap, Inc.	126,718	0.0
2,400		Genuine Parts Co.	140,400	0.1
5,200		H&R Block, Inc.	81,796	0.0
2,500		Harman International Industries, Inc.	103,250	0.0
2,700		Hasbro, Inc.	96,687	0.0
22,800		Home Depot, Inc.	894,216	0.3
6,100		International Game Technology	104,066	0.0
2,600		Interpublic Group of Cos., Inc.	24,388	0.0
1,200		JC Penney Co., Inc.	38,448	0.0
1,800		Kohl’s Corp.	96,840	0.0
3,700		Leggett & Platt, Inc.	82,806	0.0
4,100		L Lennar Corp.	75,481	0.0
32,700		Lowe’s Cos., Inc.	785,127	0.3
3,600		Limited Brands, Inc.	152,388	0.1
6,479		Macy’s, Inc.	209,466	0.1
5,900		Marriott International, Inc.	180,658	0.1
48,600		Mattel, Inc.	1,400,166	0.5
28,000		McDonald’s Corp.	2,674,560	1.0
2,100		McGraw-Hill Cos., Inc.	89,670	0.0
900	@	NetFlix, Inc.	58,077	0.0
22,500		Newell Rubbermaid, Inc.	344,250	0.1
8,500		News Corp. - Class A	148,240	0.1
8,000		Nike, Inc.	769,440	0.3
300		Nordstrom, Inc.	13,584	0.0
600		Omnicom Group	25,902	0.0
6,300	@	O’Reilly Automotive, Inc.	486,612	0.2
1,000	@	Priceline.com, Inc.	$485,890	0.2

9,700	@,L	Pulte Homes, Inc.	59,267	0.0
1,500		Ralph Lauren Corp.	212,790	0.1
5,700		Ross Stores, Inc.	507,813	0.2
15,100		Scripps Networks Interactive - Class A	601,282	0.2
300	@,L	Sears Holding Corp.	18,099	0.0
4,100		Staples, Inc.	59,081	0.0
15,336		Starbucks Corp.	666,809	0.2
3,900		Starwood Hotels & Resorts Worldwide, Inc.	185,952	0.1
4,069		Target Corp.	214,436	0.1
5,500		Tiffany & Co.	368,720	0.1
24,900		Time Warner Cable, Inc.	1,505,952	0.5
3,900		Time Warner, Inc.	135,798	0.1
2,400		TJX Cos., Inc.	148,080	0.1
800	@	Urban Outfitters, Inc.	21,584	0.0
7,711		VF Corp.	1,069,439	0.4
2,068		Viacom - Class B	92,564	0.0
8,600		Walt Disney Co.	308,310	0.1
600		Washington Post	215,346	0.1
2,600		Whirlpool Corp.	127,556	0.1
6,700		Wyndham Worldwide Corp.	237,515	0.1
6,108		Wynn Resorts Ltd.	736,380	0.3
19,100		Yum! Brands, Inc.	1,070,364	0.4
			28,210,580	10.1

		Consumer Staples: 12.6%
65,100		Altria Group, Inc.	1,867,719	0.7
40,302		Archer-Daniels-Midland Co.	1,213,896	0.4
7,800		Avon Products, Inc.	132,600	0.1
14,100		Beam, Inc.	740,532	0.3
9,481		Brown-Forman Corp.	756,679	0.3
4,416		Campbell Soup Co.	143,962	0.1
1,800		Clorox Co.	116,928	0.0
47,887		Coca-Cola Co.	3,219,443	1.2
18,515		Coca-Cola Enterprises, Inc.	483,612	0.2
6,000		Colgate-Palmolive Co.	549,000	0.2
9,100		ConAgra Foods, Inc.	229,866	0.1
15,900	@	Constellation Brands, Inc.	309,573	0.1
7,600		Costco Wholesale Corp.	648,280	0.2
24,300		CVS Caremark Corp.	943,812	0.3
3,419		Dr Pepper Snapple Group, Inc.	124,896	0.0
300		Estee Lauder Cos., Inc.	35,394	0.0
9,954		General Mills, Inc.	397,662	0.1
9,516		Hershey Co.	548,883	0.2
7,800		HJ Heinz Co.	410,670	0.1
42,700		Hormel Foods Corp.	1,285,697	0.5
2,700		JM Smucker Co.	205,146	0.1
16,500		Kellogg Co.	811,140	0.3
9,019		Kimberly-Clark Corp.	644,588	0.2
28,800		Kraft Foods, Inc.	1,041,120	0.4
56,200		Kroger Co.	1,302,716	0.5
3,495		Lorillard, Inc.	390,112	0.1
26,200		McCormick & Co., Inc.	1,275,940	0.5
3,265		Mead Johnson Nutrition Co.	246,050	0.1
32,500		Molson Coors Brewing Co.	1,319,175	0.5
28,100		PepsiCo, Inc.	1,798,400	0.6

See Accompanying Notes to Financial Statements

1

ING INDEX PLUS LARGECAP FUND	PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Consumer Staples: (continued)
34,376		Philip Morris International, Inc.	$2,620,826	0.9
35,310		Procter & Gamble Co.	2,279,967	0.8
19,094		Reynolds American, Inc.	799,275	0.3
46,600		Safeway, Inc.	932,000	0.3
10,200		Sara Lee Corp.	193,392	0.1
23,300		Sysco Corp.	664,982	0.2
47,900		Tyson Foods, Inc.	964,706	0.3
30,400		Walgreen Co.	1,025,088	0.4
39,736		Wal-Mart Stores, Inc.	2,340,450	0.8
3,500		Whole Foods Market, Inc.	238,350	0.1
			35,252,527	12 .6

		Energy: 12.6%
2,600	@	Alpha Natural Resources, Inc.	62,400	0.0
7,700		Anadarko Petroleum Corp.	625,779	0.2
6,400		Apache Corp.	636,416	0.2
10,900		Baker Hughes, Inc.	595,249	0.2
1,300		Cabot Oil & Gas Corp.	115,167	0.0
5,100	@	Cameron International Corp.	275,349	0.1
12,100		Chesapeake Energy Corp.	306,614	0.1
42,927		Chevron Corp.	4,413,754	1.6
27,400		ConocoPhillips	1,954,168	0.7
2,200		Consol Energy, Inc.	91,608	0.0
48,100	@	Denbury Resources, Inc.	812,890	0.3
25,700		Devon Energy Corp.	1,682,322	0.6
21,300		Diamond Offshore Drilling	1,281,195	0.5
9,309		El Paso Corp.	232,818	0.1
1,800		EOG Resources, Inc.	186,732	0.1
900		EQT Corp.	55,809	0.0
101,701		ExxonMobil Corp.	8,180,828	2.9
5,000	@	FMC Technologies, Inc.	261,800	0.1
22,900		Halliburton Co.	842,720	0.3
11,000		Helmerich & Payne, Inc.	626,560	0.2
11,900		Hess Corp.	716,618	0.3
46,200		Marathon Oil Corp.	1,291,752	0.5
7,350		Marathon Petroleum Corp.	245,417	0.1
1,900		Murphy Oil Corp.	106,248	0.0
20,200	@	Nabors Industries Ltd.	362,388	0.1
8,503		National Oilwell Varco, Inc.	609,665	0.2
4,800	@	Newfield Exploration Co.	219,840	0.1
5,500		Noble Corp.	189,915	0.1
2,082		Noble Energy, Inc.	204,848	0.1
9,700		Occidental Petroleum Corp.	959,330	0.3
8,600		Peabody Energy Corp.	337,378	0.1
1,600		Pioneer Natural Resources Co.	151,264	0.0
1,800		QEP Resources, Inc.	58,770	0.0
2,200		Range Resources Corp.	157,762	0.1
8,400	@	Rowan Cos., Inc.	284,844	0.1
36,229		Schlumberger Ltd.	2,729,131	1.0
8,500	@	Southwestern Energy Co.	323,425	0.1
5,400		Spectra Energy Corp.	158,868	0.1
28,300		Sunoco, Inc.	1,098,323	0.4

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Energy: (continued)
22,100	@	Tesoro Corp.	$527,969	0.2
50,400		Valero Energy Corp.	1,122,408	0.4
5,100		Williams Cos., Inc.	164,628	0.1
			35,260,969	12 .6

		Financials: 13.9%
6,200		ACE Ltd.	431,086	0.2
11,722		Aflac, Inc.	509,204	0.2
10,200		Allstate Corp.	273,258	0.1
14,600		American Express Co.	701,384	0.3
7,700	@	American International Group, Inc.	179,487	0.1
14,000		Ameriprise Financial, Inc.	642,740	0.2
11,200		AON Corp.	514,864	0.2
18,600		Apartment Investment & Management Co.	405,108	0.1
29,800		Assurant, Inc.	1,169,352	0.4
629		AvalonBay Communities, Inc.	78,531	0.0
336,743		Bank of America Corp.	1,831,882	0.7
16,900		Bank of New York Mellon Corp.	328,874	0.1
20,100		BB&T Corp.	465,717	0.2
47,200	@	Berkshire Hathaway, Inc.	3,717,472	1.3
1,500		Blackrock, Inc.	258,060	0.1
858		Boston Properties, Inc.	81,836	0.0
9,800		Capital One Financial Corp.	437,668	0.2
4,400	@	CBRE Group, Inc.	73,964	0.0
15,900		Charles Schwab Corp.	190,164	0.1
6,200		Chubb Corp.	418,128	0.2
2,800		Cincinnati Financial Corp.	83,020	0.0
51,740		Citigroup, Inc.	1,421,815	0.5
920		CME Group, Inc.	229,338	0.1
2,597		Comerica, Inc.	65,496	0.0
48,500		Discover Financial Services	1,155,270	0.4
4,461	@	E*Trade Financial Corp.	40,952	0.0
1,700		Equity Residential	93,823	0.0
5,911		Fifth Third Bancorp.	71,464	0.0
6,200		Franklin Resources, Inc.	625,084	0.2
15,700	@	Genworth Financial, Inc.	103,463	0.0
8,379		Goldman Sachs Group, Inc.	803,211	0.3
20,700		Hartford Financial Services Group, Inc.	367,632	0.1
22,607		HCP, Inc.	873,760	0.3
10,700		Health Care Real Estate Investment Trust, Inc.	536,819	0.2
1,900		Host Hotels & Resorts, Inc.	26,885	0.0
3,500		Hudson City Bancorp., Inc.	19,565	0.0
15,100		Huntington Bancshares, Inc.	79,275	0.0
8,000	@	IntercontinentalExchange, Inc.	973,760	0.4
3,809	@	Invesco Ltd.	77,132	0.0
75,053		JPMorgan Chase & Co.	2,324,391	0.8
134,500		Keycorp	980,505	0.4
6,400		Kimco Realty Corp.	100,928	0.0

See Accompanying Notes to Financial Statements

2

ING INDEX PLUS LARGECAP FUND	PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials: (continued)
14,100		Legg Mason, Inc.	$374,073	0.1
8,500		Leucadia National Corp.	199,070	0.1
27,600		Lincoln National Corp.	556,968	0.2
3,700		Loews Corp.	142,191	0.1
7,900		M&T Bank Corp.	576,542	0.2
19,400		Marsh & McLennan Cos., Inc.	585,686	0.2
16,400		Metlife, Inc.	516,272	0.2
15,600		Moody’s Corp.	541,476	0.2
18,100		Morgan Stanley	267,699	0.1
1,400	@	Nasdaq Stock Market, Inc.	36,750	0.0
4,700		Northern Trust Corp.	176,861	0.1
4,500		NYSE Euronext	128,520	0.1
47,500		People’s United Financial, Inc.	591,375	0.2
1,412		Plum Creek Timber Co., Inc.	52,018	0.0
7,700		PNC Financial Services Group, Inc.	417,417	0.2
3,400		Principal Financial Group, Inc.	82,042	0.0
9,000		Progressive Corp.	169,740	0.1
32,257		ProLogis, Inc.	897,390	0.3
16,800		Prudential Financial, Inc.	850,752	0.3
2,050		Public Storage, Inc.	270,395	0.1
139,100		Regions Financial Corp.	571,701	0.2
1,692		Simon Property Group, Inc.	210,383	0.1
33,800		SLM Corp.	435,344	0.2
6,918		State Street Corp.	274,299	0.1
40,200		SunTrust Bank	728,826	0.3
9,700		T. Rowe Price Group, Inc.	550,572	0.2
14,250		Torchmark Corp.	606,907	0.2
8,899		Travelers Cos., Inc.	500,569	0.2
14,372		UnumProvident Corp.	323,514	0.1
10,562		US Bancorp.	273,767	0.1
1,700		Ventas, Inc.	89,692	0.0
7,048		Vornado Realty Trust	524,724	0.2
75,604		Wells Fargo & Co.	1,955,119	0.7
2,800		Weyerhaeuser Co.	47,012	0.0
5,700		XL Group PLC	117,534	0.0
23,000		Zions Bancorp.	370,070	0.1
			38,775,637	13.9

		Health Care: 9.3%
20,858		Abbott Laboratories	1,137,804	0.4
16,565		Aetna, Inc.	692,748	0.3
1,600	@	Agilent Technologies, Inc.	60,000	0.0
2,200		Allergan, Inc.	184,184	0.1
13,826		AmerisourceBergen Corp.	513,636	0.2
31,872		Amgen, Inc.	1,845,708	0.7
4,540		Baxter International, Inc.	234,536	0.1
9,800		Becton Dickinson & Co.	723,044	0.3
2,400	@	Biogen Idec, Inc.	275,880	0.1
88,500	@	Boston Scientific Corp.	522,150	0.2
18,700		Bristol-Myers Squibb Co.	611,864	0.2
2,100		Cardinal Health, Inc.	89,166	0.0
6,500	@	Celgene Corp.	410,020	0.1
500	@	Cerner Corp.	30,490	0.0
12,900		Cigna Corp.	570,567	0.2

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care: (continued)
700	@	Coventry Health Care, Inc.	$22,358	0.0
800		CR Bard, Inc.	69,752	0.0
13,800	@	DaVita, Inc.	1,051,284	0.4
36,300		Eli Lilly & Co.	1,373,955	0.5
1,300	@	Express Scripts, Inc.	59,345	0.0
4,600	@	Forest Laboratories, Inc.	137,816	0.1
38,500	@	Gilead Sciences, Inc.	1,534,225	0.6
10,850		Humana, Inc.	962,178	0.3
40,499		Johnson & Johnson	2,621,095	0.9
1,500	@	Laboratory Corp. of America Holdings	128,580	0.0
3,500	@	Life Technologies Corp.	135,555	0.1
12,668		McKesson Corp.	1,030,035	0.4
10,983	@	Medco Health Solutions, Inc.	622,407	0.2
50,258		Merck & Co., Inc.	1,796,723	0.6
38,800	@	Mylan Laboratories	757,764	0.3
1,000		Patterson Cos., Inc.	30,170	0.0
37,200		PerkinElmer, Inc.	703,824	0.3
107,938		Pfizer, Inc.	2,166,316	0.8
2,600		St. Jude Medical, Inc.	99,944	0.0
2,800	@	Tenet Healthcare Corp.	13,020	0.0
1,042	@	Thermo Fisher Scientific, Inc.	49,235	0.0
19,505		UnitedHealth Group, Inc.	951,259	0.3
1,300	@	Varian Medical Systems, Inc.	80,899	0.0
14,100	@	Watson Pharmaceuticals, Inc.	911,142	0.3
7,000		WellPoint, Inc.	493,850	0.2
5,200	@	Zimmer Holdings, Inc.	262,860	0.1
			25,967,388	9.3

		Industrials: 11.0%
5,600		3M Co.	453,824	0.2
16,928		Avery Dennison Corp.	443,683	0.2
23,600		Boeing Co.	1,621,084	0.6
12,100		Caterpillar, Inc.	1,184,348	0.4
7,800		CH Robinson Worldwide, Inc.	534,378	0.2
48,380		CSX Corp.	1,050,330	0.4
4,800		Cummins, Inc.	462,384	0.2
10,081		Danaher Corp.	487,719	0.2
7,200		Deere & Co.	570,600	0.2
8,780		Dover Corp.	482,637	0.2
11,900		Eaton Corp.	534,429	0.2
14,706		Emerson Electric Co.	768,388	0.3
10,048		Equifax, Inc.	373,283	0.1
1,800		Expeditors International Washington, Inc.	78,318	0.0
1,000	L	Fastenal Co.	41,650	0.0
8,300		FedEx Corp.	689,564	0.2
1,400		Flowserve Corp.	143,878	0.0
15,500		Fluor Corp.	849,710	0.3
16,100		General Dynamics Corp.	1,063,566	0.4
132,974		General Electric Co.	2,115,616	0.7
3,100		Goodrich Corp.	378,231	0.1
16,500		Honeywell International, Inc.	893,475	0.3
8,662		Illinois Tool Works, Inc.	393,601	0.1

See Accompanying Notes to Financial Statements

3

ING INDEX PLUS LARGECAP FUND	PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: (continued)
5,400		Ingersoll-Rand PLC	$178,848	0.1
10,400	@	Jacobs Engineering Group, Inc.	432,016	0.1
1,900		Joy Global, Inc.	173,432	0.1
5,100		L-3 Communications Holdings, Inc.	338,130	0.1
17,671		Lockheed Martin Corp.	1,380,989	0.5
9,400		Masco Corp.	90,052	0.0
6,769		Norfolk Southern Corp.	511,330	0.2
22,400		Northrop Grumman Corp.	1,278,368	0.4
6,400		Paccar, Inc.	259,648	0.1
1,840		Pall Corp.	100,262	0.0
13,000		Parker Hannifin Corp.	1,076,140	0.4
4,900		Pitney Bowes, Inc.	91,287	0.0
6,300		Precision Castparts Corp.	1,037,925	0.4
5,600	@	Quanta Services, Inc.	115,304	0.0
20,850		Raytheon Co.	950,134	0.3
2,600		Rockwell Automation, Inc.	195,078	0.1
2,969		Rockwell Collins, Inc.	162,998	0.1
3,100		Roper Industries, Inc.	264,089	0.1
48,400		RR Donnelley & Sons Co.	726,968	0.3
800		Ryder System, Inc.	41,824	0.0
10,300		Snap-On, Inc.	528,390	0.2
13,400		Southwest Airlines Co.	112,292	0.0
4,100		Stanley Black & Decker, Inc.	268,263	0.1
6,138	@	Stericycle, Inc.	497,301	0.2
9,752		Textron, Inc.	189,481	0.1
11,100		Tyco International Ltd.	532,356	0.2
12,700		Union Pacific Corp.	1,313,307	0.5
1,700		United Parcel Service, Inc. - Class B	121,975	0.0
16,743		United Technologies Corp.	1,282,514	0.5
4,100		WW Grainger, Inc.	766,290	0.3
7,800		Xylem, Inc.	186,420	0.1
			30,818,107	11.0

		Information Technology: 17.4%
7,300		Accenture PLC	422,889	0.2
12,800	@	Adobe Systems, Inc.	350,976	0.1
5,400	@	Advanced Micro Devices, Inc.	30,726	0.0
6,300	@	Akamai Technologies, Inc.	182,133	0.1
18,300		Altera Corp.	689,361	0.2
500		Amphenol Corp.	22,665	0.0
15,700		Analog Devices, Inc.	547,302	0.2
21,966	@	Apple, Inc.	8,395,405	3.0
2,712		Applied Materials, Inc.	29,235	0.0
5,300	@	Autodesk, Inc.	180,571	0.1
4,900		Automatic Data Processing, Inc.	250,341	0.1
36,700	@	BMC Software, Inc.	1,308,722	0.5
24,200		Broadcom Corp.	734,349	0.3
8,758		CA, Inc.	185,670	0.1
26,280		Cisco Systems, Inc.	489,859	0.2
2,900	@	Citrix Systems, Inc.	207,031	0.1
3,600	@	Cognizant Technology Solutions Corp.	242,460	0.1
8,800		Computer Sciences Corp.	214,984	0.1

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Information Technology: (continued)
17,800		Corning, Inc.	$236,206	0.1
69,500	@	Dell, Inc.	1,095,320	0.4
23,375	@	eBay, Inc.	691,666	0.2
2,600	@	Electronic Arts, Inc.	60,294	0.0
13,220	@	EMC Corp.	304,192	0.1
200	@	F5 Networks, Inc.	22,606	0.0
5,406		Fidelity National Information Services, Inc.	130,231	0.0
257	@,L	First Solar, Inc.	12,300	0.0
2,406	@	Fiserv, Inc.	138,730	0.0
300		Flir Systems, Inc.	8,058	0.0
5,410	@	Google, Inc. - Class A	3,242,700	1.2
20,384		Hewlett-Packard Co.	569,733	0.2
25,169		International Business Machines Corp.	4,731,772	1.7
51,456		Intel Corp.	1,281,769	0.5
3,800		Intuit, Inc.	202,312	0.1
2,100		Jabil Circuit, Inc.	42,567	0.0
9,600	@	Juniper Networks, Inc.	218,016	0.1
7,200		Lexmark International, Inc.	240,912	0.1
26,700		Linear Technology Corp.	817,821	0.3
62,800	@	LSI Logic Corp.	352,936	0.1
3,633		Mastercard, Inc.	1,360,740	0.5
1,700	@	MEMC Electronic Materials, Inc.	7,089	0.0
2,200		Microchip Technology, Inc.	76,802	0.0
20,800	@	Micron Technology, Inc.	124,592	0.0
239,474		Microsoft Corp.	6,125,745	2.2
7,400	@	Motorola Mobility Holdings, Inc.	288,600	0.1
2,485		Motorola Solutions, Inc.	115,975	0.0
1,165	@	NetApp, Inc.	42,907	0.0
400	@	Novellus Systems, Inc.	13,848	0.0
8,900	@	Nvidia Corp.	139,107	0.0
93,463		Oracle Corp.	2,930,065	1.0
5,300		Paychex, Inc.	154,283	0.1
14,001		Qualcomm, Inc.	767,255	0.3
4,092	@	Red Hat, Inc.	204,927	0.1
59,300	@	SAIC, Inc.	714,565	0.3
1,200	@	Salesforce.com, Inc.	142,104	0.1
8,600	@	Sandisk Corp.	424,066	0.2
42,300	@	Symantec Corp.	691,605	0.2
3,200	@	TE Connectivity Ltd.	101,472	0.0
3,518	@	Teradata Corp.	190,781	0.1
6,300	@	Teradyne, Inc.	84,798	0.0
2,700		Texas Instruments, Inc.	81,270	0.0
44,900		Total System Services, Inc.	899,796	0.3
3,900		VeriSign, Inc.	130,962	0.0
14,800		Visa, Inc.	1,435,156	0.5
35,700	@	Western Digital Corp.	1,037,799	0.4
50,900		Western Union Co.	887,696	0.3
30,500		Xerox Corp.	248,575	0.1
2,900		Xilinx, Inc.	94,859	0.0
22,400	@	Yahoo!, Inc.	351,904	0.1
			48,754,163	17.4

See Accompanying Notes to Financial Statements

4

ING INDEX PLUS LARGECAP FUND	PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Materials: 2.7%
1,400		Air Products & Chemicals, Inc.	$117,250	0.0
4,900		Airgas, Inc.	377,055	0.1
12,700		Alcoa, Inc.	127,254	0.1
2,300		Allegheny Technologies, Inc.	115,506	0.0
5,213		CF Industries Holdings, Inc.	728,778	0.3
7,000		Cliffs Natural Resources, Inc.	474,670	0.2
8,553		Dow Chemical Co.	237,004	0.1
18,000		Eastman Chemical Co.	713,160	0.3
9,900		EI Du Pont de Nemours & Co.	472,428	0.2
912		FMC Corp.	76,535	0.0
24,600		Freeport-McMoRan Copper & Gold, Inc.	974,160	0.4
15,520		International Flavors & Fragrances, Inc.	842,115	0.3
5,245		Monsanto Co.	385,245	0.1
1,400		Mosaic Co/The	73,864	0.0
5,575		Newmont Mining Corp.	384,006	0.1
3,700		Nucor Corp.	145,891	0.1
897		Praxair, Inc.	91,494	0.0
36,800		Sealed Air Corp.	648,416	0.2
5,700		Sigma-Aldrich Corp.	369,417	0.1
4,100	L	United States Steel Corp.	111,930	0.0
4,100		Vulcan Materials Co.	133,004	0.1
			7,599,182	2.7

		Telecommunications: 3.9%
6,700		American Tower Corp.	395,300	0.1
149,683		AT&T, Inc.	4,337,813	1.5
18,703		CenturyTel, Inc.	701,737	0.3
70,342		Frontier Communications Corp.	402,356	0.1
29,800	@	MetroPCS Communications, Inc.	249,724	0.1
52,500	@	Sprint Nextel Corp.	141,750	0.1
118,294		Verizon Communications, Inc.	4,463,233	1.6
20,936		Windstream Corp.	246,207	0.1
			10,938,120	3.9

		Utilities: 5.4%
29,500	@	AES Corp.	356,360	0.1
22,000		Ameren Corp.	743,820	0.3
13,100		American Electric Power Co., Inc.	519,808	0.2
43,400		CenterPoint Energy, Inc.	863,660	0.3
61,900		CMS Energy Corp.	1,294,948	0.5
5,700		Consolidated Edison, Inc.	338,694	0.1
4,600		Constellation Energy Group, Inc.	184,736	0.1
12,000		Dominion Resources, Inc.	619,440	0.2
5,491		DTE Energy Co.	289,101	0.1
27,000		Duke Energy Corp.	562,950	0.2
6,800		Edison International	267,308	0.1
10,000		Entergy Corp.	703,600	0.3
13,400		Exelon Corp.	593,754	0.2
22,200		FirstEnergy Corp.	987,234	0.4

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities: (continued)
2,200	Integrys Energy Group, Inc.	$113,278	0.0
8,400	NextEra Energy, Inc.	465,696	0.2
127	Nicor, Inc.	7,127	0.0
4,500	NiSource, Inc.	103,095	0.0
14,000	Northeast Utilities	484,540	0.2
17,903	@ NRG Energy, Inc.	352,331	0.1
1,700	Oneok, Inc.	141,372	0.1
25,600	Pepco Holdings, Inc.	506,368	0.2
30,800	Pacific Gas & Electric Co.	1,196,272	0.4
2,700	Pinnacle West Capital Corp.	128,007	0.0
11,800	PPL Corp.	354,236	0.1
6,000	Progress Energy, Inc.	326,280	0.1
11,300	Public Service Enterprise Group, Inc.	372,222	0.1
1,235	SCANA Corp.	53,871	0.0
15,079	Sempra Energy	802,052	0.3
17,200	Southern Co.	755,252	0.3
5,500	TECO Energy, Inc.	103,290	0.0
4,496	Wisconsin Energy Corp.	149,178	0.1
10,600	Xcel Energy, Inc.	278,674	0.1
		15,018,554	5.4

	Total Common Stock
	(Cost $237,173,664)	276,595,227	98.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.4%
		Securities Lending Collateralcc(1) : 0.3%
960,832	Merrill Lynch & Co., Inc., Repurchase Agreement dated 11/30/11, 0.14%, due 12/01/11 (Principal Amount $960,832, collateralized by various U.S. Government Agency Obligations, 3.000%- 6.500%, Market Value plus accrued interest $980,049, due 04/01/14- 12/01/41) (Cost $960,832)	960,832	0.3

Shares		Value	Percentage of Net Assets
		Mutual Funds: 1.1%
3,080,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $3,080,000)	3,080,000	1.1

	Total Short-Term Investments (Cost $4,040,832)	4,040,832	1.4

See Accompanying Notes to Financial Statements

5

ING INDEX PLUS LARGECAP FUND	PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Total Investments in Securities (Cost $241,214,496)	$280,636,059	100.3
Liabilities in Excess of Other Assets	(710,788)	(0.3)

Net Assets	$279,925,271	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at November 30, 2011.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $248,655,295.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$46,498,154
Gross Unrealized Depreciation	(14,517,390)

Net Unrealized appreciation	$31,980,764

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of November 30, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value

Asset Derivatives
Equity contracts	Net Assets- Unrealized appreciation*	$267,786

Total Asset Derivatives		$267,768

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended November 30, 2011 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments

Equity contracts	$ (135,879)
Total	$ (135,879)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments

Equity contracts	$ 196,979
Total	$ 196,979

See Accompanying Notes to Financial Statements

6

ING INDEX PLUS MIDCAP FUND	PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2011 (UNAUDITED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.5%
		Consumer Discretionary: 14.3%
10,400	@	99 Cents Only Stores $	227,240	0.2
8,300		Aaron’s, Inc.	218,124	0.2
5,051		Advance Auto Parts, Inc.	349,630	0.3
2,300	@	AMC Networks, Inc.	82,800	0.1
8,420		American Eagle Outfitters	117,122	0.1
4,300		American Greetings Corp.	73,057	0.1
2,200	@	ANN, Inc.	51,612	0.0
15,295	@	Ascena Retail Group, Inc.	420,918	0.4
5,153	@	Bally Technologies, Inc.	197,566	0.2
3,200		Bob Evans Farms, Inc.	107,136	0.1
9,424	@	BorgWarner, Inc.	621,230	0.5
12,616		Brinker International, Inc.	303,793	0.3
14,939	@	Career Education Corp.	105,469	0.1
2,400	@	Cheesecake Factory	68,064	0.0
6,874		Chico’s FAS, Inc.	71,490	0.0
22,600	@	Collective Brands, Inc.	315,270	0.3
5,800	@	Deckers Outdoor Corp.	631,881	0.5
11,000	@	Dick’s Sporting Goods, Inc.	432,410	0.4
15,584	@	Dollar Tree, Inc.	1,269,940	1.1
4,300	@	DreamWorks Animation SKG, Inc.	79,851	0.1
26,400		Foot Locker, Inc.	622,776	0.5
7,972	@	Fossil, Inc.	714,212	0.6
9,084		Gentex Corp.	267,796	0.2
1,939		Guess ?, Inc.	54,525	0.0
18,400	@	Hanesbrands, Inc.	453,192	0.4
3,000		International Speedway Corp.	73,800	0.1
6,138	@,L	ITT Educational Services, Inc.	337,345	0.3
9,889	X	J. Crew Escrow	–	–
5,004		John Wiley & Sons, Inc.	240,692	0.2
3,335	@	Lamar Advertising Co.	81,007	0.1
2,600	@	Life Time Fitness, Inc.	105,898	0.1
21,700	@	LKQ Corp.	662,501	0.6
3,100		Matthews International Corp.	102,827	0.1
2,400		MDC Holdings, Inc.	42,840	0.0
2,800		Meredith Corp.	81,200	0.1
3,174	@	Mohawk Industries, Inc.	173,173	0.1
490	@	NVR, Inc.	328,227	0.3
86,400	@	Office Depot, Inc.	194,400	0.2
1,800	@	Panera Bread Co.	258,084	0.2
16,173		Petsmart, Inc.	780,347	0.7
10,900		Polaris Industries, Inc.	655,090	0.6
4,247		PVH Corp.	288,329	0.2
4,200		RadioShack Corp.	48,216	0.0
12,400		Rent-A-Center, Inc.	445,780	0.4
21,775	@,L	Saks, Inc.	207,298	0.2
2,700		Scholastic Corp.	73,089	0.1
6,100	@	Scientific Games Corp.	52,460	0.0
25,082		Service Corp. International	257,091	0.2
13,873		Sotheby’s	435,751	0.4

5,500	@	Toll Brothers, Inc.	$111,705	0.1
10,800		Tractor Supply Co.	780,084	0.7
9,481		Tupperware Corp.	552,363	0.5
1,500	@	Under Armour, Inc.	121,995	0.1
5,800	@	Valassis Communications, Inc.	111,418	0.1
8,974	@	Warnaco Group, Inc.	454,892	0.4
70,195		Wendy’s Company	348,167	0.3
6,518		Williams-Sonoma, Inc.	246,185	0.2
3,184	@	WMS Industries, Inc.	66,769	0.0
			16,576,127	14.3

		Consumer Staples: 3.7%
10,402		Church & Dwight Co., Inc.	460,289	0.4
4,000		Corn Products International, Inc.	207,960	0.2
8,933	@	Energizer Holdings, Inc.	645,677	0.6
4,250		Flowers Foods, Inc.	84,022	0.1
14,506	@,L	Green Mountain Coffee Roasters, Inc.	760,550	0.7
5,526	@	Hansen Natural Corp.	509,497	0.4
2,100		Lancaster Colony Corp.	147,840	0.1
3,046	@	Ralcorp Holdings, Inc.	247,701	0.2
5,200		Ruddick Corp.	207,220	0.2
24,918	@	Smithfield Foods, Inc.	610,242	0.5
2,600	L	Tootsie Roll Industries, Inc.	62,686	0.0
6,700		Universal Corp.	317,446	0.3
			4,261,130	3.7

		Energy: 6.4%
33,324		Arch Coal, Inc.	546,180	0.5
6,518	@	Atwood Oceanics, Inc.	267,238	0.2
2,136	@	Bill Barrett Corp.	83,304	0.1
3,600		CARBO Ceramics, Inc.	512,352	0.4
12,528		Cimarex Energy Co.	840,378	0.7
5,000	@	Dresser-Rand Group, Inc.	260,350	0.2
1,400	@	Dril-Quip, Inc.	99,582	0.1
6,877	@	Forest Oil Corp.	110,307	0.1
23,700	@	Helix Energy Solutions Group, Inc.	420,438	0.4
27,924		HollyFrontier Corp.	649,233	0.6
6,700	@,L	Northern Oil And Gas, Inc.	164,083	0.1
7,286		Oceaneering International, Inc.	346,522	0.3
2,900	@	Oil States International, Inc.	218,225	0.2
3,900	@	Patriot Coal Corp.	40,599	0.0
8,800		Patterson-UTI Energy, Inc.	184,976	0.1
21,526	@	Plains Exploration & Production Co.	765,895	0.7
4,300		SM Energy Co.	341,807	0.3
13,411		Southern Union Co.	552,802	0.5
15,949	@	Superior Energy Services	473,845	0.4
1,968		Tidewater, Inc.	99,187	0.1
8,345	@	Unit Corp.	422,424	0.4
			7,399,727	6.4

		Financials: 18.7%
3,493	@	Affiliated Managers Group, Inc.	330,333	0.3

See Accompanying Notes to Financial Statements

7

ING INDEX PLUS MIDCAP FUND	PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials: (continued)
9,614		Alexandria Real Estate Equities, Inc.	$630,294	0.5
13,800		American Financial Group, Inc.	496,800	0.4
22,200		Apollo Investment Corp.	160,062	0.1
17,300		Arthur J. Gallagher & Co.	535,954	0.5
3,300		Aspen Insurance Holdings Ltd.	87,516	0.1
5,900		Associated Banc-Corp.	61,360	0.1
25,100		Bancorpsouth, Inc.	245,980	0.2
9,700		Bank of Hawaii Corp.	412,735	0.4
3,624		BRE Properties, Inc.	176,344	0.2
3,700		Brown & Brown, Inc.	77,182	0.1
3,633		Camden Property Trust	209,733	0.2
8,280		Cathay General Bancorp.	114,844	0.1
2,500		City National Corp.	106,050	0.1
13,752		Commerce Bancshares, Inc.	511,987	0.4
15,600		Corporate Office Properties Trust SBI MD	325,260	0.3
11,000		Cousins Properties, Inc.	65,450	0.1
2,834		Cullen/Frost Bankers, Inc.	143,315	0.1
9,908		Duke Realty Corp.	114,933	0.1
5,800		East-West Bancorp., Inc.	113,506	0.1
19,923		Eaton Vance Corp.	478,750	0.4
6,300		Equity One, Inc.	105,273	0.1
2,095		Essex Property Trust, Inc.	278,321	0.2
3,670		Everest Re Group Ltd.	321,969	0.3
8,600		Federal Realty Investment Trust	760,498	0.7
34,600		Fidelity National Title Group, Inc.	549,102	0.5
11,200		First American Financial Corp.	129,920	0.1
53,767		First Niagara Financial Group, Inc.	473,150	0.4
3,100		FirstMerit Corp.	45,291	0.0
11,964		Fulton Financial Corp.	111,983	0.1
9,000		Hancock Holding Co.	274,815	0.2
9,780		Hanover Insurance Group, Inc.	352,862	0.3
18,907		HCC Insurance Holdings, Inc.	508,220	0.4
14,103		Highwoods Properties, Inc.	406,730	0.4
1,000		Home Properties, Inc.	54,970	0.1
23,100		Hospitality Properties Trust	508,893	0.4
5,600		International Bancshares Corp.	100,128	0.1
7,686	L	Jefferies Group, Inc.	87,928	0.1
7,720		Jones Lang LaSalle, Inc.	497,322	0.4
5,357		Kemper Corp.	147,585	0.1
18,424		Liberty Property Trust	549,219	0.5
10,218		Macerich Co.	511,922	0.4

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials: (continued)
13,935		Mack-Cali Realty Corp.	$355,064	0.3
3,800		Mercury General Corp.	170,924	0.2
18,471	@	MSCI, Inc. - Class A	623,396	0.5
31,013		New York Community Bancorp., Inc.	373,396	0.3
20,463		Old Republic International Corp.	168,206	0.1
21,300		Omega Healthcare Investors, Inc.	381,909	0.3
11,300		Potlatch Corp.	363,408	0.3
1,100		Prosperity Bancshares, Inc.	43,989	0.0
2,182		Protective Life Corp.	48,419	0.0
17,487		Raymond James Financial, Inc.	521,287	0.5
8,286		Rayonier, Inc.	336,743	0.3
18,900		Realty Income Corp.	639,954	0.6
4,030		Regency Centers Corp.	149,755	0.1
12,242		Reinsurance Group of America, Inc.	630,463	0.5
26,633		SEI Investments Co.	447,434	0.4
27,160		Senior Housing Properties Trust	595,076	0.5
6,000		SL Green Realty Corp.	395,040	0.3
11,273		Stancorp Financial Group, Inc.	397,486	0.3
2,600	@	SVB Financial Group	122,304	0.1
2,800		Taubman Centers, Inc.	174,524	0.2
8,100		TCF Financial Corp.	81,486	0.1
3,245		Transatlantic Holdings, Inc.	177,307	0.2
6,800		Trustmark Corp.	152,048	0.1
16,000		UDR, Inc.	376,000	0.3
29,340		Valley National Bancorp.	346,212	0.3
16,000		Waddell & Reed Financial, Inc.	434,880	0.4
4,100		Washington Federal, Inc.	53,341	0.0
17,700		Webster Financial Corp.	348,690	0.3
3,956		Weingarten Realty Investors	81,850	0.1
7,300		Westamerica Bancorp.	335,143	0.3
6,100		WR Berkley Corp.	208,071	0.2
			21,708,294	18.7

		Health Care: 10.0%
10,300	@	Allscripts Healthcare Solutions, Inc.	200,438	0.2
8,900	@	AMERIGROUP Corp.	508,813	0.4
2,060	@	Bio-Rad Laboratories, Inc.	194,258	0.2
10,200	@	Catalyst Health Solutions, Inc.	530,604	0.5
2,100	@	Charles River Laboratories International, Inc.	59,535	0.0
20,772	@	Community Health Systems, Inc.	412,740	0.3
7,800		Cooper Cos., Inc.	477,828	0.4
2,504	@	Covance, Inc.	114,959	0.1

See Accompanying Notes to Financial Statements

8

ING INDEX PLUS MIDCAP FUND	PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
18,246	@	Endo Pharmaceuticals Holdings, Inc.	$624,560	0.5
1,700	@	Gen-Probe, Inc.	107,083	0.1
45,932	@	Health Management Associates, Inc.	377,561	0.3
4,077	@	Health Net, Inc.	126,958	0.1
6,383	@	Henry Schein, Inc.	410,682	0.3
2,621		Hill-Rom Holdings, Inc.	82,824	0.1
18,008	@	Hologic, Inc.	317,121	0.3
8,594	@,L	Idexx Laboratories, Inc.	646,183	0.6
1,900	@	LifePoint Hospitals, Inc.	74,537	0.1
19,790		Lincare Holdings, Inc.	469,023	0.4
8,800		Masimo Corp.	181,808	0.2
2,021		Medicis Pharmaceutical Corp.	65,986	0.1
7,300	@	Mednax, Inc.	492,020	0.4
3,736	@	Mettler Toledo International, Inc.	597,013	0.5
6,011		Omnicare, Inc.	196,019	0.2
2,600		Owens & Minor, Inc.	80,080	0.1
11,689		Perrigo Co.	1,144,353	1.0
8,104		Pharmaceutical Product Development, Inc.	269,134	0.2
23,726	@	Resmed, Inc.	618,062	0.5
1,910		Steris Corp.	57,434	0.0
3,876		Techne Corp.	261,591	0.2
1,633		Teleflex, Inc.	99,417	0.1
2,853	@	Thoratec Corp.	86,788	0.1
10,442	@	United Therapeutics Corp.	427,182	0.4
5,693		Universal Health Services, Inc.	228,972	0.2
4,800	@	VCA Antech, Inc.	94,368	0.1
14,800	@	Vertex Pharmaceuticals, Inc.	429,052	0.4
8,680	@	WellCare Health Plans, Inc.	507,346	0.4
			11,572,332	10.0

		Industrials: 15.9%
8,800		Acuity Brands, Inc.	442,200	0.4
23,200	@	Aecom Technology Corp.	497,640	0.4
14,700	@	AGCO Corp.	672,525	0.6
6,143	@	Alaska Air Group, Inc.	426,447	0.4
4,400		Alexander & Baldwin, Inc.	166,716	0.1
1,663		Alliant Techsystems, Inc.	97,851	0.1
12,300		Ametek, Inc.	526,932	0.5
6,307	@	BE Aerospace, Inc.	245,658	0.2
11,000		Brink’s Co.	270,820	0.2
2,550		Carlisle Cos., Inc.	113,730	0.1
1,600	@	Clean Harbors, Inc.	95,952	0.1
14,377		Con-way, Inc.	403,850	0.3
2,745	@	Copart, Inc.	123,333	0.1
3,700		Corporate Executive Board Co.	145,003	0.1
20,492	@	Corrections Corp. of America	430,332	0.4
1,672		Crane Co.	80,239	0.1

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
Industrials: (continued)
5,400		Deluxe Corp.	$123,444	0.1
5,366		Donaldson Co., Inc.	366,766	0.3
6,600	@	Esterline Technologies Corp.	355,542	0.3
16,400	@	Fortune Brands Home & Security, Inc.	273,552	0.2
8,676	@	FTI Consulting, Inc.	372,114	0.3
6,400		Gardner Denver, Inc.	548,608	0.5
2,600		GATX Corp.	110,994	0.1
2,200	@	General Cable Corp.	58,300	0.1
10,800		Graco, Inc.	464,292	0.4
3,033		Harsco Corp.	62,601	0.1
6,200		Herman Miller, Inc.	133,858	0.1
4,780		HNI, Corp.	125,236	0.1
9,453		Hubbell, Inc.	618,415	0.5
11,800	@	Huntington Ingalls Industries, Inc.	374,650	0.3
13,700		IDEX Corp.	499,502	0.4
5,202		JB Hunt Transport Services, Inc.	237,835	0.2
11,900	@	JetBlue Airways Corp.	49,028	0.0
8,782	@	Kansas City Southern	597,439	0.5
24,154		KBR, Inc.	698,051	0.6
13,400		Kennametal, Inc.	510,674	0.4
2,900	@	Kirby Corp.	186,412	0.2
5,000	@	Korn/Ferry International	84,150	0.1
1,877		Landstar System, Inc.	86,849	0.1
12,100		Lennox International, Inc.	400,873	0.3
8,900		Lincoln Electric Holdings, Inc.	351,372	0.3
3,596		Manpower, Inc.	131,722	0.1
3,300		Mine Safety Appliances Co.	116,226	0.1
7,900		MSC Industrial Direct Co.	549,287	0.5
11,200		Nordson Corp.	527,072	0.5
20,000	@	Oshkosh Truck Corp.	410,400	0.4
5,147		Pentair, Inc.	195,740	0.2
2,068		Regal-Beloit Corp.	108,901	0.1
6,800		Rollins, Inc.	150,960	0.1
4,093	@	Shaw Group, Inc.	101,588	0.1
2,165		SPX Corp.	137,261	0.1
4,903	@	Terex Corp.	75,653	0.1
2,401	@	Thomas & Betts Corp.	124,876	0.1
13,066		Timken Co.	548,903	0.5
8,000		Towers Watson & Co.	521,280	0.5
3,500		Trinity Industries, Inc.	100,030	0.1
4,100		Triumph Group, Inc.	243,909	0.2
12,400	@	United Rentals, Inc.	348,936	0.3
3,371	@	URS Corp.	121,828	0.1
10,900		UTI Worldwide, Inc.	169,604	0.1
3,800		Valmont Industries, Inc.	323,684	0.3
1,599		Wabtec Corp.	109,132	0.1
18,100		Waste Connections, Inc.	593,137	0.5
1,400		Watsco, Inc.	88,900	0.1
1,900		Werner Enterprises, Inc.	44,536	0.0

See Accompanying Notes to Financial Statements

9

ING INDEX PLUS LARGECAP FUND	PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: (continued)
3,622		Woodward Governor Co.	$153,355	0.1
			18,426,705	15 .9

		Information Technology: 15.1%
3,500	@	ACI Worldwide, Inc.	105,280	0.1
8,600	@	Acxiom Corp.	106,984	0.1
10,162		Adtran, Inc.	335,651	0.3
3,500	@	Advent Software, Inc.	94,500	0.1
7,269	@	Alliance Data Systems Corp.	744,418	0.6
6,247	@	Ansys, Inc.	387,127	0.3
5,100	@	AOL, Inc.	73,134	0.1
6,760	@	Arrow Electronics, Inc.	247,146	0.2
71,123	@	Atmel Corp.	630,861	0.5
23,071	@	Avnet, Inc.	687,285	0.6
12,575		Broadridge Financial Solutions ADR	283,818	0.2
46,068	@	Cadence Design Systems, Inc.	503,984	0.4
6,920	@	Ciena Corp.	83,801	0.1
1,600	@	Concur Technologies, Inc.	75,568	0.1
12,732	@	Convergys Corp.	164,497	0.1
6,000	@	CoreLogic, Inc.	79,680	0.1
7,283	@	Cree, Inc.	181,201	0.2
26,200		Cypress Semiconductor Corp.	499,634	0.4
3,835		Diebold, Inc.	115,702	0.1
1,243		DST Systems, Inc.	59,080	0.0
2,981	@	Equinix, Inc.	298,160	0.3
7,100		Factset Research Systems, Inc.	661,933	0.6
4,100		Fair Isaac Corp.	149,117	0.1
5,500	@	Fairchild Semiconductor International, Inc.	71,225	0.1
15,500	@	Gartner, Inc.	586,365	0.5
3,730		Global Payments, Inc.	164,978	0.1
7,532	@	Informatica Corp.	338,601	0.3
6,062	@	Ingram Micro, Inc.	109,177	0.1
39,400	@	Integrated Device Technology, Inc.	228,520	0.2
2,100	@	International Rectifier Corp.	44,163	0.0
8,100		Intersil Corp.	86,103	0.1
1,900	@	Itron, Inc.	67,317	0.1
3,100		Jack Henry & Associates, Inc.	102,951	0.1
17,100	@	Lam Research Corp.	697,167	0.6
20,350		Lender Processing Services, Inc.	385,836	0.3
2,500		Mantech International Corp.	84,500	0.1
9,900	@	Mentor Graphics Corp.	126,126	0.1
12,230	@	Micros Systems, Inc.	576,889	0.5
9,800		National Instruments Corp.	257,740	0.2
18,600	@	NCR Corp.	325,314	0.3
12,975	@	NeuStar, Inc.	437,776	0.4
22,500	@	Parametric Technology Corp.	468,675	0.4

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Information Technology: (continued)
11,244		Plantronics, Inc.	$387,468	0.3
10,678	@	Polycom, Inc.	180,458	0.2
25,800	@	QLogic Corp.	384,936	0.3
3,843	@	Quest Software, Inc.	69,443	0.1
15,500	@	Rackspace Hosting, Inc.	672,390	0.6
10,824	@	RF Micro Devices, Inc.	67,433	0.1
8,600	@	Riverbed Technolgoy, Inc.	223,600	0.2
7,724	@	Rovi Corp.	214,341	0.2
9,400	@	Semtech Corp.	218,080	0.2
4,100	@,L	Silicon Laboratories, Inc.	177,202	0.1
13,900	@	Skyworks Solutions, Inc.	226,709	0.2
10,700		Solera Holdings, Inc.	506,324	0.4
23,400	@	Synopsys, Inc.	654,498	0.6
1,579	@	Tech Data Corp.	77,734	0.1
10,100	@	TIBCO Software, Inc.	276,740	0.2
8,839	@	Trimble Navigation Ltd.	380,784	0.3
3,200	@	Valueclick, Inc.	49,472	0.0
11,100	@	Verifone Holdings, Inc.	486,735	0.4
35,457	@	Vishay Intertechnology, Inc.	350,670	0.3
5,700	@	Zebra Technologies Corp.	215,802	0.2
			17,548,803	15 .1

		Materials: 6.4%
13,000		Albemarle Corp.	708,890	0.6
7,100		Aptargroup, Inc.	360,609	0.3
4,752		Ashland, Inc.	264,306	0.2
13,100		Cabot Corp.	434,658	0.4
1,400		Carpenter Technology Corp.	75,796	0.1
5,200		Commercial Metals Co.	72,696	0.1
6,400		Compass Minerals International, Inc.	490,560	0.4
5,785		Cytec Industries, Inc.	272,820	0.2
6,900		Domtar Corp.	541,857	0.5
4,200		Greif, Inc. - Class A	195,804	0.2
1,700	@	Intrepid Potash, Inc.	39,372	0.0
2,556		Martin Marietta Materials, Inc.	200,032	0.2
1,900		Minerals Technologies, Inc.	110,200	0.1
2,100		NewMarket Corp.	415,569	0.3
18,700		Olin Corp.	355,300	0.3
4,665		Packaging Corp. of America	121,337	0.1
12,534		Reliance Steel & Aluminum Co.	615,545	0.5
5,500		Rock-Tenn Co.	320,375	0.3
4,406		RPM International, Inc.	103,982	0.1
2,100	L	Scotts Miracle-Gro Co.	92,589	0.1
5,300		Sensient Technologies Corp.	200,181	0.2
8,100		Silgan Holdings, Inc.	315,414	0.3
3,914		Sonoco Products Co.	127,127	0.1
38,189		Steel Dynamics, Inc.	503,331	0.4
11,656		Temple-Inland, Inc.	371,010	0.3

See Accompanying Notes to Financial Statements

10

ING INDEX PLUS MIDCAP FUND	PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Materials: (continued)
3,918		Valspar Corp.	$144,496	0.1
2,800		Worthington Industries	49,252	0.0
			7,503,108	6.4
		Telecommunications: 0.6%
18,200		Telephone & Data Systems, Inc.	491,218	0.4
8,840	@	TW Telecom, Inc.	166,104	0.2
			657,322	0.6
		Utilities: 6.4%
10,975		AGL Resources, Inc.	452,499	0.4
17,300		Alliant Energy Corp.	730,233	0.6
6,100		Aqua America, Inc.	133,590	0.1
14,300		Atmos Energy Corp.	489,203	0.4
4,199		Black Hills Corp.	137,517	0.1
12,200		Cleco Corp.	440,908	0.4
11,900		Energen Corp.	603,568	0.5
6,000		Great Plains Energy, Inc.	126,240	0.1
18,030		Hawaiian Electric Industries	467,157	0.4
1,964		Idacorp, Inc.	80,504	0.1
9,100		MDU Resources Group, Inc.	195,377	0.2
5,266		National Fuel Gas Co.	305,165	0.3
11,100		NSTAR	504,939	0.4
25,304		NV Energy, Inc.	388,163	0.3
14,638		OGE Energy Corp.	775,229	0.7
4,900		PNM Resources, Inc.	93,639	0.1
8,700		Questar Corp.	167,910	0.1
18,812		UGI Corp.	563,608	0.5
8,700		Vectren Corp.	253,170	0.2
5,100		Westar Energy, Inc.	140,862	0.1
10,096		WGL Holdings, Inc.	432,816	0.4
			7,482,297	6.4

	Total Common Stock (Cost $96,790,607)		113,135,845	97.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.1%
	Securities Lending Collateralcc(1) : 1.7%
1,000,000	BNP Paribas Bank, Repurchase Agreement dated 11/30/11, 0.15%, due 12/01/11 (Principal Amount $1,000,000, collateralized by various U.S. Government Agency Obligations, 3.500%-6.500%, Market Value plus accrued interest $1,020,000, due 05/01/18-01/01/48)	1,000,000	0.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
		Securities Lending Collateralcc(1) (continued)
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 11/30/11, 0.15%, due 12/01/11 (Principal Amount $1,000,000, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.819%, Market Value plus accrued interest $1,020,000, due 12/22/11-08/01/45)	$1,000,000	0.8
12,304	Daiwa Capital Markets, Repurchase Agreement dated 11/30/11, 0.12%, due 09/09/49 (Principal Amount $12,304, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-8.125%, Market Value plus accrued interest $12,550, due 12/08/11- 01/01/48)	12,304	0.0
		2,012,304	1.7

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.4%
2,744,800	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $2,744,800)	2,744,800	2.4

	Total Short-Term Investments (Cost $4,757,104)	4,757,104	4.1

	Total Investments in Securities (Cost $101,547,711)	$ 117,892,949	101.6
	Liabilities in Excess of Other Assets	(1,835,513)	(1.6)

	Net Assets	$ 116,057,436	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at November 30, 2011.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

See Accompanying Notes to Financial Statements

11

ING INDEX PLUS MIDCAP FUND	PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2011 (UNAUDITED)(CONTINUED)

Cost for federal income tax purposes is $103,404,008.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$20,099,338
Gross Unrealized Depreciation	(5,610,397)

Net Unrealized appreciation	$14,488,941

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of November 30, 2011 was as follows:

Location on Statement
Derivatives not accounted for as hedging instruments	of Assets and Liabilities	Fair Value

Asset Derivatives

Equity contracts	Net Assets- Unrealized appreciation*	$ 150,057

Total Asset Derivatives		$ 150,057

* Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended November 30, 2011 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures

Equity contracts	$(424,316)
Total	$(424,316)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures

Equity contracts	$14,707
Total	$14,707

See Accompanying Notes to Financial Statements

12

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2011 (UNAUDITED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.6%
Consumer Discretionary: 14.5%
4,700	@,L	American Public Education, Inc.	$180,104	0.3
5,316		Arbitron, Inc.	199,935	0.3
1,500	@	Arctic Cat, Inc.	29,820	0.1
2,400	@	Audiovox Corp.	17,376	0.0
2,822		Big 5 Sporting Goods Corp.	25,737	0.0
37	@	Biglari Holdings, Inc.	12,721	0.0
850	@	BJ’s Restaurants, Inc.	40,868	0.1
300	@	Blue Nile, Inc.	11,397	0.0
700		Blyth, Inc.	46,074	0.1
2,200	@,L	Boyd Gaming Corp.	14,740	0.0
10,800		Brown Shoe Co., Inc.	90,612	0.2
3,034		Brunswick Corp.	56,493	0.1
1,386	L	Buckle, Inc.	55,385	0.1
7,950	@	Buffalo Wild Wings, Inc.	512,616	0.9
1,738	@	Cabela’s, Inc.	40,965	0.1
950		Callaway Golf Co.	5,368	0.0
11,908	@	Capella Education Co.	404,872	0.7
2,495	@	Carter’s, Inc.	99,226	0.2
3,002		Cato Corp.	76,821	0.1
5,700		CEC Entertainment, Inc.	191,976	0.3
935	@	Childrens Place Retail Stores, Inc.	50,368	0.1
4,500		Christopher & Banks Corp.	12,870	0.0
1,369	@,L	Coinstar, Inc.	58,443	0.1
7,700	@	Coldwater Creek, Inc.	6,649	0.0
975		Cracker Barrel Old Country Store	46,371	0.1
18,996	@	CROCS, Inc.	294,628	0.5
16,200	@	Digital Generation, Inc.	187,920	0.3
660	@	DineEquity, Inc.	31,073	0.1
2,400		Drew Industries, Inc.	52,080	0.1
750		Ethan Allen Interiors, Inc.	15,225	0.0
4,100	@	EW Scripps Co.	34,850	0.1
1,632		Finish Line	34,403	0.1
497		Fred’s, Inc.	6,690	0.0
2,039	@	Genesco, Inc.	120,403	0.2
1,020		Group 1 Automotive, Inc.	50,092	0.1
1,600		Harte-Hanks, Inc.	14,560	0.0
2,400		Haverty Furniture Cos., Inc.	29,016	0.1
9,683	@	Helen of Troy Ltd.	289,231	0.5
1,327	@	Hibbett Sporting Goods, Inc.	60,392	0.1
7,276		Hillenbrand, Inc.	165,383	0.3
3,400		HOT Topic, Inc.	24,140	0.0
13,576		HSN, Inc.	486,021	0.8
7,655	@	Iconix Brand Group, Inc.	132,125	0.2
5,150	@	Interval Leisure Group, Inc.	72,152	0.1
3,400	@,L	iRobot Corp.	107,950	0.2
1,900	@	Jack in the Box, Inc.	38,950	0.1
386		Jakks Pacific, Inc.	7,369	0.0
1,081	@	JoS. A Bank Clothiers, Inc.	53,272	0.1
2,100	@	Kirkland’s, Inc.	26,187	0.1

3,500	@	K-Swiss, Inc.	$9,940	0.0
1,176	@	La-Z-Boy, Inc.	11,642	0.0
2,800		Lithia Motors, Inc.	62,188	0.1
17,835	@	Live Nation, Inc.	154,094	0.3
4,677	@,L	Liz Claiborne, Inc.	38,679	0.1
20,700	@,L	Lumber Liquidators	350,658	0.6
2,400	@	M/I Homes, Inc.	21,696	0.0
7,900	@	Maidenform Brands, Inc.	145,676	0.3
2,600		Marcus Corp.	31,850	0.1
2,900	@	MarineMax, Inc.	18,473	0.0
3,265		Men’s Wearhouse, Inc.	90,865	0.2
2,060	@	Meritage Homes Corp.	44,949	0.1
1,800	@	Midas, Inc.	15,228	0.0
1,400	@	Monarch Casino & Resort, Inc.	13,426	0.0
2,221		Monro Muffler, Inc.	89,173	0.2
2,200		Movado Group, Inc.	34,606	0.1
3,400	@	Multimedia Games, Inc.	25,160	0.0
19,464		Nutri/System, Inc.	226,561	0.4
2,300	@	O’Charleys, Inc.	14,812	0.0
2,338	@	OfficeMax, Inc.	10,872	0.0
550		Oxford Industries, Inc.	20,861	0.0
730	@	Papa John’s International, Inc.	27,667	0.1
700	@	Peet’s Coffee & Tea, Inc.	40,684	0.1
1,839		PEP Boys-Manny Moe & Jack	20,891	0.0
1,600	@	Perry Ellis International, Inc.	22,880	0.0
150		PetMed Express, Inc.	1,398	0.0
1,273		PF Chang’s China Bistro, Inc.	38,610	0.1
2,196	@	Pinnacle Entertainment, Inc.	23,212	0.0
1,582		Pool Corp.	48,251	0.1
6,547	@	Quiksilver, Inc.	20,230	0.0
900	@	Red Robin Gourmet Burgers, Inc.	23,922	0.0
3,835	@	Ruby Tuesday, Inc.	28,111	0.1
600	@,L	Rue21, Inc.	14,424	0.0
4,400	@	Ruth’s Hospitality Group, Inc.	21,824	0.0
2,300	@	Select Comfort Corp.	42,619	0.1
2,110	@	Shuffle Master, Inc.	23,400	0.0
29,801	@	Skechers USA, Inc.	401,121	0.7
900		Skyline Corp.	5,193	0.0
1,400		Sonic Automotive, Inc.	20,678	0.0
1,750	@	Sonic Corp.	12,355	0.0
4,200		Spartan Motors, Inc.	21,000	0.0
6,510		Stage Stores, Inc.	81,635	0.1
2,500		Standard Motor Products, Inc.	48,825	0.1
3,500		Stein Mart, Inc.	22,995	0.0
4,990	@	Steven Madden Ltd.	177,943	0.3
800		Sturm Ruger & Co., Inc.	25,728	0.0
2,973		Superior Industries International	48,400	0.1
3,033		Texas Roadhouse, Inc.	40,612	0.1
13,726	@	True Religion Apparel, Inc.	483,155	0.8
5,500	@	Tuesday Morning Corp.	17,820	0.0
1,917	@	Universal Electronics, Inc.	31,285	0.1
2,700	@,L	Universal Technical Institute, Inc.	34,506	0.1

See Accompanying Notes to Financial Statements

13

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Consumer Discretionary: (continued)
10,000	@	Vitamin Shoppe, Inc.	$368,100	0.6
950	@	Winnebago Industries	6,118	0.0
6,430		Wolverine World Wide, Inc.	236,881	0.4
3,250	@	Zale Corp.	11,180	0.0
950	@	Zumiez, Inc.	22,354	0.0
			8,569,335	14.5

		Consumer Staples: 4.1%
11,000	@	Alliance One International, Inc.	30,800	0.0
2,855		Andersons, Inc.	126,448	0.2
2,000		B&G Foods, Inc.	44,380	0.1
478	@,L	Boston Beer Co., Inc.	47,757	0.1
1,600		Calavo Growers, Inc.	42,496	0.1
587		Cal-Maine Foods, Inc.	19,876	0.0
1,644		Casey’s General Stores, Inc.	87,757	0.1
5,923	@	Central Garden & Pet Co.	52,596	0.1
19,780	@	Darling International, Inc.	284,239	0.5
12,077		Diamond Foods, Inc.	335,137	0.6
1,612	@	Hain Celestial Group, Inc.	60,192	0.1
2,000		Inter Parfums, Inc.	34,280	0.1
1,839		J&J Snack Foods Corp.	95,407	0.2
3,476		Nash Finch Co.	96,459	0.2
6,400	@	Prestige Brands Holdings, Inc.	63,232	0.1
935	L	Sanderson Farms, Inc.	48,124	0.1
1,200	@	Seneca Foods Corp.	27,264	0.0
1,956		Snyders-Lance, Inc.	41,330	0.1
2,900		Spartan Stores, Inc.	52,287	0.1
10,150	@	TreeHouse Foods, Inc.	669,190	1.1
1,988	@	United Natural Foods, Inc.	76,200	0.1
2,100		WD-40 Co.	86,961	0.1
			2,422,412	4.1

		Energy: 4.3%
2,900	@	Approach Resources, Inc.	90,712	0.2
1,150	@	Basic Energy Services, Inc.	21,666	0.0
5,161		Bristow Group, Inc.	237,716	0.4
550	@	Contango Oil & Gas Co.	34,650	0.1
2,500	@	Georesources, Inc.	71,275	0.1
1,800		Gulf Island Fabrication, Inc.	51,174	0.1
1,800	@	Gulfport Energy Corp.	57,150	0.1
1,350	@,L	Hornbeck Offshore Services, Inc.	45,549	0.1
6,585	@	ION Geophysical Corp.	38,259	0.1
1,214		Lufkin Industries, Inc.	85,077	0.1
3,300	@	Matrix Service Co.	30,888	0.0
2,200	L	Overseas Shipholding Group, Inc.	23,210	0.0
600	@	OYO Geospace Corp.	54,588	0.1
8,698		Penn Virginia Corp.	46,099	0.1
922	@	Petroleum Development Corp.	30,933	0.1

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Energy: (continued)
850	@,L	Petroquest Energy, Inc.	$5,839	0.0
38,419	@	Pioneer Drilling Co.	421,841	0.7
5,894		SEACOR Holdings, Inc.	511,422	0.9
1,894	@	Stone Energy Corp.	53,581	0.1
16,058	@	Swift Energy Co.	471,945	0.8
1,750	@	Tetra Technologies, Inc.	16,065	0.0
2,973		World Fuel Services Corp.	127,453	0.2
			2,527,092	4.3

		Financials: 18.9%
2,228		Acadia Realty Trust	43,624	0.1
2,319	@	Amerisafe, Inc.	54,357	0.1
5,800		Bank Mutual Corp.	19,604	0.0
950		Bank of the Ozarks, Inc.	26,933	0.0
9,245		BioMed Realty Trust, Inc.	164,653	0.3
3,850		Boston Private Financial Holdings, Inc.	29,915	0.1
2,963		Brookline Bancorp., Inc.	23,823	0.0
2,500		Calamos Asset Management, Inc.	29,575	0.1
1,015		Cash America International, Inc.	50,456	0.1
7,000		Cedar Shopping Centers, Inc.	23,380	0.0
1,900		City Holding Co.	61,864	0.1
3,005		Colonial Properties Trust	59,619	0.1
1,543		Columbia Banking System, Inc.	27,774	0.0
2,940		Community Bank System, Inc.	77,675	0.1
11,570		Delphi Financial Group	318,175	0.5
7,534		DiamondRock Hospitality Co.	66,149	0.1
3,500		Dime Community Bancshares	41,440	0.1
10,950		EastGroup Properties, Inc.	466,141	0.8
2,700	@,L	eHealth, Inc.	40,959	0.1
2,300		Employers Holdings, Inc.	39,951	0.1
1,900	@	Encore Capital Group, Inc.	41,420	0.1
7,416		Entertainment Properties Trust	331,495	0.6
3,680		Extra Space Storage, Inc.	88,688	0.2
18,472	@	Ezcorp, Inc.	537,350	0.9
1,200	@	Financial Engines, Inc.	26,364	0.0
2,700	@,L	First BanCorp/Puerto Rico	9,450	0.0
1,089	@	First Cash Financial Services, Inc.	39,531	0.1
7,900		First Commonwealth Financial Corp.	36,735	0.1
19,920		First Financial Bancorp.	316,330	0.5
4,225		First Financial Bankshares, Inc.	139,425	0.2
24,796		First Midwest Bancorp., Inc.	235,562	0.4

See Accompanying Notes to Financial Statements

14

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials: (continued)
15,100		FNB Corp.	$160,966	0.3
1,379	@	Forestar Real Estate Group, Inc.	20,961	0.0
2,149		Franklin Street Properties Corp.	23,446	0.0
9,600		Getty Realty Corp.	153,600	0.3
20,100		Glacier Bancorp., Inc.	241,401	0.4
19,100	@	Hanmi Financial Corp.	16,720	0.0
25,250		Healthcare Realty Trust, Inc.	444,905	0.8
2,850		Home Bancshares, Inc.	70,851	0.1
12,242		Horace Mann Educators Corp.	149,475	0.3
2,731		Independent Bank Corp.	71,388	0.1
1,531		Infinity Property & Casualty Corp.	87,925	0.1
21,500		Inland Real Estate Corp.	159,530	0.3
1,300		Interactive Brokers Group, Inc.	19,331	0.0
2,000	@	Investment Technology Group, Inc.	21,300	0.0
5,366		Kilroy Realty Corp.	193,659	0.3
8,050		Kite Realty Group Trust	33,971	0.1
3,600		LaSalle Hotel Properties	84,276	0.1
5,330		Lexington Realty Trust	40,401	0.1
1,510		LTC Properties, Inc.	43,412	0.1
6,700		Meadowbrook Insurance Group, Inc.	68,340	0.1
24,314		Medical Properties Trust, Inc.	232,442	0.4
6,451		Mid-America Apartment Communities, Inc.	369,771	0.6
4,800	@	Nara Bancorp., Inc.	44,976	0.1
14,530	@	National Financial Partners Corp.	200,514	0.3
3,500		National Penn Bancshares, Inc.	29,155	0.0
3,999	L	National Retail Properties, Inc.	105,814	0.2
1,443	@	Navigators Group, Inc.	67,374	0.1
4,226		NBT Bancorp., Inc.	90,014	0.2
13,600		Northwest Bancshares, Inc.	168,912	0.3
5,200		Old National Bancorp.	58,344	0.1
6,500		Oritani Financial Corp.	84,565	0.1
700		PacWest Bancorp	13,076	0.0
2,800		Parkway Properties, Inc.	28,308	0.0
25,051		Pennsylvania Real Estate Investment Trust	233,726	0.4
2,850	@	Pinnacle Financial Partners, Inc.	42,722	0.1
188	@	Piper Jaffray Cos.	3,892	0.0
3,025	@	Portfolio Recovery Associates, Inc.	209,844	0.4
2,108		Post Properties, Inc.	84,299	0.1
2,700		Presidential Life Corp.	27,594	0.0
3,177		PrivateBancorp, Inc.	30,499	0.1
1,219		ProAssurance Corp.	97,045	0.2
5,000		Prospect Capital Corp.	46,400	0.1
4,850		Provident Financial Services, Inc.	63,486	0.1

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials: (continued)
5,011		PS Business Parks, Inc.	$264,080	0.4
800		RLI Corp.	56,696	0.1
3,500		S&T Bancorp, Inc.	64,610	0.1
1,920		Safety Insurance Group, Inc.	80,333	0.1
1,500		Saul Centers, Inc.	52,365	0.1
2,950		Selective Insurance Group	48,616	0.1
2,159		Simmons First National Corp.	57,213	0.1
948		Sovran Self Storage, Inc.	39,475	0.1
3,900		Sterling Bancorp.	34,047	0.1
2,400		Stewart Information Services Corp.	25,320	0.0
17,872	@	Stifel Financial Corp.	566,542	1.0
5,467		Susquehanna Bancshares, Inc.	43,299	0.1
3,686		SWS Group, Inc.	23,664	0.0
15,958		Tanger Factory Outlet Centers, Inc.	452,409	0.8
1,700	@	Texas Capital Bancshares, Inc.	49,062	0.1
1,050	L	Tompkins Financial Corp.	42,105	0.1
15,867		Tower Group, Inc.	333,048	0.6
11,750		Trustco Bank Corp.	61,922	0.1
7,836		UMB Financial Corp.	279,745	0.5
3,764		Umpqua Holdings Corp.	47,050	0.1
5,468		United Bankshares, Inc.	146,105	0.2
2,440	@,L	United Community Banks, Inc./GA	16,982	0.0
2,600		United Fire & Casualty Co.	50,934	0.1
1,550		Universal Health Realty Income Trust	57,211	0.1
2,960		Urstadt Biddle Properties, Inc.	49,935	0.1
7,600	@	Wilshire Bancorp., Inc.	24,320	0.0
1,384		Wintrust Financial Corp.	38,461	0.1
3,855	@,L	World Acceptance, Corp.	264,530	0.4
			11,177,126	18.9

		Health Care: 13.0%
1,150	@	Abaxism, Inc.	31,821	0.1
3,400	@	Affymetrix, Inc.	15,368	0.0
600	@	Air Methods Corp.	48,432	0.1
9,762	@	Align Technology, Inc.	239,169	0.4
5,100	@	Almost Family, Inc.	76,347	0.1
22,952	@	Amedisys, Inc.	272,440	0.5
5,100	@	AMN Healthcare Services, Inc.	23,409	0.0
934	@	Amsurg Corp.	24,359	0.0
700		Analogic Corp.	39,207	0.1
6,800	@	Arqule, Inc.	38,148	0.1
1,600	@,L	Bio-Reference Labs, Inc.	19,840	0.0
3,700	@	Cambrex Corp.	25,567	0.0
1,700		Cantel Medical Corp.	44,727	0.1
16,546	@	Centene Corp.	640,496	1.1
1,000		Chemed Corp.	53,660	0.1

See Accompanying Notes to Financial Statements

15

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care: (continued)
4,700		Computer Programs & Systems, Inc.	$213,380	0.4
1,150	@	Conmed Corp.	30,234	0.0
800	@	Corvel Corp.	38,168	0.1
3,900	@	Cross Country Healthcare, Inc.	20,163	0.0
3,500	@	CryoLife, Inc.	14,420	0.0
2,767	@	Cubist Pharmaceuticals, Inc.	106,723	0.2
1,150	@	Cyberonics	34,880	0.1
9,100	@	Emergent Biosolutions, Inc.	155,064	0.3
2,100		Ensign Group, Inc.	49,791	0.1
4,200	@	Enzo Biochem, Inc.	10,290	0.0
5,502	@	eResearch Technology, Inc.	25,199	0.0
39,733	@	Gentiva Health Services, Inc.	231,246	0.4
2,500	@	Greatbatch, Inc.	55,300	0.1
2,480	@	Haemonetics Corp.	146,890	0.2
2,000	@	Hanger Orthopedic Group, Inc.	32,000	0.1
15,131	@	Healthspring, Inc.	826,455	1.4
1,600	@	Healthways, Inc.	10,416	0.0
1,300	@	Hi-Tech Pharmacal Co., Inc.	53,976	0.1
3,650	@	HMS Holdings Corp.	110,705	0.2
200	@	ICU Medical, Inc.	8,802	0.0
5,800	@	Integra LifeSciences Holdings Corp.	186,354	0.3
1,109		Invacare Corp.	22,779	0.0
700	@	IPC The Hospitalist Co., Inc.	32,270	0.1
1,000	@	Kensey Nash Corp.	25,400	0.0
–	@	Kindred Healthcare, Inc.	–	–
1,200		Landauer, Inc.	60,876	0.1
9,497	@	LHC Group, Inc.	132,008	0.2
1,225	@	Magellan Health Services, Inc.	62,058	0.1
3,900	@	Medicines Co.	73,749	0.1
1,587		Meridian Bioscience, Inc.	30,359	0.1
5,282	@	Merit Medical Systems, Inc.	73,367	0.1
1,444	@	Molina Healthcare, Inc.	31,551	0.1
1,545	@	MWI Veterinary Supply, Inc.	106,775	0.2
13,196	@	Natus Medical, Inc.	110,451	0.2
2,985	@	Neogen Corp.	105,162	0.2
4,900	@	NuVasive, Inc.	67,620	0.1
4,203	@	Omnicell, Inc.	67,920	0.1
2,400	@	Palomar Medical Technologies, Inc.	19,824	0.0
17,616	@	Par Pharmaceutical Cos., Inc.	570,935	1.0
2,306	@	Parexel International Corp.	46,235	0.1
3,750	@	PharMerica Corp.	58,687	0.1
2,251	@	PSS World Medical, Inc.	54,879	0.1
1,570		Quality Systems, Inc.	55,500	0.1

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care: (continued)
16,200	@	Questcor Pharmaceuticals, Inc.	$728,190	1.2
3,097	@,L	Regeneron Pharmaceuticals, Inc.	184,024	0.3
17,492	@	Salix Pharmaceuticals Ltd.	772,097	1.3
3,642	@,L	Savient Pharmaceuticals, Inc.	9,141	0.0
600	@	SonoSite, Inc.	24,840	0.0
1,800	@	SurModics, Inc.	22,320	0.0
4,600	@	Symmetry Medical, Inc.	36,018	0.1
3,010	@	Viropharma, Inc.	72,270	0.1
1,687		West Pharmaceutical Services, Inc.	65,000	0.1
901	@	Zoll Medical Corp.	41,473	0.1
			7,717,224	13.0

		Industrials: 15.3%
2,400		AAON, Inc.	52,584	0.1
16,733		AAR Corp.	305,545	0.5
1,670		ABM Industries, Inc.	36,289	0.1
2,195		Actuant Corp.	50,309	0.1
16,550	@	Aegion Corp.	250,898	0.4
613	@	Aerovironment, Inc.	18,703	0.0
1,350		Albany International Corp.	32,751	0.1
834	@	Allegiant Travel Co.	43,435	0.1
2,887		American Science & Engineering, Inc.	211,357	0.4
1,300		AO Smith Corp.	51,038	0.1
3,541		Apogee Enterprises, Inc.	37,535	0.1
8,617		Applied Industrial Technologies, Inc.	297,545	0.5
1,071		Arkansas Best Corp.	20,478	0.0
627	@	Astec Industries, Inc.	20,973	0.0
3,800		AZZ, Inc.	160,930	0.3
2,800		Badger Meter, Inc.	86,996	0.1
1,440		Barnes Group, Inc.	35,870	0.1
2,007		Belden CDT, Inc.	66,311	0.1
7,599		Brady Corp.	227,514	0.4
2,349		Briggs & Stratton Corp.	35,399	0.1
1,100		Cascade Corp.	47,861	0.1
1,600		CDI Corp.	20,880	0.0
10,096	@	Ceradyne, Inc.	300,255	0.5
1,100		CIRCOR International, Inc.	35,750	0.1
2,183		Clarcor, Inc.	105,701	0.2
4,800		Comfort Systems USA, Inc.	50,064	0.1
1,831	@	Consolidated Graphics, Inc.	93,289	0.2
4,762		Cubic Corp.	202,052	0.3
15,162		Curtiss-Wright Corp.	499,588	0.8
3,850	@	Dolan Media Co.	35,150	0.1
1,186	@	Dycom Industries, Inc.	23,779	0.0
4,441		EMCOR Group, Inc.	113,823	0.2
2,400		Encore Wire Corp.	62,208	0.1
700	@	EnPro Industries, Inc.	23,429	0.0
6,900		ESCO Technologies, Inc.	186,990	0.3

See Accompanying Notes to Financial Statements

16

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: (continued)
1,689	@	Exponent, Inc.	$80,025	0.1
7,900		Federal Signal Corp.	29,151	0.1
1,259		Forward Air Corp.	40,414	0.1
2,400		G&K Services, Inc.	71,760	0.1
1,500	@	Gencorp, Inc.	8,160	0.0
19,455	@	Geo Group, Inc.	344,353	0.6
3,800	@	Gibraltar Industries, Inc.	51,490	0.1
939		Griffon Corp.	8,808	0.0
3,188		Healthcare Services Group	57,575	0.1
2,466		Heartland Express, Inc.	33,908	0.1
2,250		Heidrick & Struggles International, Inc.	47,925	0.1
6,929	@	HUB Group, Inc.	206,346	0.4
21,574	@	II-VI, Inc.	422,203	0.7
841		Insperity, Inc.	20,848	0.0
2,515		Interface, Inc.	28,922	0.0
3,629		John Bean Technologies Corp.	59,733	0.1
3,296		Kaman Corp.	102,275	0.2
13,916		Kaydon Corp.	439,467	0.7
3,600		Kelly Services, Inc.	52,128	0.1
1,659		Knight Transportation, Inc.	24,819	0.0
500		Lawson Products	7,880	0.0
387		Lindsay Manufacturing Co.	21,862	0.0
2,200	@	Lydall, Inc.	19,800	0.0
2,150	@	Mobile Mini, Inc.	38,764	0.1
8,567	@	Moog, Inc.	358,272	0.6
1,362		Mueller Industries, Inc.	51,947	0.1
172		National Presto Industries, Inc.	16,249	0.0
10,700	@	Navigant Consulting, Inc.	120,589	0.2
2,500	@	NCI Building Systems, Inc.	23,300	0.0
2,428	@	Old Dominion Freight Line	94,231	0.2
4,700	@	On Assignment, Inc.	48,974	0.1
17,345	@	Orbital Sciences Corp.	257,573	0.4
11,200	@	Orion Marine Group, Inc.	67,312	0.1
1,100	@	Powell Industries, Inc.	33,352	0.1
1,669		Quanex Building Products Corp.	25,169	0.0
5,700		Resources Connection, Inc.	60,990	0.1
1,880		Robbins & Myers, Inc.	100,016	0.2
2,083	@	School Specialty, Inc.	8,707	0.0
1,633		Simpson Manufacturing Co., Inc.	54,052	0.1
6,574		Skywest, Inc.	79,743	0.1
1,500		Standard Register Co.	3,570	0.0
1,600		Standex International Corp.	51,088	0.1
14,371	@	SYKES Enterprises, Inc.	234,104	0.4
2,440	@	Teledyne Technologies, Inc.	138,299	0.2
800		Tennant Co.	33,584	0.1
21,015	@	Tetra Tech, Inc.	470,526	0.8

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: (continued)
6,233		Toro Co.	$351,978	0.6
2,655	@	TrueBlue, Inc.	34,170	0.1
788		Unifirst Corp.	45,570	0.1
2,536		United Stationers, Inc.	85,057	0.1
858		Universal Forest Products, Inc.	23,912	0.0
2,550		Viad Corp.	47,303	0.1
2,500		Vicor Corp.	20,050	0.0
1,100		Watts Water Technologies, Inc.	42,020	0.1
			9,043,602	15.3

		Information Technology: 19.0%
14,375	@	Advanced Energy Industries, Inc.	143,463	0.2
1,900	@	Agilysys, Inc.	15,447	0.0
1,267	@	Anixter International, Inc.	77,806	0.1
5,558	@	Arris Group, Inc.	59,749	0.1
2,000	@	ATMI, Inc.	41,400	0.1
3,700	@	Avid Technology, Inc.	29,452	0.0
1,300		Bel Fuse, Inc.	23,764	0.0
2,790	@	Benchmark Electronics, Inc.	38,530	0.1
2,253		Black Box Corp.	64,278	0.1
2,200		Blackbaud, Inc.	64,702	0.1
24,856	@	Blue Coat Systems, Inc.	447,408	0.8
4,500	@	Bottomline Technologies, Inc.	101,250	0.2
2,571	@	Brightpoint, Inc.	25,684	0.0
2,727		Brooks Automation, Inc.	26,016	0.0
794	@	Cabot Microelectronics Corp.	33,007	0.1
1,516	@	CACI International, Inc.	85,472	0.1
5,500	@	Cardtronics, Inc.	149,490	0.3
2,950	@	Ceva, Inc.	84,989	0.1
4,457	@	Checkpoint Systems, Inc.	53,841	0.1
9,100	@	Ciber, Inc.	37,674	0.1
2,600	@	Cirrus Logic, Inc.	42,354	0.1
1,861		Cognex Corp.	66,382	0.1
3,050		Cohu, Inc.	30,866	0.1
1,584	@	Commvault Systems, Inc.	78,614	0.1
4,000	@	comScore, Inc.	79,480	0.1
4,353		Comtech Telecommunications	131,852	0.2
13,969	@	CSG Systems International	211,910	0.4
4,360		CTS Corp.	37,104	0.1
1,150	@	Cymer, Inc.	51,428	0.1
4,648		Daktronics, Inc.	43,691	0.1
1,486	@	DealerTrack Holdings, Inc.	38,487	0.1
3,200	@	Digi International, Inc.	35,168	0.1
1,900	@	Diodes, Inc.	38,950	0.1
3,000	@	DSP Group, Inc.	17,640	0.0
805	@	DTS, Inc.	23,176	0.0
1,300	L	Ebix, Inc.	27,950	0.0
3,050	@	Electro Scientific Industries, Inc.	40,168	0.1

See Accompanying Notes to Financial Statements

17

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Information Technology: (continued)
10,900	@	Entropic Communications, Inc.	$54,282	0.1
4,000		EPIQ Systems, Inc.	54,000	0.1
5,650	@	Exar Corp.	35,595	0.1
2,100	@	Faro Technologies, Inc.	101,745	0.2
2,000	@	FEI Co.	80,720	0.1
1,850		Forrester Research, Inc.	59,884	0.1
61,000	@,L	GT Advanced Technologies, Inc.	470,920	0.8
44,184	@	Harmonic, Inc.	237,268	0.4
1,501		Heartland Payment Systems, Inc.	33,848	0.1
1,050	@	Hittite Microwave Corp.	57,130	0.1
3,800	@,L	iGate Corp.	58,976	0.1
4,800	@	Infospace, Inc.	46,272	0.1
2,169	@	Insight Enterprises, Inc.	31,754	0.1
1,800	@	Interactive Intelligence Group	40,140	0.1
17,446	@	Intermec, Inc.	128,054	0.2
2,900	@	Intevac, Inc.	21,721	0.0
10,089		j2 Global Communications, Inc.	273,513	0.5
9,906	@	JDA Software Group, Inc.	312,237	0.5
8,500	@	Kopin Corp.	29,920	0.0
2,700	@	Kulicke & Soffa Industries, Inc.	24,570	0.0
2,500	@	Liquidity Services, Inc.	85,150	0.1
750		Littelfuse, Inc.	35,055	0.1
6,000	@	LivePerson, Inc.	75,480	0.1
700	@	LogMeIn, Inc.	30,107	0.0
1,014	@	Manhattan Associates, Inc.	45,772	0.1
9,598		MAXIMUS, Inc.	399,277	0.7
1,900	@	Measurement Specialties, Inc.	54,207	0.1
3,850	@	Mercury Computer Systems, Inc.	53,092	0.1
4,668		Methode Electronics, Inc.	41,452	0.1
2,211		Micrel, Inc.	22,994	0.0
15,807	@	Microsemi Corp.	280,732	0.5
300	@	MicroStrategy, Inc.	36,939	0.1
2,277		MKS Instruments, Inc.	61,160	0.1
11,800	@	Monolithic Power Systems, Inc.	142,072	0.2
4,500	@	Monotype Imaging Holdings, Inc.	66,735	0.1
2,000		MTS Systems Corp.	80,360	0.1
700	@	Nanometrics, Inc.	11,529	0.0
1,000	@	NCI, Inc.	12,100	0.0
1,744	@	Netgear, Inc.	66,255	0.1
16,597	@	Netscout Systems, Inc.	293,269	0.5
3,800	@	Network Equipment Technologies, Inc.	6,650	0.0
4,765	@	Newport Corp.	62,088	0.1
2,450	@	Oplink Communications, Inc.	40,449	0.1
750	@	OSI Systems, Inc.	35,857	0.1
2,601		Park Electrochemical Corp.	71,371	0.1

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Information Technology: (continued)
2,300		PC-Tel, Inc.	$16,077	0.0
3,900	@	Perficient, Inc.	33,540	0.1
3,100	@	Pericom Semiconductor Corp.	24,149	0.0
1,262	@	Plexus Corp.	34,263	0.1
1,050		Power Integrations, Inc.	36,908	0.1
24,725	@	Progress Software Corp.	503,648	0.9
5,250		Pulse Electronics Corp.	15,907	0.0
2,936	@	Radisys Corp.	12,742	0.0
800	@	RightNow Technologies, Inc.	34,336	0.1
1,700	@	Rofin-Sinar Technologies, Inc.	40,902	0.1
600	@	Rogers Corp.	23,820	0.0
17,000	@	Rubicon Technology, Inc.	161,330	0.3
4,000	@	Rudolph Technologies, Inc.	31,440	0.1
1,000	@	Scansource, Inc.	35,110	0.1
12,041	@	Sigma Designs, Inc.	83,926	0.1
950	@	Sourcefire, Inc.	31,464	0.1
1,515	@	Stamps.com, Inc.	41,466	0.1
5,400	@	Standard Microsystems Corp.	135,162	0.2
2,700	@	Stratasys, Inc.	82,944	0.1
3,300	@	Super Micro Computer, Inc.	44,847	0.1
1,600	@	Supertex, Inc.	29,616	0.0
5,400	@	Symmetricom, Inc.	27,810	0.0
1,069	@	Synaptics, Inc.	34,700	0.1
3,400	@	Synchronoss Technologies, Inc.	101,626	0.2
993	@	SYNNEX Corp.	29,145	0.0
4,508	@	Take-Two Interactive Software, Inc.	62,887	0.1
1,868	@	Taleo Corp.	60,505	0.1
37,189	@	Tekelec	409,823	0.7
7,297	@	TeleTech Holdings, Inc.	128,500	0.2
20,975	@	Tessera Technologies, Inc.	363,916	0.6
24,685	@	THQ, Inc.	41,964	0.1
11,993	@	Triquint Semiconductor, Inc.	52,409	0.1
30,995	@	TTM Technologies, Inc.	341,255	0.6
1,366	@	Tyler Technologies, Inc.	43,780	0.1
1,133	@	Ultratech, Inc.	26,286	0.0
34,716		United Online, Inc.	183,300	0.3
9,981	@,L	Veeco Instruments, Inc.	248,427	0.4
4,830	@	Viasat, Inc.	228,556	0.4
2,300	@	Virtusa Corp.	36,202	0.1
700	@	Volterra Semiconductor Corp.	17,150	0.0
1,450	@	Websense, Inc.	26,260	0.0
7,636	@	Wright Express Corp.	400,737	0.7
3,800	@	XO Group, Inc.	28,006	0.0
			11,208,184	19.0

		Materials: 4.5%
1,425		A Schulman, Inc.	29,455	0.1
2,100	@	AM Castle & Co.	28,560	0.0

See Accompanying Notes to Financial Statements

18

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Materials: (continued)
1,469		Amcol International Corp.	$48,668	0.1
2,900		American Vanguard Corp.	37,004	0.1
3,701		Balchem Corp.	153,591	0.3
1,710		Buckeye Technologies, Inc.	52,976	0.1
7,125	@	Calgon Carbon Corp.	106,020	0.2
18,180	@	Century Aluminum Co.	175,073	0.3
724	@	Clearwater Paper Corp.	25,478	0.0
1,350		Deltic Timber Corp.	86,467	0.1
2,200		Eagle Materials, Inc.	50,930	0.1
1,100		Hawkins, Inc.	43,461	0.1
1,500		Haynes International, Inc.	89,940	0.2
2,691		HB Fuller Co.	62,054	0.1
7,700	@	Headwaters, Inc.	19,712	0.0
600		Kaiser Aluminum Corp.	27,960	0.0
4,900	@	KapStone Paper and Packaging Corp.	81,242	0.1
900		Koppers Holdings, Inc.	29,727	0.1
4,000	@	Kraton Performance Polymers, Inc.	84,080	0.1
2,300	@	LSB Industries, Inc.	71,921	0.1
10,117	@	Materion Corp.	248,777	0.4
4,350		Myers Industries, Inc.	53,331	0.1
1,850		Neenah Paper, Inc.	34,614	0.1
1,200		Olympic Steel, Inc.	28,488	0.0
15,650	@	OM Group, Inc.	356,038	0.6
3,468		PolyOne Corp.	37,316	0.1
1,640		Quaker Chemical Corp.	63,812	0.1
550	@	RTI International Metals, Inc.	15,015	0.0
4,212		Schweitzer-Mauduit International, Inc.	299,979	0.5
230		Stepan Co.	18,685	0.0
1,600	@,L	STR Holdings, Inc.	14,656	0.0
1,600		Texas Industries, Inc.	40,528	0.1
2,994		Tredegar Corp.	65,359	0.1
6,200		Wausau Paper Corp.	47,864	0.1
2,764		Zep, Inc.	38,945	0.1
			2,667,726	4.5

		Telecommunications: 0.7%
1,150		Atlantic Tele-Network, Inc.	47,610	0.1
2,035	@	Cbeyond, Inc.	15,079	0.0
5,400	@	Cincinnati Bell, Inc.	15,876	0.0
4,600	@	General Communication, Inc.	46,874	0.1
4,469		Lumos Networks Corp.	65,381	0.1
5,733	@	Neutral Tandem, Inc.	61,974	0.1
5,969		NTELOS Holdings Corp.	126,006	0.2
2,793		USA Mobility, Inc.	39,158	0.1
			417,958	0.7

		Utilities: 4.3%
10,100		Allete, Inc.	402,485	0.7
850		American States Water Co.	29,988	0.1
2,352		Avista Corp.	58,800	0.1

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Utilities: (continued)
1,700		Central Vermont Public Service Corp.	$59,823	0.1
1,917		CH Energy Group, Inc.	108,023	0.2
1,864		El Paso Electric Co.	64,345	0.1
5,448		Laclede Group, Inc.	218,628	0.4
1,662		New Jersey Resources Corp.	78,629	0.1
6,850		Northwest Natural Gas Co.	322,361	0.5
1,400		NorthWestern Corp.	48,832	0.1
3,367		Piedmont Natural Gas Co.	111,010	0.2
1,200		South Jersey Industries, Inc.	67,416	0.1
14,554		Southwest Gas Corp.	588,418	1.0
5,050		UIL Holdings Corp.	175,942	0.3
5,022		Unisource Energy Corp.	185,212	0.3
			2,519,912	4.3

	Total Common Stock
	(Cost $53,799,992)		58,270,571	98.6

RIGHTS: 0.0%
		Financials: 0.0%
2,700		First BanCorp/Puerto Rico	8	0.0

		Materials: –%
3,200	X	Gerber Scientific	–	–

	Total Rights (Cost $–)		8	0.0

	Total Long-Term Investments (Cost $53,799,992)		58,270,579	98.6

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.4%
		Securities Lending Collateralcc(1) : 3.1%
818,845		BNP Paribas Bank, Repurchase Agreement dated 11/30/11, 0.15%, due 12/01/11 (Principal Amount $818,845, collateralized by various U.S. Government Agency Obligations, 3.500%-6.500%, Market Value plus accrued interest $835,222, due 05/01/18-01/01/48)	818,845	1.4

See Accompanying Notes to Financial Statements

19

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1) (continued)
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 11/30/11, 0.15%, due 12/01/11 (Principal Amount $1,000,000, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.819%, Market Value plus accrued interest $1,020,000, due 12/22/11-08/01/45)	$1,000,000	1.7
		1,818,845	3.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.3%
812,500	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $812,500)	812,500	1.3

Total Short-Term Investments (Cost $2,631,345)	2,631,345	4.4

Total Investments in Securities (Cost $56,431,337)	$60,901,924	103.0
Liabilities in Excess of Other Assets	(1,768,781)	(3.0)

Net Assets	$59,133,143	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at November 30, 2011.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $57,233,667.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$8,486,528
Gross Unrealized Depreciation	(4,818,271)

Net Unrealized appreciation	$3,668,257

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of November 30, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value

Asset Derivatives

Equity contracts	Net Assets- Unrealized appreciation*	$92,510

Total Asset Derivatives		$92,510

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended November 30, 2011 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures

Equity contracts	$(165,485)
Total	$(165,485)

See Accompanying Notes to Financial Statements

20

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures

Equity contracts	$37,275
Total	$37,275

See Accompanying Notes to Financial Statements

21

ING CORE EQUITY RESEARCH FUND	PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2011 (UNAUDITED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.5%
		Consumer Discretionary: 10.6%
262,300		Comcast Corp. – Class A	$5,946,341	1.7
226,300		International Game Technology	3,860,678	1.1
40,123	@	Liberty Media Corp.	3,060,611	0.9
170,579		Macy’s, Inc.	5,514,819	1.5
49,000		McDonald’s Corp.	4,680,480	1.3
242,500		Regal Entertainment Group	3,455,625	1.0
152,700		Starbucks Corp.	6,639,396	1.9
121,100		Wyndham Worldwide Corp.	4,292,995	1.2
			37,450,945	10.6

		Consumer Staples: 6.6%
277,600		Altria Group, Inc.	7,964,344	2.3
72,900		Beam, Inc.	3,828,708	1.1
169,200		Coca-Cola Enterprises, Inc.	4,419,504	1.2
46,900		JM Smucker Co.	3,563,462	1.0
44,800	@	Ralcorp Holdings, Inc.	3,643,136	1.0
			23,419,154	6.6

		Energy: 13.0%
111,600		Arch Coal, Inc.	1,829,124	0.5
50,900	@	Cameron International Corp.	2,748,091	0.8
216,120		ExxonMobil Corp.	17,384,693	4.9
82,800		Halliburton Co.	3,047,040	0.9
51,115		National Oilwell Varco, Inc.	3,664,945	1.0
75,100		Range Resources Corp.	5,385,421	1.5
101,500		Royal Dutch Shell PLC - Class A ADR	7,105,000	2.0
62,800		Schlumberger Ltd.	4,730,724	1.4
			45,895,038	13.0

		Financials: 13.7%
134,003		Blackstone Group LP	1,839,861	0.5
170,120		Citigroup, Inc.	4,674,898	1.3
370,900		Fifth Third Bancorp.	4,484,181	1.3
250,898		JPMorgan Chase & Co.	7,770,311	2.2
114,400		Prudential Financial, Inc.	5,793,216	1.6
46,558		Reinsurance Group of America, Inc.	2,397,737	0.7
80,400		Travelers Cos., Inc.	4,522,500	1.3
200,400		US Bancorp.	5,194,368	1.5
303,390		Wells Fargo & Co.	7,845,665	2.2
183,334		XL Group PLC	3,780,347	1.1
			48,303,084	13.7

		Health Care: 9.4%
105,300		Cardinal Health, Inc.	4,471,038	1.3
70,289		Covidien PLC	3,201,664	0.9
104,100	@	Express Scripts, Inc.	4,752,165	1.3
117,200	@	HCA Holdings, Inc.	2,857,336	0.8
139,400	@	Mylan Laboratories	2,722,482	0.8

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care: (continued)
437,600		Pfizer, Inc.	$8,782,632	2.5
70,300		St. Jude Medical, Inc.	2,702,332	0.8
89,936		Teva Pharmaceutical Industries Ltd. ADR	3,562,365	1.0
			33,052,014	9.4

		Industrials: 11.8%
38,800		Acuity Brands, Inc.	1,949,700	0.5
58,300		Boeing Co.	4,004,627	1.1
64,600		Cooper Industries PLC	3,587,238	1.0
68,800		Dover Corp.	3,781,936	1.1
55,000		Fluor Corp.	3,015,100	0.9
69,300		General Dynamics Corp.	4,577,958	1.3
110,100		Harsco Corp.	2,272,464	0.6
56,200		Pall Corp.	3,062,338	0.9
31,300	@	TransDigm Group, Inc.	3,017,946	0.9
133,600		Trinity Industries, Inc.	3,818,288	1.1
39,163		Union Pacific Corp.	4,049,846	1.1
136,400		Waste Connections, Inc.	4,469,828	1.3
			41,607,269	11.8

		Information Technology: 21.2%
159,600	@	Adobe Systems, Inc.	4,376,232	1.2
83,500	@	Ansys, Inc.	5,174,495	1.5
42,348	@	Apple, Inc.	16,185,406	4.6
20,700	@	Google, Inc. - Class A	12,407,373	3.5
439,100		Intel Corp.	10,937,981	3.1
189,300		Jabil Circuit, Inc.	3,837,111	1.1
232,000		Oracle Corp.	7,273,200	2.0
191,869		Qualcomm, Inc.	10,514,421	3.0
241,900		Seagate Technology	4,136,490	1.2
			74,842,709	21.2

		Materials: 4.1%
57,900		Allegheny Technologies, Inc.	2,907,738	0.8
101,500		EI Du Pont de Nemours & Co.	4,843,580	1.4
66,400		Monsanto Co.	4,877,080	1.4
70,100		Packaging Corp. of America	1,823,301	0.5
			14,451,699	4.1

		Telecommunications: 4.6%
242,000		AT&T, Inc.	7,013,160	2.0
146,800		CenturyTel, Inc.	5,507,936	1.5
95,400	@	SBA Communications Corp.	3,900,906	1.1
			16,422,002	4.6

		Utilities: 2.5%
113,900		Exelon Corp.	5,046,909	1.4

See Accompanying Notes to Financial Statements

1

ING CORE EQUITY RESEARCH FUND	PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities: (continued)
247,300	NV Energy, Inc.	$3,793,582	1.1
		8,840,491	2.5

	Total Common Stock (Cost $300,666,666)
		344,284,405	97.5

SHORT-TERM INVESTMENTS: 2.4%
	Mutual Funds: 2.4%
8,424,700	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $8,424,700)	8,424,700	2.4

	Total Short-Term Investments (Cost $8,424,700)	8,424,700	2.4

Total Investments in Securities (Cost $309,091,366)	$352,709,105	99.9
Assets in Excess of Other Liabilities	350,756	0.1

Net Assets	$353,059,861	100.0

@	Non-income producing security

ADR	American Depositary Receipt

	Cost for federal income tax purposes is $313,104,821.

	Net unrealized appreciation consists of:

	Gross Unrealized Appreciation	$58,792,641
	Gross Unrealized Depreciation	(19,188,357)

	Net Unrealized appreciation	$39,604,284

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended November 30, 2011 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures

Equity contracts	$160,198

Total	$160,198

See Accompanying Notes to Financial Statements

2

ING CORPORATE LEADERS 100 FUND	PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2011 (UNAUDITED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.1%
		Consumer Discretionary: 10.6%
390	@	Amazon.com, Inc.	$74,993	0.8
4,140		Comcast Corp. – Class A	93,854	0.9
8,940	@	Ford Motor Co.	94,764	0.9
2,650		Home Depot, Inc.	103,933	1.0
4,490		Lowe’s Cos., Inc.	107,805	1.1
1,020		McDonald’s Corp.	97,431	1.0
5,610		News Corp. - Class A	97,838	1.0
1,030		Nike, Inc.	99,065	1.0
1,780		Target Corp.	93,806	0.9
2,926		Time Warner, Inc.	101,883	1.0
2,930		Walt Disney Co.	105,041	1.0
			1,070,413	10.6

		Consumer Staples: 12.0%
3,390		Altria Group, Inc.	97,259	1.0
4,520		Avon Products, Inc.	76,840	0.8
1,280		Coca-Cola Co.	86,054	0.8
1,010		Colgate-Palmolive Co.	92,415	0.9
1,090		Costco Wholesale Corp.	92,977	0.9
2,620		CVS Caremark Corp.	101,761	1.0
1,740		HJ Heinz Co.	91,611	0.9
2,590		Kraft Foods, Inc.	93,628	0.9
1,430		PepsiCo, Inc.	91,520	0.9
1,394		Philip Morris International, Inc.	106,279	1.1
1,400		Procter & Gamble Co.	90,398	0.9
2,730		Walgreen Co.	92,056	0.9
1,720		Wal-Mart Stores, Inc.	101,308	1.0
			1,214,106	12.0

		Energy: 11.6%
1,090		Apache Corp.	108,390	1.1
1,840		Baker Hughes, Inc.	100,482	1.0
930		Chevron Corp.	95,623	0.9
1,380		ConocoPhillips	98,422	1.0
1,550		Devon Energy Corp.	101,463	1.0
1,210		ExxonMobil Corp.	97,332	1.0
2,760		Halliburton Co.	101,568	1.0
1,690		National Oilwell Varco, Inc.	121,173	1.2
1,190		Occidental Petroleum Corp.	117,691	1.2
1,460		Schlumberger Ltd.	109,982	1.1
3,580		Williams Cos., Inc.	115,562	1.1
			1,167,688	11.6

		Financials: 12.7%
3,620		Allstate Corp.	96,980	1.0
1,930		American Express Co.	92,717	0.9
14,070		Bank of America Corp.	76,541	0.8
4,630		Bank of New York Mellon Corp.	90,100	0.9
1,220	@	Berkshire Hathaway, Inc.	96,087	0.9
2,340		Capital One Financial Corp.	104,504	1.0
3,330		Citigroup, Inc.	91,508	0.9
870		Goldman Sachs Group, Inc.	83,398	0.8

2,840		JPMorgan Chase & Co. $	87,955	0.9
3,060		Metlife, Inc.	96,329	1.0
5,910		Morgan Stanley	87,409	0.9
3,680		US Bancorp.	95,386	0.9
3,580		Wells Fargo & Co.	92,579	0.9
5,552		Weyerhaeuser Co.	93,218	0.9
			1,284,711	12.7

		Health Care: 9.2%
1,710		Abbott Laboratories	93,281	0.9
1,610		Amgen, Inc.	93,235	0.9
1,600		Baxter International, Inc.	82,656	0.8
2,870		Bristol-Myers Squibb Co.	93,906	0.9
2,270	@	Gilead Sciences, Inc.	90,459	0.9
1,390		Johnson & Johnson	89,961	0.9
2,630		Medtronic, Inc.	95,811	1.0
2,717		Merck & Co., Inc.	97,133	1.0
4,971		Pfizer, Inc.	99,768	1.0
1,930		UnitedHealth Group, Inc.	94,126	0.9
			930,336	9.2

		Industrials: 14.1%
1,200		3M Co.	97,248	1.0
1,430		Boeing Co.	98,227	1.0
1,190		Caterpillar, Inc.	116,477	1.1
2,040		Emerson Electric Co.	106,590	1.1
1,270		FedEx Corp.	105,512	1.0
1,540		General Dynamics Corp.	101,732	1.0
5,640		General Electric Co.	89,732	0.9
1,980		Honeywell International, Inc.	107,217	1.1
1,220		Lockheed Martin Corp.	95,343	0.9
1,400		Norfolk Southern Corp.	105,756	1.0
2,180		Raytheon Co.	99,343	1.0
1,060		Union Pacific Corp.	109,614	1.1
1,380		United Parcel Service, Inc. - Class B	99,015	1.0
1,220		United Technologies Corp.	93,452	0.9
			1,425,258	14.1

		Information Technology: 14.7%
260	@	Apple, Inc.	99,372	1.0
5,640		Cisco Systems, Inc.	105,130	1.0
6,020	@	Dell, Inc.	94,875	0.9
4,180	@	EMC Corp.	96,182	1.0
180	@	Google, Inc. - Class A	107,890	1.1
3,760		Hewlett-Packard Co.	105,092	1.0
490		International Business Machines Corp.	92,120	0.9
4,020		Intel Corp.	100,138	1.0
270		Mastercard, Inc.	101,128	1.0
3,530		Microsoft Corp.	90,297	0.9
3,040		Oracle Corp.	95,304	0.9
1,780		Qualcomm, Inc.	97,544	1.0
3,290		Texas Instruments, Inc.	99,029	1.0
1,030		Visa, Inc.	99,879	1.0
12,170		Xerox Corp.	99,186	1.0
			1,483,166	14.7

		Materials: 5.1%
8,890		Alcoa, Inc.	89,078	0.9
3,760		Dow Chemical Co.	104,190	11

See Accompanying Notes to Financial Statements

3

ING CORPORATE LEADERS 100 FUND	PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Materials: (continued)
2,170		EI Du Pont de Nemours & Co.	$103,552	1.0
2,850		Freeport-McMoRan Copper & Gold, Inc.	112,860	1.1
1,410		Monsanto Co.	103,564	1.0
			513,244	5.1

		Telecommunications: 2.5%
3,090		AT&T, Inc.	89,548	0.9
28,540	@	Sprint Nextel Corp.	77,058	0.7
2,410		Verizon Communications, Inc.	90,930	0.9
			257,536	2.5

		Utilities: 3.6%
2,320		American Electric Power Co., Inc.	92,058	0.9
1,320		Entergy Corp.	92,875	0.9
2,060		Exelon Corp.	91,278	0.9
2,090		Southern Co.	91,772	0.9
			367,983	3.6

	Total Common Stock (Cost $6,834,453)		9,714,441	96.1

EXCHANGE-TRADED FUNDS: 2.8%
2,300	SPDR Trust Series 1	287,753	2.8
	Total Exchange-Traded Funds (Cost $263,775)	287,753	2.8

	Total Investments in Securities (Cost $7,098,228)	$10,002,194	98.9
	Assets in Excess of Other Liabilities	108,131	1.1

	Net Assets	$10,110,325	100.0

@ Non-income producing security

Cost for federal income tax purposes is $7,612,235.

Net unrealized appreciation consists of:

	Gross Unrealized Appreciation		$2,970,999
	Gross Unrealized Depreciation		(581,040)

	Net Unrealized appreciation		$2,389,959

See Accompanying Notes to Financial Statements

4

ING SMALL COMPANY FUND	PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2011 (UNAUDITED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.2%
		Consumer Discretionary: 13.9%
68,148		Arbitron, Inc.	$2,563,046	0.7
115,925	@	Ascena Retail Group, Inc.	3,190,256	0.9
49,572	@	Bally Technologies, Inc.	1,900,590	0.5
127,450		Callaway Golf Co.	720,092	0.2
36,200	@	Childrens Place Retail Stores, Inc.	1,950,094	0.6
151,859	@	Collective Brands, Inc.	2,118,433	0.6
187,695		Cooper Tire & Rubber Co.	2,515,113	0.7
112,200		Finish Line	2,365,176	0.7
41,681	L	Gildan Activewear, Inc.	995,342	0.3
31,600	@	Hibbett Sporting Goods, Inc.	1,438,116	0.4
88,700	@	Jack in the Box, Inc.	1,818,350	0.5
181,415	@	La-Z-Boy, Inc.	1,796,009	0.5
81,673	@	Life Time Fitness, Inc.	3,326,541	1.0
348,700	@	OfficeMax, Inc.	1,621,455	0.5
222,747	@	Orient-Express Hotels Ltd.	1,601,551	0.5
56,463	@	Papa John’s International, Inc.	2,139,948	0.6
55,930		Pool Corp.	1,705,865	0.5
148,200		Regis Corp.	2,403,804	0.7
242,081	@	Ruby Tuesday, Inc.	1,774,454	0.5
134,000	@	Sally Beauty Holdings, Inc.	2,693,400	0.8
269,492	@	Sonic Corp.	1,902,614	0.5
121,000	@	Wet Seal, Inc.	417,450	0.1
80,250		Wolverine World Wide, Inc.	2,956,410	0.9
64,170		Wyndham Worldwide Corp.	2,274,827	0.7
			48,188,936	13.9

		Consumer Staples: 1.3%
42,180		Casey’s General Stores, Inc.	2,251,568	0.6
44,685		Flowers Foods, Inc.	883,423	0.3
75,333		Spartan Stores, Inc.	1,358,254	0.4
			4,493,245	1.3

		Energy: 6.3%
86,700	@	Bill Barrett Corp.	3,381,300	1.0
124,550	@	Carrizo Oil & Gas, Inc.	3,544,693	1.0
50,500	@	Dril-Quip, Inc.	3,592,065	1.0
75,100	@	Energy Partners Ltd.	1,037,882	0.3
47,512		HollyFrontier Corp.	1,104,654	0.3
64,200	@	Key Energy Services, Inc.	969,420	0.3
225,900	@	McMoRan Exploration Co.	3,609,882	1.0
127,940	L	Nordic American Tanker Shipping	1,603,088	0.5
61,719	@	Unit Corp.	3,124,216	0.9
			21,967,200	6.3

		Financials: 19.2%
27,300	@	Affiliated Managers Group, Inc.	2,581,761	0.7

65,100		American Campus Communities, Inc.	$2,561,034	0.7
50,338		Cash America International, Inc.	2,502,302	0.7
106,247		Columbia Banking System, Inc.	1,912,446	0.6
254,109		CubeSmart	2,533,467	0.7
271,800		DCT Industrial Trust, Inc.	1,307,358	0.4
118,739		Delphi Financial Group	3,265,322	0.9
70,280	@	Encore Capital Group, Inc.	1,532,104	0.4
55,060		Entertainment Properties Trust	2,461,182	0.7
131,800		FirstMerit Corp.	1,925,598	0.6
131,970		Flushing Financial Corp.	1,707,692	0.5
96,000		Hatteras Financial Corp.	2,572,800	0.7
59,610		IBERIABANK Corp.	2,969,770	0.9
39,000		Jones Lang LaSalle, Inc.	2,512,380	0.7
121,600	@	Knight Capital Group, Inc.	1,535,808	0.4
153,984		LaSalle Hotel Properties	3,604,765	1.0
58,950		MFA Mortgage Investments, Inc.	405,576	0.1
85,087	L	National Retail Properties, Inc.	2,251,402	0.7
173,561	@	Netspend Holdings, Inc.	1,095,170	0.3
25,500	@	Piper Jaffray Cos.	527,850	0.2
115,257		Primerica, Inc.	2,646,301	0.8
24,611		ProAssurance Corp.	1,959,282	0.6
72,709		Prosperity Bancshares, Inc.	2,907,633	0.8
142,864		Provident Financial Services, Inc.	1,870,090	0.5
60,600		Selective Insurance Group	998,688	0.3
45,106	@	Signature Bank	2,635,543	0.8
157,400		Starwood Property Trust, Inc.	2,808,016	0.8
17,269	@	Stifel Financial Corp.	547,427	0.2
407,200		Susquehanna Bancshares, Inc.	3,225,024	0.9
63,520	@	SVB Financial Group	2,987,981	0.9
90,838		Wintrust Financial Corp.	2,524,388	0.7
			66,876,160	19.2

		Health Care: 11.2%
40,176	@	Acorda Therapeutics, Inc.	930,074	0.3
62,454	@	Align Technology, Inc.	1,530,123	0.4
72,800	@	Amsurg Corp.	1,898,624	0.5
78,400	@	Centene Corp.	3,034,864	0.9
29,629	@	Cubist Pharmaceuticals, Inc.	1,142,791	0.3
47,050	@	Haemonetics Corp.	2,786,772	0.8
175,850	@	Healthsouth Corp.	3,038,688	0.9
69,800	@	Impax Laboratories, Inc.	1,405,772	0.4
100,600	@,L	Incyte Corp., Ltd.	1,385,262	0.4
77,253	@	Medicines Co.	1,460,854	0.4
36,100	@	Mednax, Inc.	2,433,140	0.7

See Accompanying Notes to Financial Statements

5

ING SMALL COMPANY FUND	PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care: (continued)
72,606		Meridian Bioscience, Inc.	$1,388,953	0.4
187,671	@	Nektar Therapeutics	938,355	0.3
52,376	@	Onyx Pharmaceuticals, Inc.	2,309,782	0.7
83,234		Owens & Minor, Inc.	2,563,607	0.7
112,300	@	PSS World Medical, Inc.	2,737,874	0.8
27,400	@	Salix Pharmaceuticals Ltd.	1,209,436	0.3
96,429	@,L	Savient Pharmaceuticals, Inc.	242,037	0.1
54,034		Steris Corp.	1,624,802	0.5
81,100	@	Thoratec Corp.	2,467,062	0.7
60,034		Universal Health Services, Inc.	2,414,567	0.7
			38,943,439	11.2

		Industrials: 18.2%
137,526		Actuant Corp.	3,152,096	0.9
79,700		Acuity Brands, Inc.	4,004,925	1.2
41,100	@	Allegiant Travel Co.	2,140,488	0.6
81,139	@	Atlas Air Worldwide Holdings, Inc.	3,428,123	1.0
131,842		Barnes Group, Inc.	3,284,184	0.9
101,730		Brady Corp.	3,045,796	0.9
52,154	@	Clean Harbors, Inc.	3,127,675	0.9
266,200	@	Diana Shipping, Inc.	1,993,838	0.6
218,500		Heartland Express, Inc.	3,004,375	0.9
102,228	@	HUB Group, Inc.	3,044,350	0.9
17,748	@	Kirby Corp.	1,140,841	0.3
69,955	@	Mobile Mini, Inc.	1,261,289	0.4
170,050	@	Orbital Sciences Corp.	2,525,242	0.7
56,860		Regal-Beloit Corp.	2,994,248	0.9
114,188		Resources Connection, Inc.	1,221,812	0.4
61,200	@	Teledyne Technologies, Inc.	3,468,816	1.0
97,751	@	Tetra Tech, Inc.	2,188,645	0.6
58,448		Toro Co.	3,300,559	1.0
82,373	@	TrueBlue, Inc.	1,060,140	0.3
67,300		Universal Forest Products, Inc.	1,875,651	0.5
68,403		Waste Connections, Inc.	2,241,566	0.6
46,225		Watsco, Inc.	2,935,287	0.8
102,439		Watts Water Technologies, Inc.	3,913,170	1.1
68,200		Woodward Governor Co.	2,887,588	0.8
			63,240,704	18.2

		Information Technology: 16.7%
99,600		Adtran, Inc.	3,289,788	1.0
220,741	@	Advanced Energy Industries, Inc.	2,202,995	0.6
36,380	@	Anixter International, Inc.	2,234,096	0.6
53,259	@	Ansys, Inc.	3,300,460	1.0
80,500	@	Ariba, Inc.	2,443,175	0.7
173,820	@	Arris Group, Inc.	1,868,565	0.5
110,700	@,L	Aruba Networks, Inc.	2,335,770	0.7

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Information Technology: (continued)
27,670	@	CACI International, Inc.	$1,560,035	0.5
62,300	@	Concur Technologies, Inc.	2,942,429	0.9
24,584	@	Digital River, Inc.	393,098	0.1
53,269	@	FEI Co.	2,149,937	0.6
208,450	@	Formfactor, Inc.	1,234,024	0.4
83,000	@	Fortinet, Inc.	1,991,170	0.6
54,966	@	Informatica Corp.	2,470,997	0.7
161,300	@	Intermec, Inc.	1,183,942	0.3
51,178	@	Micros Systems, Inc.	2,414,066	0.7
119,868	@	Microsemi Corp.	2,128,856	0.6
98,872		MKS Instruments, Inc.	2,655,702	0.8
165,200	@	Parametric Technology Corp.	3,441,116	1.0
92,403	@	Plexus Corp.	2,508,741	0.7
87,422	@	Polycom, Inc.	1,477,432	0.4
53,700		Power Integrations, Inc.	1,887,555	0.5
126,950	@	Progress Software Corp.	2,585,971	0.7
54,100	@	QLogic Corp.	807,172	0.2
47,230	@	Quest Software, Inc.	853,446	0.3
81,600	@	Riverbed Technolgoy, Inc.	2,121,600	0.6
135,800	@	SuccessFactors, Inc.	3,476,480	1.0
			57,958,618	16.7

		Materials: 5.7%
92,101		Buckeye Technologies, Inc.	2,853,289	0.8
187,700		Commercial Metals Co.	2,624,046	0.7
147,400		HB Fuller Co.	3,399,044	1.0
52,700		Minerals Technologies, Inc.	3,056,600	0.9
403,900	@	Thompson Creek Metals Co., Inc.	2,823,261	0.8
177,200		Worthington Industries	3,116,948	0.9
147,900		Zep, Inc.	2,083,911	0.6
			19,957,099	5.7

		Telecommunications: 1.3%
150,019		Alaska Communications Systems Group, Inc.	802,602	0.2
36,635		Lumos Networks Corp.	535,970	0.2
36,635		NTELOS Holdings Corp.	773,365	0.2
63,625	@	SBA Communications Corp.	2,601,626	0.7
			4,713,563	1.3

		Utilities: 3.4%
102,160		Cleco Corp.	3,692,062	1.1
84,000		El Paso Electric Co.	2,899,680	0.8
60,360		Idacorp, Inc.	2,474,157	0.7
105,538		Portland General Electric Co.	2,643,727	0.8
			11,709,626	3.4

	Total Common Stock
	(Cost $344,111,694)		338,048,590	97.2

See Accompanying Notes to Financial Statements

6

ING SMALL COMPANY FUND	PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 1.2%
56,700	iShares Russell 2000 Index Fund	$4,179,357	1.2

	Total Exchange-Traded Funds (Cost $4,538,963)	4,179,357	1.2

	Total Long-Term Investments (Cost $348,650,657)	342,227,947	98.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.3%
		Securities Lending Collateralcc(1) : 1.8%
1,537,340	Barclays Bank PLC, Repurchase Agreement dated 11/30/11, 0.14%, due 12/01/11 (Principal Amount $1,537,340, collateralized by various U.S. Government Agency Obligations, 3.000%-4.500%, Market Value plus accrued interest $1,568,087, due 08/01/26-01/01/41)	1,537,340	0.5
1,537,340	BNP Paribas Bank, Repurchase Agreement dated 11/30/11, 0.15%, due 12/01/11 (Principal Amount $1,537,340, collateralized by various U.S. Government Agency Obligations, 3.500%-6.500%, Market Value plus accrued interest $1,568,087, due 05/01/18-01/01/48)	1,537,340	0.4
1,537,340	Cantor Fitzgerald, Repurchase Agreement dated 11/30/11, 0.15%, due 12/01/11 (Principal Amount $1,537,340, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.819%, Market Value plus accrued interest $1,568,087, due 12/22/11-08/01/45)	1,537,340	0.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1) (continued)
1,171,197	Merrill Lynch & Co., Inc., Repurchase Agreement dated 11/30/11, 0.10%, due 12/01/11 (Principal Amount $1,171,197, collateralized by various U.S. Government Agency Obligations, 0.500%-4.500%, Market Value plus accrued interest $1,194,632, due 10/30/12-03/11/16)	$1,171,197	0.3
689,794	Mizuho Securities USA Inc., Repurchase Agreement dated 11/30/11, 0.17%, due 12/01/11 (Principal Amount $689,794, collateralized by various U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $703,590, due 11/01/22-02/25/44)	689,794	0.2
		6,473,011	1.8

Shares		Value	Percentage of Net Assets
		Mutual Funds: 0.5%
1,649,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $1,649,000)	1,649,000	0.5

	Total Short-Term Investments (Cost $8,122,011)	8,122,011	2.3

	Total Investments in Securities (Cost $356,772,668)	$350,349,958	100.7
	Liabilities in Excess of Other Assets	(2,558,768)	(0.7)

	Net Assets	$347,791,190	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at November 30, 2011.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

See Accompanying Notes to Financial Statements

7

ING SMALL COMPANY FUND	PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2011 (UNAUDITED) (CONTINUED)

Cost for federal income tax purposes is $357,026,016

Net unrealized depreciation consists of: Gross Unrealized Appreciation	$24,911,799

Gross Unrealized Depreciation	(31,587,857)

Net Unrealized depreciation	$(6,676,058)

See Accompanying Notes to Financial Statements

8

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not required for Semi-annual filing.

Item 8. Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee (“Committee”) for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Trustee vacancies on the Board. The Committee currently consists of four Trustees of the Board, none of whom are considered “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. The Committee has adopted a written charter that sets forth the policies and procedures of the Committee. The Committee will accept referrals for potential candidates from Board members, Fund shareholders, legal counsel to the disinterested Trustees or such other sources as the Committee deems appropriate. Shareholders can submit recommendations in writing to the attention of the Chairperson of the Committee at an address to be maintained by Fund management for this purpose. In order for the Committee to consider a potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance.

Item 10. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Series Fund, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: February 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: February 3, 2012

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: February 3, 2012